ABN-AMRO Funds

[LOGO APPEARS HERE]



                                                        [ARTWORK APPEARS HERE]


                                                               Annual
                                                               Report


                                                               December 31, 1998

TABLE OF CONTENTS

Letter to Shareholders ............................1
Manager's Discussion and Analysis..................3
Report of Ernst & Young LLP,
     Independent Auditors.........................21
Schedule of Investments...........................22
Statement of Assets and Liabilities...............56
Statement of Operations...........................59
Statement of Changes in Net Assets................62
Financial Highlights..............................68
Notes to Financial Statements.....................84










NOT FDIC INSURED . NO BANK GUARANTEE . MAY LOSE VALUE

ABN AMRO is a registered service mark of ABN AMRO Holding N.V., the ultimate parent of ABN AMRO Asset Management (USA) Inc., the investment advisor to the ABN AMRO Funds. All rights reserved. ABN AMRO Funds are distributed by First Data Distributors, Inc. which is not a bank affiliate.

Letter to Shareholders

Dear Shareholder:

What a year! 1998 was one of the most volatile periods the market has experienced in recent times. So many factors were at play, from the Asian currency crisis to the uncertainty in the White House to Russia's default. The Federal Reserve's (the "Fed") bail out of a large hedge fund affected the markets, as did its moves on interest rates. Also, the boom in Internet stocks helped pull the stock market up toward the end of the year. A long-term outlook and good securities selection helped to steady the course for the ABN AMRO Funds. There were some exceptional bright spots, as well.

Rising disposable incomes, solid productivity gains and a confident consumer helped along the strong U.S. economy and surging dollar. This environment favored growth-oriented, earnings driven stocks. The ABN AMRO Growth Fund bested the S&P 500 Index ("S&P 500") returning 30.23% (Common Shares Class) and 29.52% (Investor Shares Class), respectively, compared to 28.74% for the S&P 500 for the 1-year period ended 12/31/98. The Fund's focus on larger company stocks with strong earnings growth put it on the upward path in 1998. It continues to provide strong, consistent performance longer term. The Fund (Common & Investor Shares) also carries a 4-STAR Morningstar* rating for the 3-year and 5-year periods ended 12/31/98 in the Equity category (out of 2,802 and 1,702 funds, respectively). Keeping in mind the cyclical nature of growth and value styles, the ABN AMRO Value Fund, with its focus on larger, undervalued stocks, was out of favor this year and underperformed the market.

Small stocks again underperformed larger cap stocks, as has been the trend over the past several years. The ABN AMRO Small Cap Growth Fund lagged its benchmark, primarily due to Internet stocks. Many fledgling Internet firms racked up stunning gains in 1998, but failed to record positive earnings. This has made investments in these types of companies quite speculative, thus limiting their entry into the portfolio. More broadly, small stocks have been building attractive valuations compared to larger cap stocks, which could work in their favor in 1999.

The U.S. Bond Market was certainly not immune to all the volatility. Falling interest rates led to gains in bonds for the first half of the year. While the economy remained strong, the Asian crisis and Russia's default contributed to "safe haven" buying of U.S. Treasuries. The resulting liquidity and credit crunch hurt the performance of non-Treasury sectors. ABN AMRO's Bond Funds were competitive in 1998, as the Intermediate Government Fixed Income Fund ended the year ranked #2 of 99 funds in Lipper's Short/Intermediate U.S. Government category* (it is ranked 5 of 78 and 9 of 51 for the 3- and 5-year periods, respectively, ended 12/31/98). The Fund outperformed its Lipper category average 8.16% (Common Shares) and 7.56% (Investor Shares) to 6.58% for 1998 and carries a 4-STAR Morningstar* rating (out of 1,488 funds) for the 3-year period ended 12/31/98 in the Taxable Bond category. For the 5-year period, the Fund received 3 stars, out of 987 funds. The ABN AMRO Money Market Funds provided strong relative returns this year and continued to receive media attention.

Overseas markets were mixed. Europe started the year with a strong rally, then went through a consolidation phase in the second quarter and sharp decline in the third, and another rally in the fourth. Interest rate reductions helped stocks despite the problems in Asia and Latin America, the weak economy in Japan and the continuing conflict with Iraq. The ABN AMRO International Equity Fund outperformed its benchmark Morgan Stanley's EAFE (Europe, Australia and Far
East) Index, 25.43% (Common Shares) and 24.87% (Investor Shares) to 20.00% for the 1-year period ended 12/31/98. The EAFE Index is generally considered to be representative of international markets outside the U.S. Like the Growth Fund, ABN AMRO International Equity Fund has provided consistent long-term returns and carries a 4-STAR Morningstar* rating (Common and Investor Shares) for the 3-year and 5-year periods ended 12/31/98 in the Foreign Stock category (out of 862 and 407 funds, respectively). Look for ongoing reviews of the Fund in the various Morningstar publications.

Asian economies continued to struggle in 1998 - the ongoing problem also proved a shock to Latin markets. Russia's default on its debt impacted both regions and capped the negative sentiment felt toward emerging markets during the year. Both the ABN AMRO Asian Tigers and Latin America Equity Funds struggled, but long-term prospects for both regions still appear positive.

We expect last year's volatility to continue in 1999, but we remain cautiously optimistic for both stocks and bonds. Europe may mirror the U.S., with both economies growing (but at a reduced rate) with low inflation.

In 1998, we addressed the ongoing year 2000 problem, also known as Y2K. Many computer programs around the world use two digits instead of four to identify the year, and assume the next century to be 1900 instead of 2000. If they cannot distinguish the years, they may not function properly. This is, essentially, what Y2K is all about.

To provide shareholders with a smooth transition into the new millennium, the Funds continue to work with their service providers (the Funds have no computer systems of their own) to assess the adequacy of their own year 2000 readiness efforts. Specifically, the Funds have asked their service providers (including the investment adviser, administrator, distributor, transfer agent and custodian) whether they expect to have their computer systems ready for the year 2000 transition. The Funds are seeking assurances from the service providers that their computer systems will be ready for the transition. The Funds are assessing all systems providing products or services to our shareholders, and the Funds' service providers are taking steps to modify them where necessary. Despite these efforts, however, shareholders may experience losses if the Funds' service providers experience year 2000 difficulties. In addition, the Funds and their shareholders may experience losses if issuers of portfolio securities or third parties, such as custodians, banks, broker-dealers or others with which the Funds do business, experience year 2000 difficulties.

Also of note, the first business day of 1999 saw the birth of the Euro. Investors and borrowers immediately embraced this eagerly awaited currency and the scheduled conversion of relevant ABN AMRO Fund holdings went smoothly. Because this composite currency is a superior substitute for the 11 underlying currencies, Euro bonds quickly accounted for 50% of all the international bonds issued in January. This is a record by far. Stock investors in Europe showed their approval by pushing prices up more than 4% on the first day. Since then, the Euro has reached a disciplined equilibrium. We think it is likely that the Euro will confound its skeptics. The efficiency arguments are strong, both for Europeans and for the rest of us. Will the Euro be as strong as the Dollar? Probably. Will it succeed? So far, so good. Will it hurt the Dollar? We believe not any time soon.

Given the fast pace of the Internet, and the changing needs of our shareholders, we introduced a new, sleeker version of the ABN AMRO Funds web site "http://www.abnamrofunds-usa.com". We hope you find it easier to use, with faster access to the information you need. We will be adding additional links over time, to put more of ABN AMRO's global resources at your disposal.

Thank you for the opportunity to serve your investment needs. We truly value your business.


Sincerely,


/s/ Timothy J. Leach,

Timothy J. Leach,

President                       President & CEO
ABN AMRO Funds                  ABN AMRO Asset Management (USA) Inc.


*Note: Past performance is no guarantee of future results. Lipper rankings are based on average annual total returns only, for the periods noted. Morningstar proprietary ratings are based on historical risk-adjusted performance and may change monthly. Ratings are calculated using a fund's average annual total returns in excess of 90-day Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. The top 10% of funds receive 5-stars; the next 22.5% of funds receive 4-stars. The next 35% receive 3-stars.

                                                               DECEMBER 31, 1998

Manager's Discussion and Analysis

Money Market Funds

In the beginning of the year the economy seemed to be growing strong. Concerns that the Fed would have to raise rates caused havoc among the emerging markets. Deteriorating economies in many Asian countries caused the dollar to strengthen against those currencies as well as some European currencies. As the year progressed, the Fed actually had to lower rates to provide liquidity to the system helping to avoid a global recession. Federal Funds were lowered by 3/4 of 1% in three separate moves.

The flight-to-quality trade caused the Treasury market to do better affecting credit spreads in all maturities within the fixed income market. The spreads between short-term Government securities and commercial paper or bank liabilities increased profoundly. Many investors sought refuge in both Treasury and Government based funds because of the credit crunch experienced within the marketplace.

By the fourth quarter, the market had priced in more rate cuts than the Advisor believed were likely. The average maturity was shortened and cash balances increased to take advantage of seasonal factors. As for the specifics on each
Fund:


Money Market Fund

The Fund's assets grew by 57% during 1998. This growth compares with a 29% increase for all money market funds as reported by IBC Financial Money Fund Report. The average maturity of the Fund was in a wide range for 1998. As it became clearer that rates were not going up, but trending lower, the average maturity was lengthened to 74 days, the longest it has ever been. We took advantage of the spread widening in the Fund, greatly reducing government holdings. Asset backed commercial paper was especially attractive close to year-end.


Government Money Market Fund

The Fund's assets grew by 84% during 1998. The average maturity of the Fund was in a wide range for 1998. As rates trended lower, the average maturity was lengthened to 80 days, the longest it has ever been.

Treasury Money Market Fund

The Fund's assets grew by 77% during 1998 and the Fund added the ability to buy repurchase agreements as an investment. Like our other taxable Money Market Funds, the average maturity of the Fund was in a wide range for the year. Although it was clear that rates were coming down, the flight-to-quality trade caused Treasury bill prices to soar, making it less attractive to maintain a long average maturity.


Tax-Exempt Money Market Fund

The Fund experienced asset growth of 34% during 1998. The Fund's average maturity fluctuated between 30-50 days reflecting not only the periodic cash flows that occur, but also the lack of supply of short-term notes during most of the year. The Fund purchased commercial paper throughout the curve to take advantage of the Fed's early bias to raise rates. The Fund also acquired short variable rate demand notes, which become attractive during tax time and year-end due to liquidity needs. When the Fed eased rates during the 4th quarter, the Fund acquired 30-day commercial paper and reduced some of its cash holdings.


Money Market Funds Outlook

Looking forward, we will continue to search for additional yield pick up over the current Federal Funds level. We will seek investment opportunity in the longer part of the curve for the taxable Money Market Funds, as the likelihood of a rate reduction wanes and the yield curve steepens. For the Tax-Exempt Money Market Fund, the Advisor expects to keep the maturity around 50 days, but will extend it, if opportunities arise at the longer end of the yield curve.

                                                               DECEMBER 31, 1998


Fixed Income Fund

For most bond investors, 1998 was a very tumultuous year. Interest rates fell dramatically throughout the year. Long-term Treasury rates began the period at 5.90% and ended at 5.09%. Meanwhile, short-term rates also dropped significantly. One-year Treasury rates began the year at 5.47% and ended at 4.50%. On the economic front, consensus expectations for a slowing economy due to the drag from the Asian Crisis never materialized. U.S. consumers continued to spend at a rapid pace supporting the domestic economy, while other major industrialized economies languished. However, the U.S. Bond Market did not fare as well during the third and fourth quarters. Russia's default resulted in a tremendous liquidity and credit crunch that caused yields on non-Treasury securities to rise to levels not seen since the last recession. The impact was so great that it erased most of the reward bond investors had achieved through the first half of the year, contributing significantly to the underperformance of non-Treasury sectors relative to Treasuries for the year.

Performance of the Fixed Income Fund benefited from our overweight to duration throughout the year. An overweight to duration should cause a bond portfolio to appreciate in price faster than the benchmark. However, the Fund's exposure to non-Treasury sectors limited returns. Corporate bonds had the worst performance of all the sectors, followed by mortgage-backs and asset backs. We were generally neutral to mortgage-backs throughout the year, but our overweight to corporate securities hurt performance.

Looking forward, many themes and risks remain. Inflation is benign, the economy remains subject to external shocks, and the dollar has increased competition from the euro. Meanwhile, the bond market remains subject to liquidity scares. As a result, we intend to focus on quality in our corporate credits and high liquidity in our mortgage-backed sector. We remain cautiously optimistic about the direction of interest rates, as the economy slows and inflation remains low.


COMMON SHARE CLASS

                             [CHART APPEARS HERE]

Comparison of Change in Value of a $10,000 Investment

                                                         Lipper Intermediate
             ABN AMRO              Lehman Brothers      Investment-Grade Debt
          Fixed Income Fund     Aggregate Bond Index     Funds Average Index
1/4/93*         10000                   10000                   10000
Dec-93          10982                   10974                   11023
Dec-94          10562                   10654                   10627
Dec-95          12434                   12623                   12448
Dec-96          12862                   13081                   12857
Dec-97          14048                   14344                   13964
Dec-98          15051                   15590                   15014


INVESTOR SHARE CLASS

                             [CHART APPEARS HERE]

Comparison of Change in Value of a $10,000 Investment

                                                         Lipper Intermediate
             ABN AMRO              Lehman Brothers      Investment-Grade Debt
          Fixed Income Fund     Aggregate Bond Index     Funds Average Index
3/12/93*        10000                   10000                   10000
Dec-93          10570                   10583                   10599
Dec-94          10151                   10274                   10221
Dec-95          11917                   12172                   11954
Dec-96          12302                   12614                   12349
Dec-97          13400                   13832                   13411
Dec-98          14313                   15034                   14416

* Inception Date

[CAPTION]

                                            Average Annual    Average Annual
Class of Shares            One-Year Return   5 Year Return   Inception to Date
Common                          7.13%            6.50%              7.06%
Investor                        6.81%            6.25%              6.37%


For the period ended December 31, 1998. Past performance of the Fund does not predict future results. Indexes are used for comparative performances only. All indexes are not managed, are not available for investment and, unlike all mutual funds, they do not assess fees.

Intermediate Government Fixed Income Fund

Interest rates fell dramatically throughout the year, while on the economic front, consensus expectations for a slowing economy due to the drag from the Asian Crisis never materialized. U.S. consumers continued to spend at a rapid pace supporting the domestic economy, while other major industrialized economies languished. However, the U.S. Bond Market did not fare as well during the third and fourth quarters. Russia's default resulted in a tremendous liquidity and credit crunch that caused yield spreads on non-Treasury securities to rise to levels not seen since the last recession.

Our shift away from mortgages during this year's volatility helped the Intermediate Government Fixed Income Fund's performance by concentrating holdings in sectors that would benefit from lower rates. Also, the decision to use longer duration securities improved the price performance of the Fund as rates moved downward.

As the rally dissipated in the fourth quarter and spreads of mortgage securities widened out, the Advisor added to the mortgage position and emphasized income return for the remainder of the year.

Most of the mortgage sector growth has come at the expense of agency debenture sales to accommodate Fund liquidations. We expect to continue to increase the allocation to mortgage securities, in anticipation of more stable interest rates, and to capture more of the income return that the sector offers.

                              COMMON SHARE CLASS

                             [CHART APPEARS HERE]

Comparison of Change in Value of a $10,000 Investment

               ABN AMRO                                Lipper Short/Intermediate
       Intermediate Government    Lehman Brothers          U.S. Government
          Fixed Income Fund    Government Bond Index     Funds Average Index
1/4/93*         10000                   10000                   10000
Dec-93          10598                   11065                   10705
Dec-94          10303                   10692                   10412
Dec-95          11732                   12653                   11752
Dec-96          12144                   13004                   12206
Dec-97          13107                   14250                   13042
Dec-98          14177                   15654                   13913


                             INVESTOR SHARE CLASS

                             [CHART APPEARS HERE]

Comparison of Change in Value of a $10,000 Investment

               ABN AMRO                                Lipper Short/Intermediate
       Intermediate Government    Lehman Brothers          U.S. Government
          Fixed Income Fund    Government Bond Index     Funds Average Index
4/12/93*        10000                   10000                   10000
Dec-93          10244                   10587                   10364
Dec-94           9933                   10230                   10087
Dec-95          11283                   12106                   11396
Dec-96          11656                   12441                   11829
Dec-97          12549                   13634                   12642
Dec-98          13499                   14978                   13494

* Inception Date

[CAPTION]

                                            Average Annual    Average Annual
Class of Shares            One-Year Return   5 Year Return   Inception to Date
Common                          8.16%            5.99%              6.00%
Investor                        7.56%            5.67%              5.38%


For the period ended December 31, 1998. Past performance of the Fund does not predict future results. Indexes are used for comparative performances only. All indexes are not managed, are not available for investment and, unlike all mutual funds, they do not assess fees.

December 31, 1998

Tax-Exempt Fixed Income Fund

The Fund's performance benefited from the Advisor's duration and sector exposure during most of the year. The Advisor kept the Tax-Exempt Fixed Income Fund's duration neutral to the market to begin the year, but soon extended duration as signs of economic turmoil in Asia and domestic economic fundamentals showed only trace amounts of inflation. These factors continued to transpire during the second quarter as yields trended lower.

The third quarter saw dramatic changes within the Fund as well as in the economy. The Fund extended its duration to the maximum during August due to very strong underlying financial fundamentals present in the market at that time. However, as world economic conditions appeared not as dire and domestic growth showed signs of weakness, duration was reduced to a moderate overweight. With Treasury yields at historic lows, housing bonds did not perform as well as other sectors due to refinancing. The Fund sold a portion of these securities and invested the proceeds into general obligation and revenue bonds. The Fed implemented interest rate easing during the fourth quarter due to a softening domestic economy. As a result, the short end of the curve out-performed the longer end. However, the Fund held no securities less than five years, which adversely affected performance during the fourth quarter.

Looking ahead to 1999, the Fund plans to continue to concentrate on securities with maturities of 10-22 years as well as 1-5 years, due to the Fed's bias toward lower rates. The Fund expects to continue to purchase essential service and well-capitalized revenue bonds that provide performance and price return.

COMMON SHARE CLASS


           ABN Tax-Exempt Fixed Income   Lehman Brother   Lipper General

12/31/92              10000                  10000            10000
Dec - 93              10855                  11228            11251
Dec - 94              10320                  10648            10529
Dec - 95              11937                  12506            12327
Dec - 96              12291                  13060            12765
Dec - 97              13441                  14261            13951
Dec - 98              14220                  15185            14721

Comparison of Change in Value of a $10,000 Investment


INVESTOR SHARE CLASS

           ABN Tax-Exempt Fixed Income   Lehman Brother   Lipper General

 2/28/93              10000                  10000            10000
Dec - 93              10442                  10711            10697
Dec - 94               9892                  10158            10006
Dec - 95              11419                  11931            11714
Dec - 96              11727                  12459            12126
Dec - 97              12795                  13605            13251
Dec - 98              13475                  14486            13978

Comparison of Change in Value of a $10,000 Investment

*  Inception Date

                                       Average Annual    Average Annual
Class of Shares      One-Year Return   5 Year Return   Inception to Date
-------------------------------------------------------------------------
Common                          5.79%           5.55%               6.05%
-------------------------------------------------------------------------
Investor                        5.31%           5.23%               5.26%
-------------------------------------------------------------------------

For the period ended December 31, 1998. Past performance of the Fund does not predict future results. Indexes are used for comparative performances only. All indexes are not managed, are not available for investment and, unlike all mutual funds, they do not assess fees.

International Fixed Income Fund

The ABN AMRO International Fixed Income Fund had a limited risk exposure during 1998. The Fund was not seriously hurt by the fall of credit markets and had no emerging markets exposure. Also, it did not short currencies, but underweighted currencies like the yen and, therefore, was not as hurt as those funds which shorted the yen. Still, an underweighted yen position was the main reason for the Fund's underperformance versus the benchmark, the J.P. Morgan Global Government Non-U.S. Bond Index. The fall of the Australian and Canadian currencies led to some underperformance as they were not fully hedged during the year. Being overweight duration throughout the whole year proved helpful in most of the regions where the Fund had bond allocations.

The absolute performance of the Fund was substantial after several poor years: this reflected the fall of the dollar in the second half of the year versus both the yen and most of the European currencies. Investors should keep in mind that this Fund has limited exposure to the U.S. dollar and serves as a diversification tool for those investors who seek non-U.S. dollar currency and bond exposure in particular. For the latter part of 1998, this finally started to pay off.

Looking ahead, a smaller version of the Asian crisis may unfold in Brazil, but should not have a comparable impact: not only could this crisis be better handled after all the experiences Asian financial institutions lived through, the fundamental position of the Latin American region does not seem as serious. In sum, we assume that this crisis might not endure and may be better managed.

The rest of the world, where most of the economic activity takes place, shows a diverging trend: Japan is still trying to get out of recession and for 1999 that could prove difficult despite massive stimulation programs.

Europe seems in a softening growth pattern, though some parts still show vigorous growth (Ireland, Denmark and Holland). Larger countries like Germany, France and Italy need structural changes, in particular in their rigid and often too expensive labor markets, before they can show a revival. With very low inflation numbers indeed, the European Central Bank felt confident enough to lower money market rates in December. All members of the European Monetary Union had similar money market rates, about 3%, at the end of 1998. The likely fall of the U.S. dollar (the current account of $250-300 billion is not sustainable) could exacerbate further downside pressure on European inflation. Even without such a currency movement, inflation seems set to remain very low and most probably even lower than in 1998 and lower than in the U.S. (1.5% versus about 2%). Generally duration may be kept overweighted in this environment.

Predicting the yen's movement seems the most hazardous job into the new year. The recent intervention by the Bank of Japan, that sold yen for dollars, is an indication of the perceived strength of the currency and strengthens our underweight stance of the currency. Still we don't anticipate shorting the currency, but may only underweight it versus the benchmark - at the end of 1998 the exposure to the yen was 16% versus 24% for the benchmark.

December 31, 1998

International Fixed Income Fund
(continued)


COMMON SHARE CLASS


--------------------------------------------------------------------------------
                  ABN International Fixed Income  J.P. Morgan     Lipper Int'l
--------------------------------------------------------------------------------
         1/31/93              10000                  10000            10000
--------------------------------------------------------------------------------
        Dec - 93              11479                  11302            11632
--------------------------------------------------------------------------------
        Dec - 94              11310                  11859            10959
--------------------------------------------------------------------------------
        Dec - 95              13685                  14364            12973
--------------------------------------------------------------------------------
        Dec - 96              14071                  15121            14146
--------------------------------------------------------------------------------
        Dec - 97              13246                  14550            14243
--------------------------------------------------------------------------------
        Dec - 98              15253                  17210            16043
--------------------------------------------------------------------------------

Comparison of Change in Value of a $10,000 Investment


INVESTOR SHARE CLASS


--------------------------------------------------------------------------------
                  ABN International Fixed Income  J.P. Morgan     Lipper Int'l
--------------------------------------------------------------------------------
         4/30/93              10000                  10000            10000
--------------------------------------------------------------------------------
        Dec - 93              10396                  10544            11062
--------------------------------------------------------------------------------
        Dec - 94              10218                  11063            10485
--------------------------------------------------------------------------------
        Dec - 95              12331                  13400            12435
--------------------------------------------------------------------------------
        Dec - 96              12653                  14106            13457
--------------------------------------------------------------------------------
        Dec - 97              11874                  13574            13361
--------------------------------------------------------------------------------
        Dec - 98              13637                  16055            15100
--------------------------------------------------------------------------------

Comparison of Change in Value of a $10,000 Investment

*  Inception Date


                                       Average Annual  Average Annual
Class of Shares      One-Year Return   5 Year Return   Inception to Date

Common                         15.15%           5.85%               7.42%
Investor                       14.84%           5.58%               5.61%

For the period ended December 31, 1998. Past performance of the Fund does not predict future results. Indexes are used for comparative performances only. All indexes are not managed, are not available for investment and, unlike all mutual funds, they do not assess fees.

Balanced Fund

1998 was a volatile year for the U.S. equity market. The market got off to a shaky start in January, but managed to continue its record breaking upward march. By February, the bulls were firmly back in control and the market logged very solid returns in February and March. The market then went sideways for most of the second quarter, staging a small rally in the final two weeks of the quarter, which continued into the start of the third quarter. The market peaked on July 17th and proceeded to fall through the rest of July and August. It bottomed on August 31st, for a peak to trough decline of 19.3%, just short of an official bear market. An attempt at a rally fizzled in September and the market tested its August lows on October 8. The Fed surprised the market with a second rate cut on October 16 and the market soared. The rally continued almost uninterrupted through the end of the year. The S&P 500, which had ended the third quarter up 5.8% for the year, tacked on a further 21.3% in the fourth quarter to end the year up 28.7%.

The rally, however, was concentrated in the large capitalization growth stocks. Small capitalization stocks were actually down for the year and value stocks fell further and further behind growth stocks as the year progressed. Foreign stocks mimicked the performance of the U.S. equity market, but only generated a return of 18.6% for the year as measured by the EAFE Index. The U.S. fixed income market had a decent year but the returns from bonds badly lagged stocks at 8.7%.

Consequently, the Balanced Fund saw a very strong performance by the large cap growth component, which was offset by weak performances by the large cap value and small cap value allocations. While our foreign stocks and fixed income components did reasonably well against their benchmarks, they did not contribute significantly to the overall return in 1998.

COMMON SHARE CLASS

Comparison of Change in Value of a $10,000 Investment
-----------------------------------------------------------------------------------
               Label                  A                B                 C
-----------------------------------------------------------------------------------
Label                         ABN Balanced Fund   60% S&P Com   Lipper Flexible Por
-----------------------------------------------------------------------------------
    1            12/31/92                 10000         10000                 10000
-----------------------------------------------------------------------------------
    2      Dec-93                         10767         10993                 11178
-----------------------------------------------------------------------------------
    3      Dec-94                         10540         10952                 10963
-----------------------------------------------------------------------------------
    4      Dec-95                         12853         14250                 13770
-----------------------------------------------------------------------------------
    5      Dec-96                         14532         16545                 15710
-----------------------------------------------------------------------------------
    6      Dec-97                         17743         20823                 18699
-----------------------------------------------------------------------------------
    7      Dec-98                         19513         25657                 21778
-----------------------------------------------------------------------------------


INVESTOR SHARE CLASS

Comparison of Change in Value of a $10,000 Investment
-----------------------------------------------------------------------------------
               Label                  A                B                 C
-----------------------------------------------------------------------------------
Label                         ABN Balanced Fund   60% S&P Com   Lipper Flexible Por
-----------------------------------------------------------------------------------
    1            2/28/93                  10000         10000                 10000
-----------------------------------------------------------------------------------
    2      Dec-93                         19329         10693                 10940
-----------------------------------------------------------------------------------
    3      Dec-94                         10093         10665                 10731
-----------------------------------------------------------------------------------
    4      Dec-95                         12265         13871                 13469
-----------------------------------------------------------------------------------
    5      Dec-96                         13843         16113                 15373
-----------------------------------------------------------------------------------
    6      Dec-97                         16861         20292                 18316
-----------------------------------------------------------------------------------
    7      Dec-98                         18499         25014                 21335
-----------------------------------------------------------------------------------
    8
-----------------------------------------------------------------------------------

*  Inception Date

----------------------------------------------------------------------------
                                        Average Annual      Average Annual
Class of Shares     One-Year Return     5 Year Return      Inception to Date
----------------------------------------------------------------------------
Common                   9.97%              12.63%              11.81%
----------------------------------------------------------------------------
Investor                 9.72%              12.36%              11.16%
----------------------------------------------------------------------------

For the period ended December 31, 1998. Past performance of the Fund does not predict future results. Indexes are used for comparative performances only. All indexes are not managed, are not available for investment and, unlike all mutual funds, they do not assess fees.

December 31, 1998

Value Fund

1998 was a volatile year for the U.S. equity market and one which favored growth oriented stocks over value stocks. The market got off to a shaky start in January, but managed to continue its record breaking upward march. By February, the bulls were firmly back in control and the market logged very solid returns in February and March. The market then went sideways for most of the second quarter, staging as small rally in the final two weeks of the quarter, which continued into the start of the third quarter. The market peaked on July 17th and proceeded to fall through the rest of July and August. It bottomed on August 31st, for a peak to trough decline of 19.3%, just short of an official bear market. An attempt at a rally fizzled in September and the market tested its August lows on October 8. The Fed surprised the market with a second rate cut on October 16 and the market soared. The rally continued almost uninterrupted through the end of the year. The S&P 500, which had ended the third quarter up 5.8% for the year, tacked on a further 21.3% in the fourth quarter to end the year up 28.7%.

The rally, however, was concentrated in the large capitalization growth stocks. Small capitalization stocks were actually down for the year and value stocks fell further and further behind growth stocks as the year progressed.

The best sectors were heavily dominated by the high flying growth stocks while the worst sectors were primarily value stocks. The best performing sectors of the S&P 500 were Technology, Communication Services, Health Care and Consumer Cyclicals. The Fund's value style of investing tends not to include many stocks in these sectors. As a result, the Fund significantly underperformed the Index. For example, while Technology accounts for 19% of the S&P 500 it is only 10% of the S&P Value Index and only 9% of the Value Fund's holdings at December 31, 1998. Similarly Health Care was 12% of the S&P 500 and only 2% of the S&P Value Index and only 3% of the Value Fund's holdings at December 31, 1998. Conversely, the worst performing sectors were Basic Materials, Transportation, Energy and Financials. Financials, for example, are 15% of the S&P 500, 26% of the S&P Value Index and 33% of the Value Fund's holdings at December 31, 1998. Energy is 6% of the S&P 500, 13% of the S&P Value Index and 9% of the Value Fund's holdings at December 31, 1998. Any value manager who was true to a value discipline did poorly relative to the S&P 500.

COMMON SHARE CLASS

Comparison of Change in Value of a $10,000 Investment
----------------------------------------------------------------------------
                                ABN Value Fund            S&P         Lipper
----------------------------------------------------------------------------
    1     12/31/92                        10000         10000          10000
----------------------------------------------------------------------------
    2      Dec-93                         10666         11007          11233
----------------------------------------------------------------------------
    3      Dec-94                         10666         11153          11152
----------------------------------------------------------------------------
    4      Dec-95                         14082         15344          14626
----------------------------------------------------------------------------
    5      Dec-96                         16959         18867          17690
----------------------------------------------------------------------------
    6      Dec-97                         22130         25162          22582
----------------------------------------------------------------------------
    7      Dec-98                         23340         32389          26060
----------------------------------------------------------------------------

INVESTOR SHARE CLASS

Comparison of Change in Value of a $10,000 Investment
----------------------------------------------------------------------------
                                 ABN Value Fund           S&P         Lipper
----------------------------------------------------------------------------
    1            3/31/98                  10000         10000          10000
----------------------------------------------------------------------------
    2      Dec-93                         10176         10545          10706
----------------------------------------------------------------------------
    3      Dec-94                         10155         10683          10628
----------------------------------------------------------------------------
    4      Dec-95                         13377         14694          13943
----------------------------------------------------------------------------
    5      Dec-96                         16064         18065          16867
----------------------------------------------------------------------------
    6      Dec-97                         20916         24090          21552
----------------------------------------------------------------------------
    7      Dec-98                         21891         30980          24885
----------------------------------------------------------------------------

---------------------------------------------------------------------------
                                       Average Annual      Average Annual
Class of Shares     One-Year Return     5 Year Return     Inception to Date
---------------------------------------------------------------------------
Common                   5.47%             16.96%              15.20%
---------------------------------------------------------------------------
Investor                 4.66%             16.56%              14.55%
---------------------------------------------------------------------------
*  Inception Date

For the period ended December 31, 1998. Past performance of the Fund does not predict future results. Indexes are used for comparative performances only. All indexes are not managed, are not available for investment and, unlike all mutual funds, they do not assess fees.

Growth Fund

Capping a year of incredible volatility, the equity market rallied with the Dow Jones Industrials Average posting double digit gains for a historic fourth year in a row. Less than stellar corporate earnings, emerging market concerns, and domestic political turmoil created a tough environment for equity securities. Lower interest rates and reduced inflation expectations, however, helped overcome these obstacles with large cap, growth oriented stocks leading the rally.

Excellent sector selection fueled the Growth Fund's superior performance. An overweighting in technology, the market's best performing group, was a major contributor as was overexposure in health care which benefited from a low inflationary environment and significant new drug launches. A heavy weighting in consumer cyclicals also proved beneficial as American consumers enjoyed the strongest growth in real purchasing power in over two decades. The Fund's limited exposure in basic materials and energy was advantageous as these sectors suffered due to falling commodity prices. Additionally enhancing the Fund's strong return was favorable stock selection in capital goods, consumer services, and consumer staples.

Despite the longest peacetime economic expansion, the economy continues to move forward. While the overseas markets experience turmoil, U.S. Gross Domestic Product ("GDP") continues to be bolstered by rising disposable income, solid productivity gains, and a confident consumer. Although exports represent a substantial portion of total GDP, the move by many U.S. companies to proprietary products, particularly in the technology, health care, and finance sectors, has alleviated some of the effects of the overseas downturn. Our outlook is for a 5-6% increase in corporate profits with an inflation rate of roughly 2%. Such an environment should bode well for growth oriented stocks, and we remain comfortable with our overweighted positions in technology, consumer cyclicals, and health care.


                              COMMON SHARE CLASS

             Comparison of Change in Value of a $10,000 Investment

                           [Line graph appears here]


                                            S&P 500        Lipper
                             ABN AMRO      Composite    Growth Funds
                            Growth Fund      Index      Average Index
                            -----------    ---------    -------------
                 1/4/93*       10,000        10,000         10,000
          December 1993        10,501        11,007         11,132
          December 1994        10,286        11,153         10,956
          December 1995        13,536        15,344         14,473
          December 1996        16,473        18,867         17,306
          December 1997        19,623        25,162         21,893
          December 1998        26,598        32,389         26,606


                             INVESTOR SHARE CLASS

             Comparison of Change in Value of a $10,000 Investment

                           [Line graph appears here]


                                            S&P 500        Lipper
                             ABN AMRO      Composite    Growth Funds
                            Growth Fund      Index      Average Index
                            -----------    ---------    -------------
                 3/8/93*       10,000        10,000         10,000
          December 1993        10,020        10,545         11,139
          December 1994         9,777        10,683         10,961
          December 1995        12,837        14,694         14,465
          December 1996        13,743        18,065         17,292
          December 1997        19,271        24,090         21,843
          December 1998        24,959        30,980         26,575

          *  Inception Date


                                          Average Annual       Average Annual
Class of Shares      One-Year Return      5 Year Return       Inception to Date
---------------      ---------------      --------------      -----------------
Common                    30.23%              20.43%                17.74%
Investor                  29.52%              20.03%                17.03%

For the period ended December 31, 1998. Past performance of the Fund does not predict future results. Indexes are used for comparative performances only. All indexes are not managed, are not available for investment and, unlike all mutual funds, they do not assess fees.

                                                               DECEMBER 31, 1998


International Equity Fund

1998 was a turbulent year for the stock markets in the EAFE Index. The best performing industries were electronic components, electronics and electrical, data processing, business and public services, merchandising, telecommunication and insurance. Health care and consumer goods performed more in line with markets, whereas materials, energy and energy related and transport industries strongly underperformed. By focusing on the globalization trend, the quality of life trend and information technology, the International Equity Fund was overweighted in several of the best performing industries. The Sub-Advisor's focus on these industries and corporate earnings led to an overweight in Europe and an underweighted position in Asia which greatly enhanced returns for the year.

Going forward, the Sub-Advisor is relatively positive on equity markets, although it is believed that volatile times are ahead. For Europe, we anticipate positive but declining economic growth, low inflation and stable, maybe even declining interest rates. From an investment standpoint, the capital goods, health care, services, and the financial sectors in Europe are interesting based on earnings growth expectations. For Japan, the prospects for economic growth and earnings growth are bleak. No support of even lower interest rates can be expected here. In Japan, we stress the export industry as long-term earnings prospects are relatively good, although a strong yen could develop into a problem for this part of the economy. Our industry approach at the moment mirrors 1998; with an overweight position in Europe, an underweight position in Asia and a strong underweight position in Japan.

                              COMMON SHARE CLASS

                             [CHART APPEARS HERE]

Comparison of Change in Value of a $10,000 Investment

         ABN AMRO International     Morgan Stanley      Lipper International
              Equity Fund          MSCI EAFE Index       Funds Average Index
1/4/93*         10000                   10000                   10000
Dec-93          12626                   13256                   13612
Dec-94          13044                   14287                   13518
Dec-95          14874                   15888                   14957
Dec-96          16375                   16849                   16874
Dec-97          17121                   17148                   17858
Dec-98          21476                   20577                   20182


                             INVESTOR SHARE CLASS

                             [CHART APPEARS HERE]

Comparison of Change in Value of a $10,000 Investment

         ABN AMRO International     Morgan Stanley      Lipper International
              Equity Fund          MSCI EAFE Index       Funds Average Index
4/12/93*        10000                   10000                   10000
Dec-93          11542                   11837                   12565
Dec-94          11898                   12757                   12462
Dec-95          13539                   14187                   13774
Dec-96          14872                   15045                   15520
Dec-97          15508                   15313                   16439
Dec-98          19366                   18375                   18563

* Inception Date

[CAPTION]

                                            Average Annual    Average Annual
Class of Shares            One-Year Return   5 Year Return   Inception to Date
Common                         25.43%           11.21%             13.61%
Investor                       24.87%           10.90%             12.25%


For the period ended December 31, 1998. Past performance of the Fund does not predict future results. Indexes are used for comparative performances only. All indexes are not managed, are not available for investment and, unlike all mutual funds, they do not assess fees.

Small Cap Growth Fund

For the fifth consecutive year, small cap stocks underperformed large cap stocks. Overall market activity narrowed tremendously, with the largest of the large cap stocks showing large gains, while the average small cap stock performed poorly. In a year marked by extreme volatility, the Small Cap Growth Fund posted nice double-digit gains in both the first and fourth quarter. These gains were not enough to offset a down second quarter and a small cap bear market in the third quarter.

During the year, the Fund benefited from a slightly overweighted position in the technology sector and an underweighted position in the energy sector. An underweighted position in the financial sector was a small detriment to the Fund. In early October, the Fed announced a surprise interest rate cut. This action helped cause a major psychological shift among investors as they began to massively purchase Internet stocks. While the Internet has the potential to significantly alter the economic landscape, most of these companies continue to lose money. Since the Fund concentrates on investing in profitable companies, not owning Internet stocks hindered performance during the year.

The Fund expects to maintain its emphasis on holding stocks that have a higher degree of recurring revenue, superior earnings growth and lower valuations relative to the Russell 2000 Growth Index. While an environment of low inflation and low interest rates bode well for U.S. equities, it does appear that the rate of economic growth is decelerating. Earnings estimates for small cap growth stocks are being revised downward. However, small caps are very attractively valued relative to large cap stocks.

                              COMMON SHARE CLASS

                             [CHART APPEARS HERE]

Comparison of Change in Value of a $10,000 Investment

          ABN AMRO Small Cap     Russell      Russell 2000    Lipper Small Cap
             Growth Fund        2000 Index    Growth Index   Funds Average Index
1/4/93*         10000             10000          10000             10000
Dec-93          10279             11887          11335             11762
Dec-94           9634             11671          11060             11673
Dec-95          12730             14991          14493             15370
Dec-96          15202             17464          16126             18045
Dec-97          17618             21370          18213             21650
Dec-98          16470             20825          18437             21676


                             INVESTOR SHARE CLASS

                             [CHART APPEARS HERE]

Comparison of Change in Value of a $10,000 Investment

          ABN AMRO Small Cap     Russell      Russell 2000    Lipper Small Cap
             Growth Fund        2000 Index    Growth Index   Funds Average Index
3/8/93*         10000             10000          10000             10000
Dec-93          10753             11400          11542             11494
Dec-94          10050             11192          11262             11403
Dec-95          13239             14377          14758             14982
Dec-96          15778             16748          16420             17616
Dec-97          18216             20494          18546             21061
Dec-98          16896             19972          18774             21060

* Inception Date

[CAPTION]

                                            Average Annual    Average Annual
Class of Shares            One-Year Return   5 Year Return   Inception to Date
Common                         -6.52%            9.89%              8.69%
Investor                       -7.25%            9.46%              9.60%


For the period ended December 31, 1998. Past performance of the Fund does not predict future results. Indexes are used for comparative performances only. All indexes are not managed, are not available for investment and, unlike all mutual funds, they do not assess fees.

                                                               DECEMBER 31, 1998

Real Estate Fund

1998 was a tough year for real estate stocks and a time of reflection for the industry. The NAREIT Equity Index decreased 17.5% during the year with the greatest decline in the third quarter. The Morgan Stanley REIT Index had a negative return of 16.9% for the year. Several factors led to the correction in this sector including: slowing growth in the sector, concerns of excess capacity, confusion over legislation which eventually impacted only a handful of real estate investment trusts ("REIT"s), and poor capital planning. At the beginning of the year, real estate stocks were at high valuations with P/E ratios at near record levels and stocks trading at sizable premiums to the underlying value of the company's real estate holdings. Equity issuance in 1997 had exceeded all prior year records and appeared to be unstoppable, however, returns on acquisitions and development were decreasing and some property markets showed signs of overbuilding. Investors remembering the late 1980's were not anxious to repeat prior mistakes and were hesitant to invest new capital in this sector. The result was that equity issuance literally stopped in February and did not resume for the remainder of the year. Companies accustomed to growing earnings through acquisition and development were faced with a shortage of capital and had to rethink their strategy. Those sectors and companies that bore the correction with less damage to their stock price were those: a) whose management demonstrated innovation and flexibility in setting the course for their company, b) that had healthy earnings growth from their existing portfolios, and c) that had a well managed balance sheet.

The Real Estate Fund was not spared the turmoil in this sector. However, the Fund succeeded in outperforming both the NAREIT Equity Index and the Morgan Stanley REIT Index during 1998. Our strategy was to invest in property companies we believed had predictable earnings growth, a well-structured balance sheet and a solid dividend. During the year, we took advantage of pricing inconsistencies to boost our stakes in these companies and move out of any stocks that did not fit our criteria. Concentrations in the retail, industrial and residential sectors benefited our performance with stocks such as Kimco Realty, CBL & Associates, Centerpoint Properties, and Duke Realty returning positive total returns for the year. Limited exposure to the hotel sector, which decreased nearly 53 percent, was also a determining factor in our results.

We have a positive outlook for 1999. REITs are trading at relatively low multiples, dividend yields average 7.5% and real estate fundamentals are strong with new construction levels in check for the most part. These factors should contribute to price increases in 1999. The major risk for 1999 is the slowing economy and its impact on the real estate market. In the unlikely scenario of a recession, demand could fall short of expectations and excess supply could forestall earnings growth. Another concern for 1999 lies in the amount of equity issuance. Since REITs were cut out of the equity markets in 1998, many are starved for capital due to poor planning. If there is a significant amount of new equity issued without a corresponding increase in demand, returns for the sector could be capped. This is an unlikely scenario as prices for most REITs would have to rise a minimum of 10% in order for the company to issue stock at the same level as their last offering.

If prices do rise to levels that support new equity issuance, all is not lost. This would trigger positive REIT returns, a welcome respite from 1998.


                              COMMON SHARE CLASS

             Comparison of Change in Value of a $10,000 Investment

                           [Line graph appears here]

                                      Lipper
                     ABN AMRO      Real Estate        NAREIT      Morgan Stanley
                 Real Estate Fund     Index        Equity Index     REIT Index
                 ----------------  ------------   -------------   --------------
      12/31/97*       10,000          10,000          10,000         10,000
    March 1998         9,892          10,109           9,952          9,927
     June 1998         9,516           9,538           9,496          9,491
September 1998         8,728           8,367           8,496          8,489
 December 1998         8,720           8,461           8,248          8,304

*  Inception Date

                                          Average Annual       Average Annual
Class of Shares      One-Year Return      5 Year Return       Inception to Date
---------------      ---------------      --------------      -----------------
Common                   -12.35                 N/A                -12.35%
Investor                   N/A                  N/A                  7.35%**

For the period ended December 31, 1998. Past performance of the Fund does not predict future results. Indexes are used for comparative performances only. All indexes are not managed, are not available for investment and, unlike all mutual funds, they do not assess fees.

**  Not Annualized

Asian Tigers Fund

Economic recession continued to be the key theme in Asia in 1998 as the region struggled with poor industrial production, high unemployment, fragile banking systems, political uncertainty and, for the first time in decades, deflation. Investor sentiment towards emerging markets reached a low point during the third quarter as the contagion from the Russian devaluation and Brazil spilled over into credit markets around the world. The aggressive easing by the Fed in September coupled with the sharp rebound in the Japanese yen enabled Asian central banks to lower interest rates without running the risk of further currency falls. This resulted in a significant recovery in most Asian equity markets, a number of which ultimately managed to close the year on a respectable basis. The star performer in Asia in 1998 was Korea which registered an increase of over 110% in U.S. dollar terms. Thailand and the Philippines also managed to close the year on a positive note with gains of 26.5% and 8.0%, respectively. Most other markets recorded declines for the year, albeit at levels far better than could have been anticipated during the third quarter. Indonesia registered a drop of 31.5%, Malaysia fell by over 29% and Hong Kong saw a drop of 6%. The worst performer was Shanghai which closed the year with a fall of over 48%.

The Asian Tigers Fund retained a defensive stance throughout the year with the key overweights being Hong Kong, India, Singapore and Taiwan. Correspondingly, Indonesia, Malaysia and Thailand were underweight for most of the year. Malaysia, in particular, posed significant problems after it was removed from the Morgan Stanley MSCI All Asia Free ex-Japan Index as a result of capital controls imposed in September. Towards the end of the year, the defensive stance was relaxed somewhat with a significant increase in weightings in Korea at the expense of India and Hong Kong. Cash holdings were also reduced in the fourth quarter as it became clear that lower interest rates would result in a significant liquidity induced rebound in the equity markets.

The immediate prospects for both the Asian markets and economies appear uncertain. The scale of the rebound has been surprising and the markets now seem to be discounting the good news. However, while economies are expected to stabilize in the second half of 1999, there are no clear signs of a sustainable recovery given the myriad of problems such as, fragile banking systems, higher domestic unemployment and excess production capacity. There are also numerous external threats which may imperil economic recovery. These range from persistent problems in Japan, a slowing Chinese economy, further problems in Brazil and lower economic growth in the Organization for Economic Cooperation and Development. As such, markets continue to remain vulnerable to sudden changes in investor sentiment throughout 1999. In light of these views, added nimbleness should provide opportunities in the short-term although a shift towards more defensive markets may be warranted in the second half of the year.

December 31, 1998

Asian Tigers Fund
(continued)


                              COMMON SHARE CLASS

             Comparison of Change in Value of a $10,000 Investment

                           [Line graph appears here]

                                     Morgan Stanley        Lipper Pacific
                 ABN AMRO Asian    MSCI All Asia Free      ex-Japan Funds
                   Tiger Fund        ex-Japan Index         Average Index
                 --------------    ------------------      --------------
        1/3/94*      10,000               10,000               10,000
 December 1994        9,497                8,306                8,313
 December 1995       10,599                8,638                8,900
 December 1996       12,142                9,506                9,904
 December 1997        7,773                5,674                5,992
 December 1998        6,890                5,233                5,396

          *  Inception Date


                             INVESTOR SHARE CLASS

             Comparison of Change in Value of a $10,000 Investment

                           [Line graph appears here]

                                      Morgan Stanley       Lipper Pacific
                 ABN AMRO Asian     MSCI All Asia Free     ex-Japan Funds
                   Tiger Fund         ex-Japan Index        Average Index
                 --------------     ------------------     --------------
       1/12/94*      10,000               10,000               10,000
 December 1994        9,480                8,306                8,313
 December 1995       10,540                8,638                8,900
 December 1996       12,038                9,506                9,904
 December 1997        7,675                5,674                5,992
 December 1998        6,763                5,233                5,396

          *  Inception Date

                                          Average Annual        Average Annual
Class of Shares      One-Year Return      5 Year Return       Inception to Date
---------------      ---------------      --------------      -----------------
Common                  -11.37%                N/A                  -7.19%
Investor                -11.89%                N/A                  -7.57%

For the period ended December 31, 1998. Past performance of the Fund does not predict future results. Indexes are used for comparative performances only. All indexes are not managed, are not available for investment and, unlike all mutual funds, they do not assess fees.

Latin America
Equity Fund

We can look back at 1998 as a difficult year for the Latin American region. The equity market as measured by the Morgan Stanley MSCI Emerging Markets Latin American Free Index dropped by 38%. In aggregate, the region's Gross Domestic Product ("GDP") growth for 1998 should end with 2.5% and around 8% inflation. The region's dependence on foreign capital flows made it susceptible to the contagion effect of the Asian crisis. This loss of confidence caused substantial outflows from the region. In Brazil, the government was able to privatize the Telebras system and move forward with its ambitious privatization program. After Russia devalued however, we witnessed a renewed negative sentiment towards the region causing over U.S. $20 billion in capital outflows. This spurred a further loss in confidence in Brazil's ability to tackle its current account and fiscal account deficits running over 4.0% and 7.5%, respectively. The uncertain presidential, congressional and governor elections of October did not help either. The expedient financial support package from the G7 and IMF, and the favorable outcome of the Brazilian elections reinstated the market's confidence. The strong degree of confidence was short-lived as it proved difficult to pass the necessary reforms before year end. In Mexico, GDP should end the year with an expansion of 4%, despite high real interest rates. Inflation may be higher than initially expected, at approximately 18%. The low oil prices pushed Mexico's government to adjust its fiscal budget three times (oil represents 30% of its total revenue). After much political wrangling, the Mexican government was able to reach an agreement regarding the depositor's insurance commission, which should improve Mexico's ailing banking system. Despite the negative investment sentiment, Argentina's GDP should be around 4.0% with inflation around 1.0%. Argentina was able to access the international debt markets and is pushing forward with its privatization program. Chile meanwhile, has had a rough time because of its large dependency on commodity exports (close to 40% of total exports) where weak pricing has pushed its current account to below -5%. However, the country should end up with GDP growth close to 2.5% and inflation near 5.0%. Both Venezuela and Colombia elected new presidents in 1998. The outlook for Venezuela remains linked to the development of oil prices (60% of budget revenue), while the Columbian government seeks a solution to its current and fiscal account deficits and social situation. Lastly, Peru had a tough year hurt by the effects of "el Nino", which caused infra-structural damage in the agricultural and fishing industries.

The Latin American governments should focus their priority towards reducing current account deficits as well as fiscal deficits, which are imperative tasks for Brazil. Assuming flat growth in exports and foreign direct investments, regional GDP growth for 1999 could be close to 1%. Both Brazil and Venezuela may experience a recession, while we believe Argentina, Chile, Colombia and Mexico could register GDP growth around 2%. The Brazilian government's ability to push the necessary set of fiscal reforms, which will help gain investor confidence, is key to this outlook.

For 1999, we plan to concentrate our stock selection on companies with the best valuation given their long-term outlook. Their ability to sustain their operational margins, and the outlook for their businesses are key factors. In Brazil, we expect to focus on the restructuring plays of the recently privatized electricity and telecom sector. In Mexico, the consumer sector should receive attention, while we concentrate on the real estate, telecom, and consumer sectors in Argentina and Chile. In the Andean Countries, we focus on the most liquid names with the most attractive valuation. We expect the first half of 1999 to reveal a slowdown in the region's GDP growth, however a gradual restoration of confidence, driven by a continuation of reforms, could cause interest rate spreads to narrow. Such an improvement in the debt market's risk perception for Latin America could enhance a recovery of the equity markets as we move towards the second half of 1999.

December 31, 1998

Latin America
Equity Fund (continued)



                              COMMON SHARE CLASS

             Comparison of Change in Value of a $10,000 Investment

                           [Line graph appears here]


                    ABN AMRO      Morgan Stanley MSCI    Lipper Latin America
                 Latin America   Emerging Markets Latin      Funds Average
                  Equity Fund    America Free Index            Fund Index
                 --------------  ----------------------  --------------------
        7/1/96*       10,000              10,000                 10,000
 December 1996        10,240              10,397                 10,405
 December 1997        13,875              13,685                 13,165
 December 1998         8,835               8,881                  8,024

          *  Inception Date

                                          Average Annual        Average Annual
Class of Shares      One-Year Return      5 Year Return       Inception to Date
---------------      ---------------      --------------      -----------------
Common                   -36.33                 N/A                 -4.82%


For the period ended December 31, 1998. Past performance of the Fund does not predict future results. Indexes are used for comparative performances only. All indexes are not managed, are not available for investment and, unlike all mutual funds, they do not assess fees.

Small Cap Value Fund

The Small Cap Value Fund was launched on June 30, 1998, just prior to a period of high volatility in world financial markets. Small cap stocks fell sharply through October 8, then rebounded. From June 30-December 31, 1998, the Russell 2000 Value Index, the Fund's benchmark, was down 10.4%. The Fund declined by 12.8%.

U.S. equity investors in 1998 continued to demonstrate a preference for very large stocks. The large cap S&P 500 outperformed the small cap Russell 2000 Index by 30 percentage points, by far its largest outperformance in the Russell 2000's 20-year history. In turbulent financial markets, investors sought safety in size. The S&P 500 has beaten the Russell 2000 for an unprecedented five consecutive years. This has left small cap stocks at their lowest valuation levels, relative to large cap stocks, in 20 years.

We believe the stage has been set for a powerful small cap rally. After small cap stocks' relative valuations reached low levels in 1978 and 1990, the stocks staged strong rallies. In the late 1980s, small caps badly lagged larger stocks. However, from 1991-93, the Russell 2000 rose 25% a year, versus 12% a year for the S&P 500.

The Fund's underperformance in 1998 was the result of a poor third quarter. The Fund was hurt by underweighting utilities, which remained steady during market turmoil; the poor performance of small financial stocks; and some individual stocks whose profits did not meet expectations. Industry conditions imposed difficulties on some of the Fund's holdings which in turn hurt profits. For example, constantly declining oil prices decreased demand for Veritas DGC's seismic surveys, and Medicare changes reduced payments to nursing home operator Sun Healthcare.

We believe there are many attractively valued small cap stocks which have the potential for strong growth. The Fund plans to continue to purchase undervalued stocks in industries conducive to expanding sales and profits. We remain optimistic about companies which sell directly to American consumers, whose spending keeps growing steadily. With extremely low unemployment, Americans are enjoying wage and benefit increases and are very confident about their economic situations. Those factors, plus low interest rates, have led to very high sales levels of autos and new and existing homes. We expect those trends to continue and to benefit Fund holdings such as home builders Lennar and Del Webb; furniture maker Furniture Brands; carpet maker Mohawk Industries; and auto parts maker Borg-Warner Automotive.

COMMON SHARE CLASS

Comparison of Change in Value of a $10,000 Investment

                  ABN AMRO          Russell         Russell
                 Small Cap            2000            2000
                 Value Fund       Value Index        Index
 6/30/98           10,000            10,000          10,000
12/31/98            8,725             8,957           9,288

INVESTOR SHARE CLASS

Comparison of Change in Value of a $10,000 Investment

                  ABN AMRO          Russell         Russell
                 Small Cap            2000            2000
                 Value Fund       Value Index        Index
 6/30/98           10,000            10,000          10,000
12/31/98            8,541             8,957           9,288

* Inception Date


---------------------------------------------------------------------------
                                        Average Annual     Average Annual
Class of Shares     One-Year Return     5 Year Return     Inception to Date
---------------------------------------------------------------------------
Common                    N/A                N/A               -12.68%
---------------------------------------------------------------------------
Investor                  N/A                N/A               -14.53%
---------------------------------------------------------------------------

For the period ended December 31, 1998. Past performance of the Fund does not predict future results. Indexes are used for comparative performances only. All indexes are not managed, are not available for investment and, unlike all mutual funds, they do not assess fees.

                                                               December 31, 1998


Report of Ernst & Young LLP, Independent Auditors

To the Trustees and Shareholders of ABN AMRO Funds:

We have audited the accompanying statement of assets and liabilities of the Treasury Money Market Fund, Government Money Market Fund, Money Market Fund, Tax-Exempt Money Market Fund, Fixed Income Fund, Intermediate Government Fixed Income Fund, Tax-Exempt Fixed Income Fund, International Fixed Income Fund, Balanced Fund, Value Fund, Growth Fund, International Equity Fund, Small Cap Growth Fund, Real Estate Fund, Asian Tigers Fund, Latin America Equity Fund, and Small Cap Value Fund (the Trust), including the schedules of investments, as of December 31, 1998, and the related statement of operations, the statement of changes in net assets, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Treasury Money Market Fund, Government Money Market Fund, Money Market Fund, Tax-Exempt Money Market Fund, Fixed Income Fund, Intermediate Government Fixed Income Fund, Tax-Exempt Fixed Income Fund, International Fixed Income Fund, Balanced Fund, Value Fund, Growth Fund, International Equity Fund, Small Cap Growth Fund, Real Estate Fund, Asian Tigers Fund, Latin America Equity Fund, and Small Cap Value Fund at December 31, 1998, and the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                        /s/  Ernst & Young LLP

Boston, Massachusetts
February 12, 1999

Schedule of Investments

Treasury Money Market Fund

Net Other Assets & Liabilities - (0.1)%

    [Pie chart appears here]
Repurchase Agreements       47.9%
U.S. Treasury Obligations   52.2%

% of Total Net Assets

                                                        Face          Market
Description                                         Amount (000)    Value (000)
================================================================================
U.S. TREASURY OBLIGATIONS - 52.2%
    U.S. Treasury Bills (A)
        3.914%, 01/14/99                                 $10,000       $  9,986
        4.475%, 01/21/99                                  50,000         49,877
        4.410%, 02/25/99                                  10,000          9,934
        4.821%, 03/11/99                                  10,000          9,909
        4.552%, 04/01/99                                  30,000         29,663
    U.S. Treasury Notes
        6.375%, 01/15/99                                  10,000         10,009
        6.250%, 03/31/99                                  10,000         10,018
        7.000%, 04/15/99                                   7,000          7,030
        6.375%, 04/30/99                                  15,000         15,087
        6.500%, 04/30/99                                  14,000         14,047
        6.000%, 06/30/99                                  15,000         15,105
                                                                       --------
Total U.S. Treasury Obligations
    (Cost $180,665)                                                     180,665
                                                                       --------

REPURCHASE AGREEMENTS - 47.9%
    J.P. Morgan
        4.710%, dated 12/31/98, matures 01/04/99,
        repurchase price $57,414,151 (collateralized
        by U.S. Treasury Instruments, total market
        value: $58,532,447)                              $57,384       $ 57,384
    Morgan Stanley
        4.650%, dated 12/31/98, matures 01/04/99,
        repurchase price $15,105,850 (collateralized
        by U.S. Treasury Instruments, total market
        value: $15,476,890)                               15,098         15,098
    Prudential Securities
        4.800%, dated 12/31/98, matures 01/04/99,
        repurchase price $16,885,033 (collateralized
        by U.S. Treasury Instruments, total market
        value: $17,214,728)                               16,876         16,876
    Warburg
        4.750%, dated 12/31/98, matures 01/04/99,
        repurchase price $76,168,546 (collateralized
        by U.S. Treasury Instruments, total market
        value: $77,757,073)                               76,129         76,129
                                                                       --------
Total Repurchase Agreements
    (Cost $165,487)                                                     165,487
                                                                       --------
Total Investments - 100.1%
    (Cost $346,152)                                                     346,152
                                                                       --------
Net Other Assets and Liabilities - (0.1)%                                  (305)
                                                                       --------
Total Net Assets - 100.0%                                              $345,847
                                                                       ========

----------------------------------------
(A)  Rate noted represents annualized yield at the time of purchase.


    The accompanying notes are an integral part of the financial statements.

                                                               DECEMBER 31, 1998

Schedule of Investments

Government Money Market Fund

[PIE CHART APPEARS HERE]

Repurchase Agreements and
Net Other Assets and Liabilities -- 30.3%

U.S. Government
Agency Obligations               -- 69.7%

% of Total Net Assets

                                                    Face           Market
Description                                     Amount (000)     Value (000)
============================================================================
U.S. GOVERNMENT AGENCY OBLIGATIONS - 69.7%
  Fannie Mae
     5.580%, 01/15/99........................     $ 5,000          $ 5,000
     5.380%, 02/09/99........................       2,865            2,865
     5.410%, 02/23/99........................       3,000            2,999
  Fannie Mae Discount Note(A)
     4.838%, 01/25/99........................      15,000           14,952
     5.069%, 02/04/99........................      20,000           19,906
     5.080%, 03/01/99........................      15,000           14,877
     5.059%, 03/15/99........................      20,000           19,798
     5.059%, 03/18/99........................       9,445            9,346
  Fannie Mae MTN
     5.450%, 04/15/99........................       6,030            6,027
     5.630%, 05/05/99........................       4,000            3,999
     5.625%, 05/06/99........................       1,900            1,899
     5.540%, 07/16/99........................       5,000            4,998
     5.490%, 08/03/99........................       6,000            5,996
  Federal Farm Credit Bank MTN
     4.900%, 03/01/99........................       5,000            5,000
  Federal Home Loan Bank
     5.555%, 03/16/99........................       5,000            4,999
     5.630%, 04/09/99........................       4,995            4,994
     5.450%, 03/24/99........................       5,000            4,998
     5.500%, 03/26/99........................      10,000            9,998
     5.540%, 07/13/99........................       5,000            4,999
  Federal Home Loan Bank Discount Note(A)
     5.095%, 01/08/99........................      10,000            9,990
     5.093%, 01/11/99........................      10,000            9,986
     4.812%, 01/20/99........................      15,873           15,833
     4.897%, 01/27/99........................      18,000           17,937
     5.303%, 03/01/99........................       5,000            4,957
     5.313%, 03/04/99........................       5,000            4,955
  Federal Home Loan Mortgage Corporation
     5.600%, 04/21/99........................       5,000            4,999
  Federal Home Loan Mortgage Corporation
  Discount Note(A)
     5.090%, 01/28/99........................     $15,000          $14,944
     5.029%, 02/02/99........................      16,350           16,278
     4.907%, 02/12/99........................      17,000           16,904
     5.009%, 02/17/99........................      15,000           14,903
     5.009%, 02/19/99........................      10,000            9,933
     5.130%, 02/25/99........................      15,000           14,884
     5.090%, 02/26/99........................      15,000           14,883
     4.968%, 03/02/99........................       5,000            4,959
     5.049%, 03/17/99........................      15,000           14,844
                                                                  --------

Total U.S. Government Agency Obligations
  (Cost $338,839)............................                      338,839
                                                                  --------

REPURCHASE AGREEMENTS - 30.4%
  J.P. Morgan
     4.980%, dated 12/31/98, matures
     01/04/99, repurchase price
     $100,444,785 (collateralized by
     U.S. Government Agency
     Instruments, total market
     value: $102,397,021)....................     100,389          100,389
  Prudential Securities
     5.100%, dated 12/31/98, matures
     01/04/99, repurchase price
     $42,415,994 (collateralized by
     U.S. Government Agency
     Instruments, total market
     value: $43,240,915).....................      42,393           42,393
  Prudential Securities
     5.100%, dated 12/31/98, matures
     01/04/99, repurchase price
     $5,134,126 (collateralized by
     U.S. Government Agency
     Instruments, total market
     value: $5,233,963)......................       5,131            5,131
                                                                  --------

Total Repurchase Agreements
  (Cost $147,913)............................                      147,913
                                                                  --------

Total Investments - 100.1%
  (Cost $486,752)............................                      486,752
                                                                  --------

Net Other Assets and Liabilities - (0.1)%....                         (458)
                                                                  --------

Total Net Assets - 100.0%....................                     $486,294
                                                                  ========

--------------------------------------------------------------------------
(A)  Rate noted represents annualized yield at the time of purchase.
MTN  Medium Term Note

   The accompanying notes are an integral part of the financial statements.

Schedule of Investments

Money Market Fund

Repurchase Agreements            -- 20.3%

Net Other Assets and Liabilities --  0.8%

Certificates of Deposit          -- 44.7%

Commercial Paper                 -- 34.2%

% of Total Net Assets

                                                       Face           Market
Description                                        Amount (000)     Value (000)
===============================================================================
CERTIFICATES OF DEPOSIT - 44.7%
  Banks - 44.7%
     Bank of Nova Scotia (NY)
        5.110%, 01/26/99........................     $20,000          $20,000
        5.690%, 03/05/99........................      10,000            9,999
        5.200%, 03/09/99........................      15,000           15,000
     Barclays Bank (NY)
        5.700%, 03/30/99........................      24,000           24,018
     Bayerische Landesbank (NY)
        5.250%, 02/16/99........................      15,000           15,000
        5.755%, 04/02/99........................      15,500           15,519
     Canadian Imperial Bank of
        Commerce (NY)
        5.550%, 02/10/99........................      10,000            9,999
        5.635%, 03/02/99........................      10,000            9,999
        5.690%, 03/10/99........................      10,000            9,999
        5.700%, 06/14/99........................      10,000            9,998
     Chase Manhattan Bank
        5.120%, 01/27/99........................      20,000           20,000
        5.200%, 02/02/99........................      22,500           22,500
     Commerzbank (NY)
        5.370%, 02/24/99........................      10,000           10,003
        5.110%, 03/15/99........................      20,000           20,000
     Credit Suisse First Boston (NY)
        5.740%, 01/07/99........................       8,000            8,000
     Deutsche Bank (NY)
        5.600%, 02/16/99........................      10,000           10,000
        5.620%, 03/19/99........................      10,000            9,999
        5.700%, 03/30/99........................      10,000            9,999
     First National Bank of Chicago
        5.215%, 02/04/99........................      20,000           20,000
        5.520%, 02/16/99........................       7,000            6,998
     First Union National Bank of North Carolina
        5.170%, 03/29/99........................      25,000           25,000
     Harris Trust & Savings
        5.350%, 01/19/99........................      20,000           20,000
        5.000%, 05/04/99........................      15,000           15,000
     Morgan Guaranty Trust
        5.130%, 03/15/99........................      15,000           14,997
     National Westminster Bank (NY)
        5.615%, 03/19/99........................      10,000            9,999
        5.700%, 03/30/99........................      10,000            9,999
     Rabobank Nederland (NY)
        5.690%, 04/16/99........................      10,000            9,998
        5.740%, 05/19/99........................      10,000            9,997
        5.690%, 06/30/99........................      10,000            9,997
     Societe Generale (NY)
        5.560%, 01/19/99........................       7,000            7,001
        5.750%, 04/06/99........................      15,000           15,016
        5.710%, 07/02/99........................      15,000           15,037
     Swiss Bank (NY)
        5.525%, 02/10/99........................      10,000            9,999
        5.650%, 03/24/99........................      10,000            9,999
        5.720%, 04/05/99........................       6,300            6,299
     Toronto Dominion Bank (NY)
        5.620%, 02/10/99........................      10,000           10,000
        5.700%, 06/15/99........................      15,000           14,997
        5.710%, 06/23/99........................      13,000           12,998
     United Bank of Switzerland (NY)
        5.120%, 01/15/99........................      15,000           15,000
                                                                      -------

Total Certificates of Deposit
  (Cost $518,363)............................                         518,363
                                                                      -------
COMMERCIAL PAPER(A) - 34.2%
  Financial Services - 34.2%
     American Express Credit
        6.185%, 01/08/99........................      20,000           19,976
        5.069%, 02/12/99........................      25,000           24,854
     Associates of North America
        5.160%, 01/14/99........................      15,000           14,972
        5.302%, 02/09/99........................      15,000           14,915
     BankAmerica
        5.140%, 02/04/99........................      15,000           14,928
     Centric Capital
        5.353%, 01/08/99........................      12,000           11,988
        5.374%, 01/19/99........................      10,000            9,974
        5.323%, 02/03/99........................      16,600           16,520
     Enterprise Funding
        5.607%, 01/22/99........................      10,000            9,968
     Ford Motor Credit
        5.120%, 01/20/99........................      30,000           29,920
        5.303%, 02/19/99........................      10,000            9,929
     General Electric Capital
        5.222%, 02/09/99........................      25,000           24,861
     Household Finance
        5.323%, 01/28/99........................      20,000           19,921
     Merrill Lynch & Co.
        5.424%, 01/22/99........................      20,000           19,938
        5.282%, 01/26/99........................      25,000           24,910
     Morgan (J.P.) & Co.
        5.130%, 01/15/99........................      15,500           15,469
        5.140%, 01/27/99........................      15,000           14,945

   The accompanying notes are an integral part of the financial statements.

                                                              DECEMBER 31, 1998

Schedule of Investments

                                                        Face          Market
Description                                         Amount (000)    Value (000)
===============================================================================
  Financial Services (continued)
    Norwest
        5.100%, 01/21/99 ..........................     $ 20,000     $   19,944
    Quincy Capital
        5.374%, 02/10/99 ..........................       10,000          9,941
    Receivables Capital
        5.293%, 01/25/99 ..........................       10,000          9,965
    Republic of New York
        5.120%, 03/04/99 ..........................       15,000         14,870
    Scripps (E.W.)
        5.130%, 02/09/99 ..........................       10,000          9,945
        5.201%, 03/16/99 ..........................       15,000         14,841
    Wells Fargo
        5.303%, 02/25/99 ..........................       20,000         19,840
                                                                     ----------
Total Commercial Paper
  (Cost $397,334) .................................                     397,334
                                                                     ----------

REPURCHASE AGREEMENTS - 20.3%
    J.P. Morgan
        4.960%, dated 12/31/98, matures 01/04/99,
        repurchase price $203,854,790
        (collateralized by U.S. Government Agency
        Instruments, total market value:
        $207,817,356) .............................      203,743        203,743
    Prudential Securities
        5.100%, dated 12/31/98, matures 01/04/99,
        repurchase price $32,301,967
        (collateralized by U.S. Government Agency
        and Treasury Instruments, total market
        value: $32,929,937) .......................       32,284         32,284
                                                                     ----------
Total Repurchase Agreements
  (Cost $236,027) .................................                     236,027
                                                                     ----------
Total Investments - 99.2%
  (Cost $1,151,724) ...............................                   1,151,724
                                                                     ----------
Net Other Assets and Liabilities - 0.8%                                   9,147
                                                                     ----------
Total Net Assets - 100.0% .........................                  $1,160,871
                                                                     ==========

----------------------------------------
(A)   Rate noted represents annualized yield at the time of purchase.
(NY)  New York


   The accompanying notes are an integral part of the financial statements.

Schedule of Investments

Tax-Exempt Money Market Fund

Net Other Assets and Liabilities --  0.3%

Repurchase Agreement             --  4.6%

Municipal Bonds                  -- 95.1%

% of Total Net Assets

                                                        Face           Market
Description                                         Amount (000)     Value (000)
================================================================================
MUNICIPAL BONDS - 95.1%
  Alabama - 2.3%
     Columbia County,
      Pollution Control RB
      Alabama Project, Series C
      4.000%, 01/04/99 (1)........................   $ 7,900          $ 7,900
                                                                      -------
  Alaska - 4.4%
     Valdez, Industrial Development
      Authority, Exxon Pipeline Project
      4.050%, 01/04/99 (1)........................    15,000           15,000
                                                                      -------
  Arizona - 4.2%
     Salt River Project
      3.000%, 01/28/99............................     7,000            7,000
      3.050%, 02/03/99............................     1,900            1,900
  Tempe Excise Tax RB
      4.100%, 01/04/99 (1)........................     5,300            5,300
                                                                      -------
                                                                       14,200
                                                                      -------
  Colorado - 1.5%
     Colorado State General Fund TRAN
       4.000%, 06/25/99...........................     5,000            5,010
                                                                      -------
   Florida - 9.0%
     Florida Municipal Power Agency
      3.250%, 01/13/99............................     6,000            6,000
     Jacksonville Electric Authority
      3.000%, 02/08/99............................     9,750            9,750
     Miami - Dade County, School District
      4.000%, 06/30/99............................     5,000            5,010
     Sunshine State Governmental
     Financing Commission TECP
            3.000%, 01/12/99......................    10,000           10,000
                                                                      -------
                                                                       30,760
   Georgia - 3.8%
     Monroe County, Pollution Authority
      Control RB, Gulf Power Plant
      Project, Series 2
      4.000%, 01/04/99 (1)........................     3,900            3,900
     Putnam County Development Authority
      Pollution Control RB
      4.000%, 01/04/99 (1)........................     9,100            9,100
                                                                      -------
                                                                       13,000
                                                                      -------
  Illinois - 0.9%
     Chicago District
      4.300%, 09/17/99............................     3,000            3,015
     Illinois State Development Finance
      Authority RB
      Saint Xavier University Project
      4.050%, 01/06/99 (1)........................       180              180
                                                                      -------
                                                                        3,195
                                                                      -------
  Indiana - 1.8%
     Sullivan, Pollution Control
      Project, TECP, Series L-5
      3.250%, 01/21/99............................     1,100            1,100
     Sullivan, Pollution Control
      Project, TECP, Series L-4
      3.050%, 02/18/99............................     5,100            5,100
                                                                      -------
                                                                        6,200
                                                                      -------
  Kentucky - 3.5%
     Jefferson County
            3.000%, 02/22/99......................     8,050            8,050
            3.050%, 03/11/99......................     2,000            2,000
     Jefferson County TECP
            3.050%, 02/05/99......................     2,000            2,000
                                                                      -------
                                                                       12,050
                                                                      -------
  Louisiana - 4.1%
     Jefferson Parish Hospital Service
     RB, District #2, FGIC
      4.000%, 01/06/99 (1)........................     5,000            5,000
     Louisiana State District Sales Tax
      Recovery RB, Series 88, MBIA
      4.500%, 07/01/99............................     9,000            9,038
                                                                      -------
                                                                       14,038
                                                                      -------
  Maryland - 3.1%
     Maryland State Health & Higher
      Education Facilities Agency,
      Pooled Loan, Series D
      3.750%, 01/06/99 (1)........................     6,410            6,410
     Maryland State Health & Higher
      Education Facilities Authority RB
      4.150%, 01/06/99 (1)........................     4,100            4,100
                                                                      -------
                                                                       10,510
                                                                      -------

   The accompanying notes are an integral part of the financial statements.

                                                              DECEMBER 31, 1998

Schedule of Investments

                                                        Face          Market
Description                                         Amount (000)    Value (000)
-------------------------------------------------------------------------------
  Minnesota - 6.0%
    Becker, Pollution Control, Northern States
      Power Project
      3.150%, 01/14/99 ............................      $ 3,000       $  3,000
      3.250%, 01/14/99 ............................        5,000          5,000
    Hennepin County RB, Series C
      3.600%, 01/06/99 (1) ........................        4,000          4,000
    Minneapolis RB, Series A
      3.600%, 01/06/99 (1) ........................        1,500          1,500
    Minneapolis RB, Series B
      3.600%, 01/06/99 (1) ........................        7,000          7,000
                                                                       --------
                                                                         20,500
                                                                       --------
  Mississippi - 3.0%
    Jackson County, Ports Facilities RB
      4.050%, 01/04/99 (1) ........................       10,260         10,260
                                                                       --------
  Missouri - 4.5%
    Missouri State Health & Education Facilities
      Authority RB
      4.100%, 01/04/99 (1) ........................       15,300         15,300
                                                                       --------
  Nebraska - 3.4%
    Omaha Public Power District, TECP
      3.000%, 01/06/99 ............................        2,900          2,900
      3.250%, 01/06/99 ............................        1,800          1,800
      3.300%, 01/08/99 ............................        6,800          6,800
                                                                       --------
                                                                         11,500
                                                                       --------
  Nevada - 1.8%
    Las Vegas Valley, Water District
      3.050%, 02/02/99 ............................        3,000          3,000
      3.000%, 02/09/99 ............................        3,000          3,000
                                                                       --------
                                                                          6,000
                                                                       --------
  New Jersey - 1.5%
    State of New Jersey
      3.200%, 01/20/99 ............................        5,000          5,000
                                                                       --------
  New York - 6.2%
    Long Island Power Authority, Electric
      3.150%, 01/13/99 ............................        3,000          3,000
      3.050%, 02/10/99 ............................        2,000          2,000
      3.000%, 03/10/99 ............................        1,000          1,000
    New York, Series B
      5.000%, 01/04/99 (1) ........................        8,025          8,025
    New York, Series B-4
      4.400%, 01/04/99 (1) ........................        7,000          7,000
                                                                       --------
                                                                         21,025
                                                                       --------
  Ohio - 1.5%
    Toledo-Lucas County, CSX Transportation
      Project, TECP
      3.150%, 01/07/99 ............................        5,000          5,000
                                                                       --------
  Oklahoma - 1.8%
    Muskogee, Industrial Pollution Control RB,
      Series A
      4.050%, 01/06/99 (1) ........................        6,000          6,000
                                                                       --------
  South Carolina - 1.9%
    Piedmont, Municipal Power Agency RB, Series C,
      MBIA
      3.850%, 01/06/99 (1) ........................        6,400          6,400
                                                                       --------
  Texas - 11.2%
    Austin, Travis / Williamson
      3.450%, 01/22/99 ............................        4,225          4,225
    Austin, Travis, Series A, TECP
      3.200%, 01/22/99 ............................        7,000          7,000
      3.000%, 02/04/99 ............................        3,900          3,900
    Board of Regents of the University of Texas,
      TECP
      3.050%, 02/11/99 ............................        1,000          1,000
      2.950%, 03/02/99 ............................        2,000          2,000
    City of Austin Texas, Utility, Series A, TECP
      3.450%, 01/22/99 ............................          250            250
    Harris County, Health Facilities Development
      Corp.
      4.250%, 02/26/99 (1) ........................        3,000          3,003
      4.200%, 01/04/99 (1) ........................       10,100         10,100
    Texas State Higher Education Authority,
      Series B
      4.000%, 01/04/99 (1) ........................        1,645          1,645
    Texas State TRAN
      4.500%, 08/31/99 ............................        5,000          5,049
                                                                       --------
                                                                         38,172
                                                                       --------
  Virginia - 2.0%
    Peninsula Ports Authority Coal Term RB
      3.150%, 02/16/99 ............................        7,000          7,000
                                                                       --------
  Wisconsin - 5.8%
    Milwaukee TRAN, Series A
      5.000%, 02/25/99 ............................        5,000          5,011
    State of Wisconsin Transportation TECP
      3.000%, 01/19/99 ............................        5,217          5,217
    Wisconsin State GO
      3.150%, 01/15/99 ............................        2,170          2,170
    Wisconsin State Operating Notes
      4.500%, 06/15/99 ............................        5,000          5,021
    Wisconsin Transportation RB Series 1997-A
      3.200%, 01/19/99 ............................        2,242          2,242
                                                                       --------
                                                                         19,661
                                                                       --------


   The accompanying notes are an integral part of the financial statements.

Schedule of Investments


                                                        Face          Market
Description                                         Amount (000)    Value (000)
===============================================================================
  Wyoming - 5.9%
    Gillette, Pollution Control RB
      3.200%, 01/05/99 ............................      $ 6,300       $  6,300
    Sweetwater County Pollution Control RB,
      Series 1998-A
      3.000%, 01/11/99 ............................        7,600          7,600
      3.250%, 01/11/99 ............................        1,000          1,000
    Wyoming State General Fund TRAN
      4.000%, 06/25/99 ............................        5,000          5,011
                                                                       --------
                                                                         19,911
                                                                       --------
Total Municipal Bonds
  (Cost $323,592) .................................                     323,592
                                                                       --------

REPURCHASE AGREEMENT - 4.6%
  J.P. Morgan
    4.950%, dated 12/31/98, matures 01/04/99,
    repurchase price $15,525,159 (collateralized
    by U.S. Government Agency Instruments, total
    market value: $15,826,957) ....................       15,516         15,516
                                                                       --------
Total Repurchase Agreement
  (Cost $15,516) ..................................                      15,516
                                                                       --------
Total Investments - 99.7%
  (Cost $339,108) .................................                     339,108
                                                                       --------
Net Other Assets and Liabilities - 0.3% ...........                       1,206
                                                                       --------
Total Net Assets - 100.0% .........................                    $340,314
                                                                       ========

----------------------------------------
(1) Variable rate instrument. The rate reported on the Schedule of Investments is the rate in effect on December 31, 1998. The maturity date shown is the next scheduled reset date.
GO    General Obligation
RB    Revenue Bond
TECP  Tax-Exempt Commercial Paper
TRAN  Tax & Revenue Anticipation Note


The following organizations have provided underlying credit support for certain securities as defined in the Schedule of Investments:

FGIC  Financial Guaranty Insurance Corporation
MBIA  Municipal Bond Insurance Association


   The accompanying notes are an integral part of the financial statements.

                                                               DECEMBER 31, 1998

Schedule of Investments

Fixed Income Fund

                           [PIE CHART APPEARS HERE]

                                                            % of Total Net Assets
Repurchase Agreement and Net Other Assets and Liabilities                     21%

U.S. Treasury Obligations                                                   26.4%

U.S. Government Agency Obligations                                          10.6%

U.S. Government Mortgage-Backed Securities                                  16.4%

Asset Backed Securities                                                      8.7%

Non-U.S. Government Mortgage-Backed Securities                               5.6%

Corporate Notes and Bonds                                                   30.2%

                                                        Face           Market
Description                                         Amount (000)     Value (000)
================================================================================
U.S. TREASURY OBLIGATIONS - 26.4%
  U.S. Treasury Notes
    6.000%, 08/15/00..............................  $      4,500     $     4,595
    6.375%, 09/30/01..............................         4,000           4,176
    5.750%, 08/15/03..............................         2,200           2,297
    7.000%, 07/15/06..............................         3,000           3,423
    6.125%, 08/15/07..............................         3,500           3,829
  U.S. Treasury Bonds
    7.250%, 05/15/16..............................        11,100          13,443
    6.000%, 02/15/26..............................         6,000           6,560
  U.S. Treasury Strips
    2.930%, 05/15/05..............................         4,500           3,334
    2.537%, 05/15/08..............................         6,000           3,803
                                                                     -----------

Total U.S. Treasury Obligations
  (Cost $45,062)..................................                        45,460
                                                                     -----------

U.S. GOVERNMENT
  AGENCY OBLIGATIONS - 10.6%
   Federal Home Loan Mortgage Corporation
    5.750%, 07/15/03..............................         4,700           4,830
    7.000%, 04/15/12..............................         3,900           4,058
   Federal National Mortgage Association
    5.750%, 04/01/03..............................         4,000           4,114
    6.120%, 03/23/28, MTN.........................         4,965           5,213
                                                                     -----------

Total U.S. Government Agency Obligations
  (Cost $17,700)..................................                        18,215
                                                                     -----------

U.S. GOVERNMENT
  MORTGAGE-BACKED SECURITIES - 16.4%
   Federal Home Loan Mortgage Corporation
    6.500%, 05/01/13
     Pool # E00548................................         3,700           3,756
    6.250%, 05/15/20, CMO
     Series 2020, Class B.........................         2,600           2,597
    6.500%, 02/15/28, CMO
     Series 2030, Class PC........................         2,415           2,406
   Federal Home Loan Mortgage Corporation
    7.000%, 02/15/28, CMO
     Series 2031, Class PG........................         1,272           1,310
   Federal National Mortgage Association
    6.000%, 04/01/13
     Pool # 425550................................         4,060           4,072
    7.000%, 02/25/20
     Series 1993-2
     Class PG, REMIC..............................         2,300           2,316
    6.500%, 10/21/21
     Series 1993-87
     Class H, REMIC...............................         5,220           5,285
    6.500%, 10/01/23
     Pool # 190249................................         1,508           1,528
    7.000%, 01/18/24
     Series 1997-63
     Class D, REMIC...............................         4,867           4,978
                                                                     -----------

Total U.S. Government Mortgage-Backed Securities
  (Cost $28,096)..................................                        28,248
                                                                     -----------

NON-U.S. GOVERNMENT
  MORTGAGE-BACKED SECURITIES - 5.6%
   Residential Accredit Loans
     Series 1998-QS9, Class A1, CMO
     6.750%, 07/25/28.............................         3,155           3,151
   Residential Accredit Loans
     Series 1998-QSR, Class A-3, CMO
     6.750%, 07/25/28.............................         4,295           4,312
   Residential Funding Mortgage
     Securities 1, Series 1994-S1,
     Class A-7
     6.573%, 01/25/24.............................         2,101           2,101
                                                                     -----------

Total Non-U.S. Government
 Mortgage-Backed Securities
   (Cost $9,553)..................................                         9,564
                                                                     -----------

ASSET-BACKED SECURITIES - 8.7%
   Advanta Equipment Receivables
     Series 1998-1, Class A2
     5.820%, 12/15/06.............................         2,150           2,164
   Advanta Equipment Receivables
     Series 1998-1, Class B
     6.100%, 12/15/06.............................         3,500           3,540
   Asset Securitization
     Series 1995-MD4, Class A1
     7.100%, 08/13/29.............................         4,900           5,136
   Case Equipment Loan Trust
     Series 1998-B, Class A3
     5.810%, 05/15/03.............................         2,050           2,062

   The accompanying notes are an integral part of the financial statements.

Schedule of Investments


                                                Face           Market
Description                                 Amount (000)    (Value (000)
------------------------------------------------------------------------
ASSET-BACKED SECURITIES (continued)
 CIT Recreational Vehicle Owner Trust
   Series 1996-A, Class A
    5.400%, 12/15/11.......................    $    1,011     $    1,012
 The Money Store Home Equity Trust
   Series 1993-C, Class A-3
    5.750%, 10/15/22.......................         1,101          1,107
                                                                 -------
Total Asset-Backed Securities
 (Cost $14,947)............................                       15,021
                                                                 -------
CORPORATE NOTES AND BONDS - 30.2%
 Financial - 11.2%
   Associates of North America
    6.450%, 10/15/01.......................         6,300          6,458
   Ford Motor Credit
    5.125%, 10/15/01.......................         5,100          5,068
   Goldman Sachs Mortgage
    Securities Corp. II,
    Series 1998-GLII, Class A2
    6.562%, 04/13/31.......................         3,650          3,781
   Paine Webber Group
    6.550%, 04/15/08.......................         1,740          1,742
   Sears Roebuck Acceptance
    7.000%, 06/15/07.......................         2,000          2,153
                                                                 -------
                                                                  19,202
                                                                 -------
Industrial - 9.4%
   Belo (A.H.), Debenture
    7.250%, 09/15/27.......................         4,500          4,641
   Chesapeake
    7.200%, 03/15/05.......................         5,205          5,595
   Owens Corning
    7.500%, 05/01/05.......................         3,175          3,274
   Protection One Alarm
    7.375%, 08/15/05 (A)...................         2,675          2,762
                                                                 -------
                                                                  16,272
                                                                 -------
Technology - 3.0%
   Seagate Technology, Senior Note
    7.125%, 03/01/04.......................         5,000          5,156
                                                                 -------
Telecommunications - 3.1%
   MCI WorldCom
    6.250%, 08/15/03.......................         5,130          5,271
                                                                 -------
Utilities - 3.5%
   Long Island Lighting
    8.200%, 03/15/23.......................         2,020          2,225
   National Rural Utilities
    5.300%, 09/25/03.......................         3,795          3,804
                                                                 -------
                                                                   6,029
                                                                 -------
Total Corporate Notes and Bonds
 (Cost $51,014)............................                       51,930
                                                                 -------
REPURCHASE AGREEMENT - 2.4%
   J.P. Morgan
     4.950%, dated 12/31/98, matures
     01/04/99, repurchase price
     $4,252,748 (collateralized by
     U.S. Government Agency
     Instruments, total market
     value: $4,335,418)....................    $    4,250     $    4,250
                                                                 -------
Total Repurchase Agreement
 (Cost $4,250).............................                        4,250
                                                                 -------
Total Investments - 100.3%
 (Cost $170,622)...........................                      172,688
                                                                 -------
Net Other Assets and Liabilities - (0.3)%..                         (499)
                                                                 -------
Total Net Assets - 100.0%..................                   $  172,189
                                                                 =======

________________________________________________
(A) Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold, in transactions exempt from registration, to qualified institutional buyers. At December 31, 1998, these securities amounted to $2,761,938, or 1.6% of net assets.
CMO    Collateralized Mortgage Obligation
MTN    Medium Term Note
REMIC  Real Estate Mortgage Investment Conduit

The accompanying notes are an integral part of the financial statements.

                                                               DECEMBER 31, 1998

Schedule of Investments

Intermediate Government
Fixed Income Fund

Repurchase Agreement                       --  2.2%

Net Other Assets and Liabilities           --  0.2%

U.S. Treasury Obligations                  -- 37.2%

U.S. Government Agency Obligations         -- 30.5%

U.S. Government Mortgage-Backed Securities -- 29.9%

% of Total Net Assets

                                                       Face           Market
Description                                        Amount (000)     Value (000)
===============================================================================
U.S. GOVERNMENT
AGENCY OBLIGATIONS - 30.5%
  Fannie Mae
     6.560%, 04/10/00.............................    $2,000          $ 2,040
     5.750%, 04/15/03.............................     3,000            3,085
  Federal Farm Credit Bank
     6.710%, 04/25/01, MTN........................     2,650            2,754
  Federal Home Loan Bank
     5.820%, 08/07/03.............................     2,500            2,575
     5.890%, 08/11/08.............................     2,600            2,704
                                                                      -------

Total U.S. Government Agency Obligations
  (Cost $12,821)..................................                     13,158
                                                                      -------

U.S. GOVERNMENT
MORTGAGE-BACKED SECURITIES - 29.9%
  Fannie Mae
     7.000%, 01/18/24, CMO
     Series 1997-63, Class D......................     3,356            3,432
  Federal Home Loan Mortgage
     Corporation, Pass Thru
     7.000%, 04/15/12.............................     1,320            1,374
     5.900%, 04/25/19
      Series 23, Class PG.........................     2,100            2,091
     6.750%, 04/15/20
      Series 1443, Class F........................     3,000            3,014
     6.250% 05/15/20
      Series 2020, Class B........................     1,500            1,498
     6.250% 07/15/23
      Series 2020, Class C........................     1,500            1,496
                                                                      -------

Total U.S. Government Mortgage-Backed Securities
  (Cost $12,891)..................................                     12,905
                                                                      -------

U.S. TREASURY OBLIGATIONS - 37.2%
  U.S. Treasury Notes
     6.000%, 08/15/00.............................     3,125            3,191
     5.750%, 11/30/02.............................     1,250            1,297
     5.875%, 11/15/05.............................     3,000            3,204
     7.000%, 07/15/06.............................     5,000            5,705
     6.125%, 08/15/07.............................     2,400            2,626
                                                                      -------

Total U.S. Treasury Obligations
  (Cost $15,445)..................................                     16,023
                                                                      -------


REPURCHASE AGREEMENT - 2.2%
  J.P. Morgan
     4.950%, dated 12/31/98, matures
     01/04/99, repurchase price
     $935,537 (collateralized by
     U.S. Government Agency
     Instruments, total market
     value: $953,724).............................       935              935
                                                                      -------

Total Repurchase Agreement
     (Cost $935)..................................                        935
                                                                      -------

Total Investments - 99.8%
     (Cost $42,092)...............................                     43,021
                                                                      -------

Net Other Assets and Liabilities - 0.2%...........                        104
                                                                      -------

Total Net Assets - 100.0%.........................                    $43,125
                                                                      =======

________________________________________________
MTN  Medium Term Note
CMO  Collaterized Mortgage Obligation

The accompanying notes are an integral part of the financial statements.

Schedule of Investments

Tax-Exempt Fixed Income Fund

                           [PIE CHART APPEARS HERE]

                                                           % of Total Net Assets
Net Other Assets and Liabilities                                            0.6%
Municipal Bonds                                                            95.8%
Investment Company                                                          3.6%

                                                    Face               Market
Description                                     Amount (000)         Value (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 95.8%
 Arizona - 2.8%
     Mesa, Utility System RB
      4.900%, 07/01/16.......................     $  1,000              $    995
                                                                        --------

 Arkansas - 6.1%
     Arkansas State Development
      Financial Authority,
      Wastewater System RB, Series A
      5.850%, 12/01/19.......................        1,000                 1,053
     Jefferson County,
      Pollution Control RB
      Arkansas Power & Light Co.
      Project, AMBAC
      6.300%, 06/01/18.......................        1,000                 1,110
                                                                        --------
                                                                           2,163
                                                                        --------
 California - 2.9%
     California State GO
      4.750%, 09/01/11.......................        1,000                 1,038
                                                                        --------
 Florida - 2.9%
     Florida State Board
      Outlay GO, Series F
      5.500%, 06/01/19.......................        1,000                 1,042
                                                                        --------
 Illinois - 6.1%
     Chicago, Metropolitan Water
      Reclamation District GO
      5.500%, 12/01/12.......................        1,000                 1,090
     Cook County, Capital Improvement
      GO, FGIC
      5.750%, 11/15/12.......................        1,000                 1,092
                                                                        --------
                                                                           2,182
                                                                        --------
 Indiana - 2.8%
     Indianapolis Local Public Improvement
      Bond Bank, RB, Series A
      5.000%, 02/01/16.......................        1,000                 1,014
                                                                        --------
 Maryland - 2.9%
     Washington Suburban Sanitary
      District GO
      5.000%, 06/01/13.......................        1,000                 1,039
                                                                        --------
 Massachusetts - 2.8%
     Massachusetts State GO
      Series C
      5.000%, 08/01/17.......................        1,000                 1,002
                                                                        --------
 Michigan - 2.9%
     Hastings School District GO, FGIC
      5.625%, 05/01/18.......................        1,000                 1,046
                                                                        --------
 Mississippi - 3.1%
     Mississippi State Hospital Equipment
      & Facilities Authority RB
      Baptist Medical
      Center Project, MBIA
      6.500%, 05/01/10.......................        1,000                 1,126
                                                                        --------
 Missouri - 9.8%
     Missouri State Health & Educational
      Facilities Authority RB, BJC Health
      Systems Project, Series A
      6.750%, 05/15/10.......................        2,000                 2,442
     Missouri State University RB
      5.500%, 11/10/12.......................        1,000                 1,064
                                                                        --------
                                                                           3,506
                                                                        --------
 Minnesota - 2.9%
     Rochester Health Care Facilities,
      Mayo Clinic
      5.375%, 11/15/18.......................        1,000                 1,037
                                                                        --------
 Nevada - 9.2%
     Clark County Refunding & Transit
      Improvement RB, MBIA, Class A
      6.200%, 06/01/19.......................        2,000                 2,233
     Nevada State Municipal Bond Bank
      GO, Series A
      5.500%, 11/01/17.......................        1,000                 1,046
                                                                        --------
                                                                           3,279
                                                                        --------
 New York - 6.1%
     New York State Highway & Bridge
      Improvement Fund RB
      MBIA, Series A
      5.600%, 04/01/10.......................        2,000                 2,168
                                                                        --------

   The accompanying notes are an integral part of the financial statements.

                                                              DECEMBER 31, 1998

Schedule of Investments

                                                        Face          Market
Description                                         Amount (000)    Value (000)
===============================================================================
  New Jersey - 2.8%
    New Jersey State Transportation Trust Fund RB,
      Series A
      5.000%, 06/15/15 ............................      $ 1,000       $  1,019
                                                                       --------
  Ohio - 2.9%
    Mentor, GO
      5.250%, 12/01/17 ............................        1,000          1,024
                                                                       --------
  Oklahoma - 3.0%
    Tulsa, Industrial Authority RB, St. John's
      Medical Center Project
      6.250%, 02/15/17 ............................        1,000          1,075
                                                                       --------
  Pennsylvania - 2.8%
    Pennsylvania State Turnpike Common Oil
      Franchise RB, Series B, AMBAC
      5.000%, 12/01/18 ............................        1,000            995
                                                                       --------
  Tennessee - 6.2%
    Knox County Tennessee Public Improvement GO
      5.250%, 04/01/14 ............................        1,060          1,100
    Shelby County School District GO, Series A
      5.850%, 06/01/17 ............................        1,000          1,111
                                                                       --------
                                                                          2,211
                                                                       --------
  Texas - 9.0%
    Arlington, GO
      5.750%, 08/15/14 ............................        1,000          1,085
    San Antonio, Electric & Gas Utilities RB, MBIA
      5.375%, 02/01/18 ............................        1,000          1,024
    Victoria County, Hospital RB, AMBAC
      6.250%, 01/01/16 ............................        1,000          1,094
                                                                       --------
                                                                          3,203
                                                                       --------
  Washington - 3.0%
    Washington State Public Power Supply System
      RB, Nuclear Project #1, Series C, AMBAC
      5.500%, 07/01/10 ............................        1,000          1,081
                                                                       --------
  Wisconsin - 2.8%
    Wisconsin State Transportation RB, Series B,
      FGIC
      5.000%, 07/01/16 ............................        1,000          1,000
                                                                       --------
Total Municipal Bonds
  (Cost $32,123) ..................................                      34,245
                                                                       --------
INVESTMENT COMPANY - 3.6%
  Provident Mutual Money Market ...................        1,276          1,276
                                                                       --------
Total Investment Company
  (Cost $1,276) ...................................                       1,276
                                                                       --------
Total Investments - 99.4%
  (Cost $33,399) ..................................                      35,521
                                                                       --------
Net Other Assets and Liabilities - 0.6%                                     202
                                                                       --------
Total Net Assets - 100.0% .........................                    $ 35,723
                                                                       ========

----------------------------------------
GO     General Obligation
RB     Revenue Bond


The following organizations have provided underlying credit support for certain securities as defined in the Schedule of Investments:

AMBAC  American Municipal Bond Assurance Corporation
FGIC   Financial Guaranty Insurance Corporation
MBIA   Municipal Bond Insurance Association


   The accompanying notes are an integral part of the financial statements.

Schedule of Investments

International Fixed Income Fund

Australia                        --  3.1%

Austria                          --  4.2%

Belgium                          --  4.5%

Canada                           --  8.0%

Denmark                          --  8.6%

Finland                          --  4.1%

France                           --  8.3%

Germany                          --  7.1%

Japan                            -- 10.2%

Netherlands                      --  7.6%

Spain                            --  2.4%

Supernational                    -- 12.6%

Sweden                           --  7.1%

United States                    --  7.5%

Net Other Assets and Liabilities --  4.7%

% of Total Net Assets

                                                     Face             Market
Description                                     Amount (000)(1)     Value (000)
===============================================================================
FOREIGN BONDS - 95.3%
  Australia - 3.1%
     R&I Bank of Western Australia
      7.250%, 09/29/03.........................          400          $  262
     Treasury Corp. Victoria
      8.250%, 10/15/03.........................          400             275
                                                                      ------
                                                                         537
                                                                      ------

  Austria - 4.2%
     Republic of Austria
      4.500%, 09/28/05.........................   JPY 70,000             736
                                                                      ------


  Belgium - 4.5%
     Kingdom of Belgium
      9.000%, 03/25/03.........................       22,500             791
                                                                      ------

  Canada - 8.0%
     Canadian Government
      8.750%, 12/01/05.........................        1,000             800
      8.000%, 06/01/27.........................          650             596
                                                                      ------
                                                                       1,396
                                                                      ------

  Denmark - 8.6%
     Kingdom of Denmark
      7.000%, 12/15/04.........................        5,000             906
      7.000%, 11/10/24.........................        3,000             603
                                                                      ------
                                                                       1,509
                                                                      ------

  Finland - 4.1%
     Republic of Finland
      8.250%, 06/25/02.........................   DEM  1,050             727
                                                                      ------

  France - 8.3%
     Government of France
      5.250%, 04/25/08.........................   ECU    500             648
      5.250%, 04/25/08.........................        1,950             386
      8.500%, 04/25/23.........................        1,500             415
                                                                      ------
                                                                       1,449
                                                                      ------

  Germany - 7.1%
     Bundesrepublic Deutschland
      8.375%, 05/21/01.........................        1,000             670
     Deutsche Finance BV
      6.000%, 01/12/04.........................   NLG  1,000             581
                                                                      ------
                                                                       1,251
                                                                      ------

  Japan - 10.2%
     Export-Import Bank of Japan
      2.875%, 07/28/05.........................       90,000             850
     Japanese Government
      3.000%, 09/20/05.........................       50,000             481
      2.300%, 09/20/18.........................       55,000             450
                                                                      ------
                                                                       1,781
                                                                      ------

  Netherlands - 7.6%
     International Nederland Bank
      6.000%, 10/01/07.........................        1,000             586
     Kingdom of Netherlands
      8.250%, 06/15/02.........................          700             430
      7.500%, Principal Strip (A)
      01/15/23.................................        2,000             317
                                                                      ------
                                                                       1,333
                                                                      ------

  Spain - 2.4%
     Kingdom of Spain
      6.150%, 01/31/13.........................           50             415
                                                                      ------

  Supernational - 12.6%
     European Investment Bank
      8.000%, 06/10/03.........................   GBP    700           1,291
      6.000%, 01/24/06.........................   NLG  1,000             598
     World Bank
      2.000%, 02/18/08.........................   JPY 37,000             329
                                                                      ------
                                                                       2,218
                                                                      ------

  Sweden - 7.1%
     Kingdom of Sweden
      13.000%, 06/15/01........................        2,500             375
      6.000%, 02/09/05.........................        6,400             873
                                                                      ------
                                                                       1,248
                                                                      ------

   The accompanying notes are an integral part of the financial statements.

                                                              DECEMBER 31, 1998

Schedule of Investments

                                                         Face           Market
Description                                         Amount (000)(1)   Value (000)
=================================================================================
  United States - 7.5%
    Phillip Morris Finance Euro
      5.625%, 06/24/08 ............................    DEM 1,000        $    632
    Tennessee Valley Authority
      6.375%, 09/18/06 ............................    DEM 1,000             689
                                                                        --------
                                                                           1,321
                                                                        --------
Total Foreign Bonds
  (Cost $15,484) ..................................                       16,712
                                                                        --------
Total Investments - 95.3%
  (Cost $15,484) ..................................                       16,712
                                                                        --------
Net Other Assets and Liabilities - 4.7%............                          823
                                                                        --------
Total Net Assets - 100.0% .........................                     $ 17,535
                                                                        ========

----------------------------------------
(1)   In local currency unless otherwise noted.
(A)   Zero coupon bond. Rate reflects effective yield to maturity.
DEM   Deutche Mark
ECU   European Currency Units
GBP   Great Britain Pounds
JPY   Japanese Yen
NLG   Netherland Guilders


As of December 31, 1998, the Fund had entered into the following forward foreign currency exchange contracts:

                                                                             Net Unrealized
                                                            Settlement       Appreciation
    Contracts to Deliver             In Exchange For           Date       (Depreciation)(000)
-----------------------------    -----------------------    ----------    -------------------
Australian Dollars    500,000    U.S. Dollars    317,413     03/26/99             $  11
Canadian Dollars    1,000,000    U.S. Dollars    643,959     02/10/99                (9)
U.S. Dollars        1,393,958    Deutche Mark  2,321,675     02/10/99                 2
                                                                                  -----
                                                                                  $   4
                                                                                  =====

Investment Catergories as a percentage of Total Net Assets.

Government National                    60.6%
Banks                                  22.3
Financial                               6.9
Government Agencies                     5.5
Net Other Assets and Liabilities        4.7
                                      ------
                                      100.0%
                                      ======


   The accompanying notes are an integral part of the financial statements.

Schedule of Investments

Balanced Fund

                           [PIE CHART APPEARS HERE]

                                                           % of Total Net Assets
Repurchase Agreements & Net Other Assets & Liabilities                      3.0%
U.S. Treasury Obligations                                                   5.8%
U.S. Government Agency Obligations                                          4.0%
U.S. Government Mortgage-Backed Securities                                  4.9%
Domestic Common Stocks                                                     58.1%
Foreign Common Stocks                                                      12.4%
Non-U.S. Government Mortgage-Backed Securities                              1.2%
Corporate Notes and Bonds                                                   8.3%
Asset-Backed Securities                                                     2.3%

                                                                       Market
Description                                        Shares            Value (000)
--------------------------------------------------------------------------------
DOMESTIC COMMON STOCKS - 58.1%
  Basic Materials - 1.9%
    Dow Chemical................................    3,600            $      327
    E.I. duPont de Nemours......................    8,500                   451
    Lilly Industries, Class A...................    3,600                    72
    Mead........................................    9,500                   278
    Phelps Dodge................................    5,230                   266
    Southdown...................................    1,360                    81
                                                                     ----------
                                                                          1,475
                                                                     ----------

  Capital Goods - 4.2%
    Allied Signal...............................    3,500                   155
    Avery Dennison..............................    6,800                   306
    Borg-Warner Automotive......................    2,900                   162
    Caterpillar.................................    8,190                   377
    Esterline Technologies*.....................    3,500                    76
    Fibermark*..................................    5,890                    80
    General Electric............................   13,800                 1,408
    Kuhlman.....................................    2,300                    87
    Minnesota Mining & Manufacturing............    5,200                   370
    Modern Controls.............................   11,400                    66
    Timken......................................   15,500                   293
                                                                     ----------
                                                                          3,380
                                                                     ----------

  Communication Services - 4.0%
    AirTouch Communications*....................    4,700                   339
    Ameritech...................................    9,800                   621
    AT&T........................................    9,700                   730
    Bell Atlantic...............................    8,900                   472
    GTE.........................................    8,600                   559
    US West.....................................    6,600                   426
                                                                     ----------
                                                                          3,147
                                                                     ----------

  Consumer Cyclicals - 7.1%
    Advo Systems*...............................    3,600                    95
    American Greetings, Class A.................    8,860                   364
    Budget Group, Class A*......................    6,900                   110
    Cendant*....................................   11,300                   215
    Dayton-Hudson...............................    7,740                   420
    Ford Motor..................................   10,500                   616
    Furniture Brands International..............    2,700                    74
    Gerber Childrenswear........................    4,750                    41
    Home Depot..................................    8,700                   532
    Interpublic Group...........................    2,900                   231
    Lennar......................................    2,100                    53
    Lone Star Industries........................    5,000                   184
    Mattel......................................    5,900                   135
    McGraw-Hill.................................    3,300                   336
    Mohawk Industries*..........................    3,900                   164
    National Processing*........................    7,800                    43
    Pillowtex...................................    2,900                    78
    Service International.......................    7,600                   289
    USG*........................................    5,700                   290
    U.S. Home*..................................    3,400                   113
    V.F.........................................    8,700                   408
    Wal Mart Stores.............................    9,500                   774
    Webb (Del E.)...............................    2,810                    77
                                                                     ----------
                                                                          5,642
                                                                     ----------

  Consumer Staples - 7.1%
    Albertson's.................................    2,300                   147
    Avon Products...............................    8,000                   354
    Coca-Cola...................................   10,500                   702
    Colgate-Palmolive...........................    4,500                   418
    ConAgra.....................................    7,100                   224
    Deluxe......................................    7,700                   282
    General Nutrition*..........................    2,600                    42
    Gillette....................................    9,400                   454
    McDonald's..................................    2,900                   222
    Merrill.....................................    5,800                   112
    Newell......................................    6,500                   268
    Philip Morris...............................    9,200                   492
    Procter & Gamble............................    8,200                   749
    Sara Lee....................................   13,600                   383
    Supervalu...................................   10,550                   295
    Walt Disney.................................   18,100                   543
                                                                     ----------
                                                                          5,687
                                                                     ----------

  Energy - 2.7%
    Exxon.......................................   10,800                   790
    Halliburton.................................    1,900                    56
    Mobil.......................................    8,240                   718
    Newfield Exploration*.......................    3,200                    67
    Phillips Petroleum..........................    8,000                   341
    Texaco......................................    2,300                   122
    Veritas DGC*................................    4,100                    53
                                                                     ----------
                                                                          2,147
                                                                     ----------

   The accompanying notes are an integral part of the financial statements.

                                                               December 31, 1998

Schedule of Investments
                                                                    Market
Description                                        Shares          Value (000)
------------------------------------------------------------------------------
Financial - 12.2%
  Allstate.....................................     5,200          $       201
  American Express.............................     3,100                  317
  American International Group.................     2,850                  275
  Associated Banc-Corp.........................     1,200                   41
  Astoria Financial............................     5,400                  247
  BankAmerica..................................    12,260                  737
  Bear Stearns.................................     8,300                  310
  Chase Manhattan..............................     9,400                  640
  Cigna........................................     5,900                  456
  CitiGroup....................................    18,000                  891
  Commonwealth Bancorp*........................     6,100                   95
  Damen Financial..............................     4,200                   69
  Equity Residential Properties Trust..........     8,510                  344
  Federal National Mortgage
   Association.................................     4,400                  326
  First Industrial Realty Trust................     1,300                   35
  Fleet Financial Group........................     8,900                  398
  Fremont General..............................    13,200                  327
  Golden State Bancorp*........................    16,800                  279
  Goldens State Bancorp WTS* (A)...............    15,736                   72
  GreenPoint Financial.........................     6,900                  242
  Hartford Financial Services Group............     7,100                  390
  HUBCO........................................     3,000                   90
  Imperial Credit Commercial...................     5,100                   48
  Independence Community Bank..................     5,400                   86
  KeyCorp......................................     5,300                  170
  Liberty Financial............................     1,900                   51
  Merrill Lynch................................     4,500                  300
  PBOC Holdings*...............................    12,600                  129
  Peoples Bancorp*.............................    13,800                  150
  Peoples Bancshares...........................     3,700                   76
  Peoples Bank Bridgeport......................       930                   26
  Peoples Heritage Financial Group.............     4,600                   92
  Prosperity Bancshares*.......................     2,100                   26
  Reliance Bancorp.............................     3,900                  108
  Southbanc Shares.............................     4,800                   89
  Starwood Hotels & Resorts....................    11,900                  270
  Staten Island Bancorp........................     6,300                  126
  SunAmerica...................................     4,200                  341
  UCBH Holdings (C)............................    36,735                  487
  US Bancorp (PA)..............................     2,940                   58
  UST..........................................     3,520                   83
  Webster Financial............................     1,900                   52
  WSFS Finanacial..............................     8,300                  140
                                                                   -----------
                                                                         9,690
                                                                   -----------

Health Care - 6.1%
  Abbott Labs..................................     9,100                  446
  American Home Products.......................     9,200                  518
  Amgen*.......................................     2,200                  230
  Bristol-Myers Squibb.........................     4,800                  642
  Eli Lilly....................................     4,600                  409
  Healthsouth*.................................     7,500                  116
  Johnson & Johnson............................     7,300                  612
  Medtronic....................................     3,800                  282
  Oec Medical Systems*.........................     6,400                  201
  Pfizer.......................................     6,000                  753
  Quorum Health Group*.........................     5,400                   70
  Schering-Plough..............................     8,800                  486
  Sun Healthcare Group*........................    10,200                   67
                                                                   -----------
                                                                         4,832
                                                                   -----------

Technology - 9.8%
  Automatic Data Processing....................     4,600                  369
  Cisco Systems*...............................     7,500                  696
  Comdisco.....................................    14,600                  246
  Eastman Kodak................................     5,000                  360
  EMC*.........................................     2,100                  179
  Harris.......................................    10,500                  385
  Hewlett Packard..............................     8,900                  608
  Hyperion Solutions*..........................     2,070                   37
  Intel........................................     7,100                  842
  International Business Machines..............     4,000                  739
  Kronos*......................................     1,200                   53
  Lucent Technologies..........................     6,800                  748
  Microsoft*...................................    10,500                1,456
  National Data................................     3,600                  175
  Pioneer-Standard Electronics.................    11,700                  110
  Pitney Bowes.................................     1,100                   73
  Texas Instruments............................     5,100                  436
  Xerox........................................     2,500                  295
                                                                   -----------
                                                                         7,807
                                                                   -----------
Transportation - 1.2%
  CNF Transportation...........................     7,580                  285
  Covenant Transport, Class A*.................     6,500                  116
  UAL*.........................................     5,390                  322
  US Freightways...............................     6,800                  198
                                                                   -----------
                                                                           921
                                                                   -----------

Utilities - 1.8%
  Baltimore Gas & Electric.....................    11,800                  364
  E'Town.......................................     1,000                   47
  Columbia Energy Group........................     6,400                  370
  Public Service Company
   of New Mexco................................     5,800                  119
  Southern.....................................     7,300                  212
  Utilicorp United.............................     9,000                  330
                                                                   -----------
                                                                         1,442
                                                                   -----------

Total Domestic Common Stocks
 (Cost $37,797)................................                         46,170
                                                                   -----------

FOREIGN COMMON STOCKS - 12.4%
  Basic Materials - 1.0%
   Akzo Nobel, ADR.............................      5,200                 232
   Broken Hill Proprietary, ADR................     11,900                 171
   Ispat International
    (VY reg. shares)*..........................      2,500                  19
   Madeco, ADR.................................      8,800                  74
   Maderas y Sinteticos, ADR...................      7,500                  48
   Rhone Poulenc, ADR..........................      4,300                 216
        .......................................                    -----------
                                                                           760
                                                                   -----------
The accompanying notes are an integral part of the financial statements.

Schedule of Investments

                                                     Shares/Face       Market
Description                                          Amount (000)    Value (000)
--------------------------------------------------------------------------------
  Capital Goods - 0.8%
    ABB, ADR .......................................       18,000       $    198
    Empresas ICA, ADR* .............................        7,100             32
    Hitachi, ADR ...................................        4,500            272
    Kyocera, ADR ...................................        2,200            114
                                                                        --------
                                                                             616
                                                                        --------
  Communication Services - 1.1%
    Cable & Wireless, ADR ..........................        6,100            224
    Grupo Televisa, GDR* ...........................        5,300            131
    Telefonica de Espana, ADR ......................        2,652            359
    Telefonos de Mexico, ADR .......................        3,700            180
                                                                        --------
                                                                             894
                                                                        --------
  Consumer Cyclicals - 1.3%
    DaimlerChrysler AG* ............................        2,814            270
    Matsushita Electric Industrial, ADR ............        1,900            332
    Newscorp, ADR ..................................        9,600            254
    Sony, ADR ......................................        2,800            201
                                                                        --------
                                                                           1,057
                                                                        --------
  Consumer Staples - 2.0%
    Bass, ADR ......................................       13,191            190
    Buenos Aires Embotellado, ADR* (B) .............        4,500             --
    Buenos Aires Embotellado, RTS* (B) .............      220,500             --
    Cadbury Schweppes, ADR .........................        4,800            332
    Koninklijke Ahold, ADR .........................        8,400            311
    Nestle, ADR ....................................        3,500            382
    Unilever, ADR ..................................        4,300            357
                                                                        --------
                                                                           1,572
                                                                        --------
  Energy - 1.9%
    Elf Aquitane, ADR* .............................        4,600            260
    Norsk Hydro ASA, ADR ...........................        3,700            127
    Repsol, ADR ....................................        5,000            273
    Royal Dutch Petroleum, ADR .....................        8,800            421
    Schlumberger ...................................        4,600            212
    YPF, ADR .......................................        8,400            235
                                                                        --------
                                                                           1,528
                                                                        --------
  Financial - 1.2%
    Aegon, ADR .....................................        4,000            489
    Dresdner Bank, ADR .............................        5,700            238
    National Australia Bank, ADR ...................        3,000            223
                                                                        --------
                                                                             950
                                                                        --------
  Health Care - 1.2%
    Novartis, ADR ..................................        4,159            410
    Novo-Nordisk, ADR ..............................        2,900            193
    Roche Holdings, ADR ............................        2,700            330
                                                                        --------
                                                                             933
                                                                        --------
  Technology - 1.4%
    Alcatel Alsthom CGE, ADR .......................        7,300            178
    Canon, ADR .....................................        9,500            204
    Ericsson Telecommunications, ADR ...............       11,200            268
    Fuji Photo Film, ADR ...........................        6,000            220
    Northern Telecom ...............................        4,500            226
                                                                        --------
                                                                           1,096
                                                                        --------
  Transportation - 0.4%
    Canadian Pacific ...............................        8,900            168
    KLM Royal Dutch Airlines .......................        5,700            171
                                                                        --------
                                                                             339
                                                                        --------
  Utilities - 0.1%
    Enersis, ADR ...................................        4,400            114
                                                                        --------
Total Foreign Common Stocks
  (Cost $6,474) ....................................                       9,859
                                                                        --------
U.S. TREASURY OBLIGATIONS - 5.8%
  U.S. Treasury Notes
    6.000%, 08/15/00 ...............................      $ 1,295          1,322
    6.125%, 08/15/07 ...............................          400            438
  U.S. Treasury Bonds
    7.250%, 05/15/16 ...............................        1,585          1,920
    6.000%, 02/15/26 ...............................          600            656
  U.S. Treasury Strips
    2.537%, 05/15/08 ...............................          450            285
                                                                        --------
Total U.S. Treasury Obligations
  (Cost $4,618) ....................................                       4,621
                                                                        --------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 4.0%
  Federal Home Loan Mortgage Corporation
    5.750%, 07/15/03 ...............................      $   710            730
    7.000%, 04/15/12 ...............................          540            562
  Federal National Mortgage Association
    5.750%, 04/01/03 ...............................        1,150          1,183
    6.120%, 03/23/28, MTN ..........................          655            688
                                                                        --------
Total U.S. Government Agency Obligations
  (Cost $3,077) ....................................                       3,163
                                                                        --------
U.S. GOVERNMENT
  MORTGAGE-BACKED SECURITIES - 4.9%
    Federal Home Loan Mortgage Corporation
      6.500%, 05/01/13, Pool # E00548 ..............      $   467            474
      6.750%, 04/15/20, CMO Series 1443, Class F ...          195            196
      6.250%, 05/15/20, CMO Series 2020, Class B ...          400            399
      6.500%, 02/15/28, CMO Series 2030, Class PC ..          475            473
      7.000%, 02/15/28, CMO Series 2031, Class PG ..          400            412


   The accompanying notes are an integral part of the financial statements.

                                                               DECEMBER 31, 1998

Schedule of Investments

                                                       Face            Market
Description                                        Amount (000)      Value (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT
  MORTGAGE-BACKED SECURITIES (continued)
   Federal National Mortgage Association
    6.000%, 04/01/13, Pool # 425550
     Series 1992-197, Class A..................    $        564      $       565
    7.000%, 02/25/20, REMIC
     Series 1993-2, Class PG...................             300              302
    6.500%, 10/21/21, REMIC
     Series 1993-87, Class H...................             590              597
    7.000%, 01/18/24, REMIC
     Series 1997-63, Class D...................             472              483
                                                                     -----------

Total U.S. Government
  Mortgage-Backed Securities
   (Cost $3,891)...............................                            3,901
                                                                     -----------

NON-U.S. GOVERNMENT
  MORTGAGE-BACKED SECURITIES - 1.2%
   Residential Accredit Loans, CMO
    6.750%, 07/01/28...........................             600              602
   Residential Funding Mortgage Securities
    Series 1994-S1, Class A-7, CMO
    6.573%, 01/25/24...........................             323              323
                                                                     -----------

Total Non-U.S. Government
  Mortgage-Backed Securities
   (Cost $923).................................                              925
                                                                     -----------

ASSET-BACKED SECURITIES - 2.3%
  Advanta Equipment Receivables
   Series 1998-1, Class A2
   5.820%, 12/15/06............................             300              302
  Advanta Equipment Receivables
   Series 1998-1, Class B
   6.100%, 12/15/06............................             438              443
  Asset Securitization
   Series 1995-MD4, Class A1
   7.100%, 08/13/29............................             400              419
  Case Equipment Loan Trust
   Series 1998-B, Class A3
   5.810%, 05/15/03............................             300              302
  CIT Recreational Vehicle Owner Trust
   Series 1996-2, Class A
   5.400%, 12/15/11............................             136              136
  The Money Store Home Equity Trust
   Series 1993-C, Class A-3
   5.750%, 10/15/22............................             227              228
                                                                     -----------

Total Asset-Backed Securities
  (Cost $1,817)................................                            1,830
                                                                     -----------

CORPORATE NOTES AND BONDS - 8.3%
  Financial - 3.0%
   Associates of North America
    6.450%, 10/15/01...........................             500              512
   Ford Motor Credit
    5.125%, 10/15/01...........................             600              596
   Goldman Sachs Mortgage
    Securities Corp. II
    Series 1998-GLII, Class A2
    6.562%, 04/13/31...........................             715              741
   Paine Webber Group
    6.550%, 04/15/08...........................             215              215
   Sears Roebuck Acceptance
    7.000%, 06/15/07...........................             300              323
                                                                     -----------
                                                                           2,387
                                                                     -----------

  Industrial - 2.7%
   Belo (A.H.), Debenture
    7.250%, 09/15/27...........................             620              639
   Chesapeake
    7.200%, 03/15/05...........................             700              753
   Owens Corning
    7.500%, 05/01/05...........................             420              433
   Protection One Alarm
    7.375%, 08/15/05 (C).......................             325              336
                                                                     -----------
                                                                           2,161
                                                                     -----------

  Utilities - 0.8%
   Long Island Lighting
    8.200%, 03/15/23...........................             190              209
   National Rural Utilities
    5.300%, 09/25/03...........................             440              441
                                                                     -----------
                                                                             650
                                                                     -----------

  Technology - 0.9%
   Seagate Technology, Senior Note
    7.125%, 03/01/04...........................             700              722
                                                                     -----------

  Telecommunications - 0.9%
   MCI WorldCom
    6.250%, 08/15/03...........................             685              704
                                                                     -----------

Total Corporate Notes and Bonds
  (Cost $6,495)................................                            6,624
                                                                     -----------

   The accompanying notes are an integral part of the financial statements.

Schedule of Investments



                                                       Face            Market
Description                                        Amount (000)      Value (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 3.3%
  J.P. Morgan
    4.950%, dated 12/31/98, matures
    01/04/99, repurchase price
    $2,630,089 (collateralized by
    U.S. Government Agency
    Instruments, total market
    value: $2,681,217)..........................   $      2,629      $    2,629
                                                                     -----------

Total Repurchase Agreement
  (Cost $2,629).................................                          2,629
                                                                     -----------


Total Investments - 100.3%
  (Cost $67,721)................................                         79,722
                                                                     -----------


Net Other Assets and Liabilities - (0.3)%                                  (272)
                                                                     -----------


Total Net Assets - 100.0%.......................                     $   79,450
                                                                     ===========

________________________________________________
*       Non-income producing security
(A) Issuer Golden State Bancorp Litigation Warrants. Expiration date set upon settlement of litigation.
(B)     Less than $500 at market value.
(C) Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securi-ties may be resold, in transactions exempt from registration, to qualified institutional buyers. At December 31, 1998, these securities amounted to $822,302, or 1.0% of net assets.
ADR     American Despositary Receipt
CMO     Collaterized Mortgage Obligation
GDR     Global Depositary Receipt
MTN     Medium Term Note
(PA)    Pennsylvania
REMIC   Real Estate Mortgage Investment Conduit
RTS     Rights
WTS     Warrants

   The accompanying notes are an integral part of the financial statements.

                                                               December 31, 1998

Schedule of Investments

Value Fund

                           [PIE CHART APPEARS HERE]

                                                           % of Total Net Assets
Utilities                                                                   5.7%
Transportation                                                              2.8%
Technology                                                                  9.4%
Health Care                                                                 2.6%
Financial                                                                  32.5%
Basic Materials                                                             4.3%
Capital Goods                                                               5.1%
Communications Services                                                     8.3%
Consumer Cyclicals                                                         11.4%
Consumer Staples                                                            6.5%
Energy                                                                      9.1%
Repurchase Agreement & Net Other Assets & Liabilities                       2.3%

                                                                       Market
Description                                        Shares            Value (000)
--------------------------------------------------------------------------------
COMMON STOCKS - 97.7%
  Basic Materials - 4.3%
    Dow Chemical................................   30,400            $    2,765
    Mead........................................   81,000                 2,374
    Phelps Dodge................................   44,300                 2,254
                                                                     ----------
                                                                          7,393
                                                                     ----------

  Capital Goods - 5.1%
    Caterpillar.................................   68,000                 3,128
    Minnesota Mining & Manufacturing............   41,300                 2,938
    Modern Controls.............................   67,050                   386
    Timken......................................  124,100                 2,342
                                                                     ----------
                                                                          8,794
                                                                     ----------

  Communication Services - 8.3%
    AT&T........................................   84,100                 6,329
    GTE.........................................   70,100                 4,556
    US West.....................................   54,400                 3,516
                                                                     ----------
                                                                         14,401
                                                                     ----------

  Consumer Cyclicals - 11.4%
    American Greetings, Class A.................   62,600                 2,570
    Dayton-Hudson...............................   61,000                 3,309
    Ford Motor..................................   89,800                 5,270
    McGraw-Hill.................................   27,200                 2,771
    USG*........................................   46,700                 2,379
    V.F.........................................   70,300                 3,295
                                                                     ----------
                                                                         19,594
                                                                     ----------

  Consumer Staples - 6.5%
    ConAgra.....................................   67,900                 2,139
    Deluxe......................................   62,200                 2,274
    Supervalu...................................   84,500                 2,366
    Walt Disney.................................  147,100                 4,413
                                                                     ----------
                                                                         11,192
                                                                     ----------

  Energy - 9.1%
    Exxon.......................................   86,400                 6,318
    Halliburton.................................   17,900                   530
    Mobil.......................................   60,300                 5,254
    Phillips Petroleum..........................   57,800                 2,464
    Texaco......................................   21,700                 1,147
                                                                     ----------
                                                                         15,713
                                                                     ----------

  Financial - 32.5%
    Allstate....................................   50,800                 1,962
    Astoria Financial...........................   47,300                 2,164
    BankAmerica.................................  103,400                 6,217
    Bear Stearns................................   58,400                 2,183
    Chase Manhattan.............................   79,800                 5,431
    Cigna.......................................   44,500                 3,440
    CitiGroup...................................  149,700                 7,410
    Equity Residential Properties Trust (A).....   67,700                 2,738
    Fleet Financial Group.......................   72,500                 3,240
    Fremont General.............................  102,400                 2,534
    Golden State Bancorp*.......................   99,300                 1,651
    Golden State Bancorp, WTS*(B)...............   82,100                   374
    GreenPoint Financial........................   56,100                 1,971
    Hartford Financial Services Group...........   59,300                 3,254
    KeyCorp.....................................   51,000                 1,632
    Merrill Lynch...............................   41,600                 2,777
    Starwood Hotels & Resorts (A)...............  101,900                 2,312
    UCBH Holdings (C)...........................  359,930                 4,769
                                                                     ----------
                                                                         56,059
                                                                     ----------

  Health Care - 2.6%
    American Home Products......................   80,500                 4,533
                                                                     ----------

  Technology - 9.4%
    Comdisco....................................  135,200                 2,282
    Eastman Kodak...............................   40,900                 2,945
    Harris......................................   61,900                 2,267
    Hewlett Packard.............................   74,000                 5,055
    Texas Instruments...........................   42,500                 3,636
                                                                     ----------
                                                                         16,185
                                                                     ----------

   The accompanying notes are an integral part of the financial statements.

Schedule of Investments

                                                                       Market
Description                                        Shares            Value (000)
--------------------------------------------------------------------------------
  Transportation - 2.8%
    CNF Transportation..........................   63,600            $    2,389
    UAL*........................................   40,700                 2,429
                                                                     ----------
                                                                          4,818
                                                                     ----------

  Utilities - 5.7%
    Baltimore Gas & Electric....................   80,900                 2,498
    Columbia Energy Group.......................   47,100                 2,720
    Southern....................................   70,050                 2,036
    UtiliCorp United............................   72,500                 2,660
                                                                     ----------
                                                                          9,914
                                                                     ----------

Total Common Stocks
  (Cost $158,643)...............................                        168,596
                                                                     ----------

                                                       Face            Market
Description                                        Amount (000)      Value (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 5.4%
    J.P. Morgan
      4.950%, dated 12/31/98, matures
      01/04/98, repurchase price
      $9,371,465 (collateralized by
      U.S. Government Agency
      Instruments, total market
      value: $9,533,641)........................   $      9,366      $    9,366
                                                                     ----------

Total Repurchase Agreement
  (Cost $9,366).................................                          9,366
                                                                     ----------

Total Investments - 103.1%
  (Cost $168,009)...............................                        177,962
                                                                     ----------

Net Other Assets and Liabilities - (3.1)%                                (5,393)
                                                                     ----------

Total Net Assets - 100.0%.......................                     $  172,569
                                                                     ==========

________________________________________________
*      Non-income producing security
(A)    Real Estate Investment Trust
(B) Issuer Golden State Bancorp Litigation Warrants. Expiration date set upon settlement of litigation.
(C) Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold, in transactions exempt from registration, to qualified institutional buyers. At December 31, 1998, these securities amounted to $4,769,073, or 2.8% of net assets.
WTS    Warrants

   The accompanying notes are an integral part of the financial statements.

                                                               DECEMBER 31, 1998

Schedule of Investments

Growth Fund

[Pie Chart Appears here]

Utilities
0.6%

Transportation
1.7%

Technology
19.9%

Health Care
15.8%

Financial
15.6%

Repurchase Agreement
& Net Other Assets & Liabilities
2.1%


Capital Goods
5.5%

Communications Services
6.1%

Consumer
Cyclicals
17.4%

Consumer
Staples
14.3%

Energy
1.0%


% of Total Net Assets


                                                              Market
Description                                      Shares   Value (000)
=====================================================================
COMMON STOCKS - 97.9%
   Capital Goods - 5.5%
     General Electric..........................  51,700       $ 5,277
     Tyco International........................  37,700         2,844
     Waste Management..........................  45,300         2,112
                                                              -------
                                                               10,233
                                                              -------

  Communication Services - 6.1%
     Ameritech.................................  58,000         3,676
     BellSouth.................................  69,400         3,461
     Century Telephone Enterprises.............  37,550         2,535
     MCI WorldCom*.............................  25,500         1,830
                                                              -------
                                                               11,502
                                                              -------

  Consumer Cyclicals - 17.4%
     Carnival.................................. 106,400         5,107
     Cendant*.................................. 127,200         2,425
     Dollar General............................  61,250         1,447
     Federated Department Stores*..............  40,000         1,743
     Fred Meyer*...............................  31,400         1,892
     Harley Davidson...........................  50,300         2,383
     Home Depot................................  64,800         3,965
     Interpublic Group.........................  28,600         2,281
     Jones Apparel Group*......................  39,500           871
     Lowe's Companies..........................  45,300         2,319
     Robert Half International*................  37,600         1,680
     Service Corp. International...............  57,200         2,177
     Snyder Communications*....................  47,500         1,603
     Staples*..................................  65,100         2,844
                                                              -------
                                                               32,737
                                                              -------



                                                              Market
Description                                      Shares   Value (000)
=====================================================================
  Consumer Staples - 14.3%
     Avon Products.............................  52,600       $ 2,328
     Cardinal Health...........................  37,800         2,868
     Clear Channel
      Communications*..........................  35,400         1,929
     Coca-Cola.................................  30,700         2,053
     Colgate-Palmolive.........................  26,000         2,415
     Gillette..................................  13,800           667
     Newell....................................  32,700         1,349
     Procter & Gamble..........................  18,100         1,653
     Safeway*..................................  76,800         4,680
     Starbucks*................................  30,200         1,695
     Time Warner...............................  35,000         2,172
     Wal-Mart Stores...........................  38,600         3,143
                                                              -------
                                                               26,952
                                                              -------

  Energy - 1.0%
     Mobil.....................................  20,700         1,803
                                                              -------

  Financial - 15.6%
     American International Group..............  13,200         1,275
     Banc One..................................  62,530         3,193
     Bank of New York..........................  48,800         1,964
     BankAmerica...............................  38,100         2,291
     CitiGroup.................................  51,100         2,529
     Fannie Mae................................  24,000         1,776
     First Union...............................  53,600         3,260
     GreenPoint Financial......................  52,400         1,841
     Heller Financial.......................... 105,000         3,084
     Morgan Stanley Dean Witter................  16,300         1,157
     SunAmerica................................  39,200         3,180
     Washington Mutual.........................  36,000         1,375
     Wells Fargo...............................  62,000         2,476
                                                              -------
                                                               29,401
                                                              -------

  Health Care - 15.8%
     Abbott Laboratories.......................  61,600         3,018
     Bristol-Myers Squibb......................  24,300         3,252
     First Health Group*.......................  26,600           441
     Guidant...................................  18,800         2,073
     Health Management Associates*.............  89,450         1,934
     HEALTHSOUTH*.............................. 141,400         2,183
     IMS Health................................  26,000         1,962
     Johnson & Johnson.........................  21,000         1,761
     Medtronic.................................  30,600         2,272
     Pfizer....................................  37,600         4,716
     Schering-Plough...........................  71,700         3,961
     Watson Pharmaceuticals*...................  34,700         2,182
                                                              -------
                                                               29,755
                                                              -------

  Technology - 19.9%
     Ascend Communications*....................  31,300         2,058
     Cadence Design Systems*...................  74,200         2,207
     Cisco Systems*............................  52,625         4,884



The accompanying notes are an integral part of the financial statements.

Schedule of Investments


                                                           Market
Description                                    Shares    Value (000)
====================================================================
  Technology (continued)
     EMC*..................................    35,900    $     3,052
     Galileo International.................    46,700          2,032
     HBO...................................    85,900          2,464
     Intel.................................    14,800          1,755
     International Business Machines.......     5,700          1,053
     Microsoft*............................    36,100          5,007
     Network Associates*...................    39,600          2,624
     Sterling Commerce*....................    43,600          1,962
     Sun Microsystems*.....................    19,200          1,644
     Tellabs*..............................    17,800          1,220
     Texas Instruments.....................    14,300          1,224
     Xerox.................................    35,900          4,236
                                                         -----------
                                                              37,422
                                                         -----------

  Transportation - 1.7%
     ComAir Holdings.......................    40,200          1,357
     Southwest Airlines....................    82,950          1,861
                                                         -----------
                                                               3,218
                                                         -----------

  Utilities - 0.6%
     AES*..................................    24,600          1,165
                                                         -----------

Total Common Stocks
     (Cost $127,853).......................                  184,188
                                                         -----------



                                               Face        Market
Description                                 Value (000)  Value (000)
====================================================================
REPURCHASE AGREEMENT - 4.2%
  J.P. Morgan
     4.950%, dated 12/31/98, matures
     01/04/99, repurchase price
     $7,821,752 (collateralized by
     U.S. Government Agency
     Instruments, total market
     value: $7,973,802)....................  $  7,817    $     7,817
                                                         -----------

Total Repurchase Agreement
  (Cost $7,817)............................                    7,817
                                                         -----------

Total Investments - 102.1%
  (Cost $135,670)..........................                  192,005
                                                         -----------

Net Other Assets and Liabilities - (2.1)%..                   (3,871)
                                                         -----------

Total Net Assets - 100.0%..................              $   188,134
                                                         ===========

________________________________________________________
*  Non-income producing security


The accompanying notes are an integral part of the financial statements.

                                                               December 31, 1998

Schedule of Investments

International Equity Fund

                           [PIE CHART APPEARS HERE]

                                                           % of Total Net Assets
Capital Goods                                                               4.5%
Commercial Services                                                         2.3%
Technology                                                                  6.2%
Health Care                                                                13.9%
Retail                                                                      4.8%
Consumer Cyclicals                                                          9.7%
Net Other Assets and Liabilities                                            1.4%
Financial                                                                  22.5%
Consumer Staples                                                            6.0%
Basic Materials                                                             4.8%
Ultilities                                                                 15.1%
Energy                                                                      8.8%

                                                                      Market
Description                                          Shares         Value (000)
-------------------------------------------------------------------------------
FOREIGN COMMON STOCKS - 98.6%
  Australia - 3.5%
     ANZ Banking Group............................   187,376         $  1,226
     Brambles Industries..........................   100,000            2,436
     National Mutual Holdings.....................   760,222            1,370
                                                                     --------
                                                                        5,032
                                                                     --------
  Finland - 2.0%
     Nokia Oyj, Class A...........................    24,000            2,918
                                                                     --------
  France - 14.0%
     Alstom*......................................    47,100            1,104
     Axa..........................................    15,000            2,173
     Elf Aquitaine................................    17,008            1,965
     Groupe Danone................................     7,500            2,146
     L'Oreal......................................     4,800            3,469
     Sanofi.......................................    18,078            2,975
     SGS-Thompson Microelectronics*...............    30,000            2,361
     Total SA, Series B...........................    10,000            1,012
     Vivendi......................................    11,506            2,984
                                                                     --------
                                                                       20,189
                                                                     --------
  Germany - 9.3%
     Allianz......................................     7,200            2,640
     Bayer........................................    40,000            1,670
     Bayerische Hypo-Und Vereinsbank..............    20,000            1,566
     Deutsche Bank................................    25,000            1,471
     Mannesmann...................................    22,000            2,522
     SAP..........................................     3,500            1,512
     Volkswagen...................................    25,000            1,995
                                                                     --------
                                                                       13,376
                                                                     --------
  Hong Kong - 1.6%
     HSBC Holdings................................    62,368            1,554
     Hutchison Whampoa............................   110,000              777
                                                                     --------
                                                                        2,331
                                                                     --------
  Ireland - 2.4%
     Allied Irish Banks...........................   101,180            1,803
     CRH..........................................   100,826            1,710
                                                                     --------
                                                                        3,513
                                                                     --------
  Italy - 3.7%
     Assicurazioni Generali.......................    43,500            1,815
     Telecom Italia...............................   230,000            1,961
     Telecom Italia Moblie........................   200,000            1,476
                                                                     --------
                                                                        5,252
                                                                     --------
  Japan - 11.0%
     Canon........................................    90,000            1,923
     Ito-Yokado...................................    30,000            2,097
     Nippon Telegraph & Telephone.................       222            1,713
     Rohm.........................................    17,000            1,548
     Orix.........................................    20,000            1,494
     Sony.........................................    35,000            2,549
     Takeda Chemical Industries...................    60,000            2,310
     Toshiba......................................   360,000            2,144
                                                                     --------
                                                                       15,778
                                                                     --------
  Malaysia - 0.5%
     Genting......................................    60,000              110
     Malayan Banking..............................   110,000              188
     Sime Darby Malaysia..........................   180,000              174
     Telekom Malaysia.............................    90,000              200
                                                                     --------
                                                                          672
                                                                     --------
  Netherlands - 10.4%
     Aegon........................................    21,440            2,632
     Akzo Nobel...................................    16,000              728
     ASM Lithography Holding*.....................    55,000            1,680
     Getronics....................................    35,000            1,733
     Ing Groep....................................    40,000            2,438
     Koninklijke Ahold............................    70,247            2,595
     Phillips Electronics.........................    16,000            1,073
     Wolters Kluwer...............................    10,000            2,139
                                                                     --------
                                                                       15,018
                                                                     --------
  New Zealand - 1.1%
     Telecom Corporation
      of New Zealand..............................   735,802            1,607
                                                                     --------
  Portugal - 2.8%
     Jeronimo Martins & Filho.....................    38,997            2,134
     Portugal Telecom, Registered.................    40,000            1,835
                                                                     --------
                                                                        3,969
                                                                     --------
  Spain - 4.5%
     Banco Bilbao Vizcaya.........................   135,000            2,114
     Endesa.......................................    75,000            1,984
     Telefonica de Espana.........................    51,000            2,264
     Telefonica de Espana, RTS*
     (expires 2/15/99)............................    51,000               45
                                                                     --------
                                                                        6,407
                                                                     --------

   The accompanying notes are an integral part of the financial statements.

Schedule of Investments

                                                                    Market
Description                                         Shares        Value (000)
-----------------------------------------------------------------------------
  Sweden - 3.5%
     ABB, Class B...............................    140,000        $   1,482
     Ericsson LM, Class B.......................     80,000            1,900
     WM - Data, Class B.........................     40,000            1,704
                                                                   ---------
                                                                       5,086
                                                                   ---------
  Switzerland - 7.7%
     Adecco.....................................      3,500            1,601
     Nestle, Registered.........................      1,200            2,612
     Novartis, Registered.......................      1,103            2,168
     Roche Holdings, Class GS...................        200            2,440
     Zuerich Versicherungs-
      Gesellschaft (F)*.........................      3,000            2,250
                                                                   ---------
                                                                      11,071
                                                                   ---------
  United Kingdom - 20.6%
     BAA........................................    114,880            1,340
     BOC Group..................................     44,734              639
     British Petroleum..........................    132,935            1,984
     Cable & Wireless...........................    176,209            2,165
     Glaxo Wellcome.............................     75,653            2,601
     Lloyds TSB Group...........................    201,963            2,871
     Prudential.................................    175,643            2,650
     Rentokil Initial...........................    250,000            1,883
     Shell Transport & Trading..................    300,000            1,842
     Smithkline Beecham.........................    193,898            2,708
     Standard Chartered.........................    226,872            2,627
     Unilever...................................    240,000            2,690
     Vodafone...................................    100,000            1,623
     Zeneca.....................................     45,000            1,958
                                                                   ---------
                                                                      29,581
                                                                   ---------
Total Foreign Common Stocks
  (Cost $97,539)................................                     141,800
                                                                   ---------
Total Investments - 98.6%
  (Cost $97,539)................................                     141,800
                                                                   ---------
Net Other Assets and Liabilities - 1.4%.........                       2,077
                                                                   ---------
Total Net Assets - 100.0%.......................                   $ 143,877
                                                                   =========

________________________________________________
*    Non-income producing security
(F)  Foreign Registry Shares
RTS  Rights

   The accompanying notes are an integral part of the financial statements.

                                                               December 31, 1998

Schedule of Investments

SMALL CAP GROWTH FUND

                           [PIE CHART APPEARS HERE]

                                    % of Total Net Assets
Basic Materials                              3.8%
Capital Goods                               10.8%
Communications Services                      1.0%
Consumer Cyclicals                          24.6%
Consumer Staples                             9.8%
Energy                                       1.2%
Financial                                    7.6%
Health Care                                 13.4%
Technology                                  23.7%
Transportation                               3.0%
Repurchase Agreement and
 Net Other Assets and Liabilities            1.1%

                                                 Market
Description                          Shares    Value (000)
==========================================================
COMMON STOCKS - 98.9%
 Basic Materials - 3.8%
  Cambrex........................... 23,000      $   552
  Citation*......................... 26,000          328
  Spartech.......................... 29,550          650
  Texas Industries..................  9,500          256
                                                 -------
                                                   1,786
                                                 -------

 Capital Goods - 10.8%
  Applied Power..................... 17,400          657
  Chart Industries.................. 32,250          246
  Lancaster Colony.................. 13,300          427
  NCI Building Systems*............. 27,700          779
  Technitrol........................ 18,600          593
  Teleflex.......................... 15,900          725
  Tetra Tech*....................... 36,725          994
  Zebra Technologies, Class A*...... 22,200          638
                                                 -------
                                                   5,059
                                                 -------

 Communication Services - 1.0%
  Transaction Network Service*...... 24,050          483
                                                 -------

 Consumer Cyclicals - 24.6%
  Acxiom*........................... 33,700        1,045
  American Management Systems*...... 19,400          776
  Catalina Marketing*............... 14,000          957
  CCC Information Services Group*...  2,450           42
  Daisytek International*........... 21,250          404
  DeVry*............................ 18,200          557
  Eagle Hardware & Garden*.......... 12,500          406
  Gentex*........................... 53,500        1,070
  Ha-Lo Industries*................. 23,300          877
  Nautica Enterprises*.............. 30,600          459
  NFO Worldwide*.................... 20,950          241
  Profit Recovery Group
  International*.................... 26,150          979
  QRS*.............................. 15,500          744
  Rental Service*................... 26,000          408
  Superior Services*................ 23,150          464
  Tarrant Apparel Group*............ 26,400        1,049
  Tiffany & Company.................  8,850          459
  United Stationers*................ 21,200          551
                                                 -------
                                                  11,488
                                                 -------

 Consumer Staples - 9.8%
  Casey's General Stores............ 30,500          398
  Consolidated Graphics*............ 10,300          696
  G & K Services, Class A...........  8,200          437
  Helen of Troy*.................... 46,400          682
  MSC Industrial Direct, Class A*... 18,800          425
  Patterson Dental*................. 22,600          983
  Suiza Foods*......................  9,350          476
  Whole Foods Market*...............  9,750          472
                                                 -------
                                                   4,569
                                                 -------

 Energy - 1.2%
  Atwood Oceanics*.................. 16,900          287
  Tuboscope Vetco International*.... 33,800          275
                                                 -------
                                                     562
                                                 -------

 Financial - 7.6%
  Century Business Services*........ 32,400          466
  CMAC Investment...................  6,300          289
  Cousins Properties................ 11,800          381
  HCC Insurance Holdings............ 24,400          430
  Investors Financial Services......  6,900          411
  Lasalle Partners*................. 17,400          512
  Sterling Bancshares (Texas)....... 50,800          756
  Triad Guaranty*................... 13,000          287
                                                 -------
                                                   3,532
                                                 -------

 Health Care - 13.4%
  ABR Information Services*......... 34,800          683
  American Oncology Resources*...... 39,500          575
  Express Scripts, Class A*......... 18,750        1,259
  IDEXX Laboratories*............... 20,050          539
  KV Pharmaceutical, Class A*....... 11,550          239
  PSS World Medical*................ 51,750        1,190
  Serologicals*..................... 25,950          779
  Universal Health Services,
  Class B*..........................  8,500          441
  Veterinary Centers of America*.... 27,800          554
                                                 -------
                                                   6,259
                                                 -------

 Technology - 23.7%
  Aspen Technology*................. 21,200          307
  Avant*............................ 23,150          368
  Axent Technologies*............... 24,200          740
  Billing Concepts*................. 33,400          367

   The accompanying notes are an integral part of the financial statements.

Schedule of Investments

                                                                       Market
Description                                               Shares     Value (000)
--------------------------------------------------------------------------------
  Technology (continued)
     BISYS Group*......................................   14,000      $   723
     Cable Design Technologies*........................   21,500          398
     Ciber*............................................   21,300          595
     Documentum*.......................................    7,350          393
     HNC Software*.....................................   16,900          683
     Hyperion Solutions*...............................   11,300          203
     Micros Systems*...................................   21,500          707
     National Computer Systems.........................   12,650          468
     National Data.....................................   19,000          925
     Nova (Georgia)*...................................   13,000          451
     PMC-Sierra*.......................................   16,400        1,035
     QuadraMed*........................................   15,550          319
     Semtech*..........................................   15,650          561
     Systems & Computer Technology*....................   14,500          199
     Telxon............................................   18,800          261
     Visio*............................................   27,000          987
     Wind River Systems*...............................    8,800          414
                                                                      -------
                                                                       11,104
                                                                      -------

  Transportation - 3.0%
     Coach USA*........................................   11,650          404
     Expeditors International of Washington............   24,300        1,021
                                                                      -------
                                                                        1,425
                                                                      -------

Total Common Stocks
  (Cost $42,488).......................................                46,267
                                                                      -------

                                                       Face           Market
Description                                        Amount (000)     Value (000)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 1.3%
     J.P. Morgan
     4.950%, dated 12/31/98, matures
     01/04/99, repurchase price
     $582,084 (collateralized by
     U.S. Government Agency
     Instruments, total market
     value: $593,400)............................    $   582         $   582
                                                                     -------

Total Repurchase Agreement
  (Cost $582)....................................                        582
                                                                     -------

Total Investments - 100.2%
  (Cost $43,070).................................                     46,849
                                                                     -------

Net Other Assets and Liabilities - (0.2)%........                        (76)
                                                                     -------

Total Net Assets - 100.0%........................                    $46,773
                                                                     =======

____________________________________________________________________
*  Non-income producing security

   The accompanying notes are an integral part of the financial statements.

                                                               DECEMBER 31, 1998

Schedule of Investments

Real Estate Fund

                           [PIE CHART APPEARS HERE]


                                                           % of Total Net Assets
Net Other Assets and Liabilities                                            0.3%
Repurchase Agreement                                                        5.7%
Storage                                                                     2.0%
Retail                                                                     23.6%
Residential                                                                18.5%
Diversified                                                                 4.0%
Healthcare Properties                                                       0.4%
Hotels                                                                      3.3%
Industrial                                                                 13.1%
Land                                                                        2.1%
Office Properties                                                          27.0%

                                                                        Market
Description                                      Shares              Value (000)
--------------------------------------------------------------------------------
COMMON STOCKS - 94.0%
  Diversified - 4.0%
     Colonial Properties Trust.................   7,500                $     200
     Pacific Gulf Properties...................   3,600                       72
     Reckson Service Industries................   1,440                        6
     Vornado Operating*........................     430                        3
                                                                       ---------
                                                                             281
                                                                       ---------
  Healthcare Properties - 0.4%
     Nationwide Health Properties..............   1,200                       26
                                                                       ---------
  Hotels - 3.3%
     Starwood Hotels & Resorts.................  10,100                      229
                                                                       ---------
  Industrial - 13.1%
     Centerpoint Properties....................   8,100                      274
     Duke Realty Investments...................  12,700                      295
     Liberty Property Trust....................   4,000                       99
     Prologis Trust............................   7,500                      156
     Weeks.....................................   3,500                       99
                                                                       ---------
                                                                             923
                                                                       ---------
  Land - 2.1%
     Catellus Development*.....................  10,600                      152
                                                                       ---------
  Office Properties - 27.0%
     Alexandria Real Estate....................   4,500                      139
     Arden Realty..............................   4,900                      114
     Boston Properties.........................   8,000                      244
     Crescent Real Estate Equities.............   3,800                       87
     Equity Office Properties Trust............  14,200                      341
     Highwoods Properties......................   5,200                      134
     Parkway Properties........................   5,600                      175
     Reckson Associates Realty.................   8,500                      189
     Spieker Properties........................   6,300                      218
     Trizec Hahn...............................  12,800                      262
                                                                       ---------
                                                                           1,903
                                                                       ---------
  Residential - 18.5%
     Archstone Communities Trust...............   8,500                      172
     Avalon Bay Communities....................   8,064                      276
     BRE Properties, Class A...................   7,600                      188
     Equity Residential Properties Trust.......   8,700                      352
     Manufactured Home Communities.............   6,900                      173
     Post Properties...........................   3,700                      142
                                                                       ---------
                                                                           1,303
                                                                       ---------
  Retail - 23.6%
     CBL & Associates Properties...............   2,800                       72
     Chelsea GCA Realty........................   1,200                       43
     Developers Diversified Realty.............   9,500                      169
     Federal Realty Investment Trust...........   4,100                       97
     Kimco Realty..............................   5,600                      222
     Mills Corporation.........................   7,000                      139
     Pan Pacific Retail Properties.............   5,000                      100
     Rouse.....................................   5,700                      157
     Simon DeBartolo Group.....................   8,700                      248
     Tanger Factory Outlet Centers.............   1,200                       25
     Vornado Realty Trust......................   8,600                      290
     Weingarten Realty Investors...............   2,300                      102
                                                                       ---------
                                                                           1,664
                                                                       ---------
  Storage - 2.0%
     Shurgard Storage Centers..................   5,400                      139
                                                                       ---------

                                                  Face                  Market
Description                                   Amount (000)           Value (000)
--------------------------------------------------------------------------------
Total Common Stocks
  (Cost $7,185)................................                            6,620
                                                                       ---------
REPURCHASE AGREEMENT - 5.7%
     Morgan Stanley
     4.850%, dated 12/31/98, matures
     01/05/99, repurchase price
     $401,239 (collateralized by
     U.S. Treasury Note, total
     market value: $416,322)................... $   401                      401
                                                                       ---------
Total Repurchase Agreement
  (Cost $401)..................................                              401
                                                                       ---------
Total Investments - 99.7%
  (Cost $7,586)................................                            7,021
                                                                       ---------
Net Other Assets and Liabilities - 0.3%........                               22
                                                                       ---------
Total Net Assets - 100.0%......................                        $   7,043
                                                                       =========

----------------------------------
*  Non-income producing security.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments

Asian Tigers Fund

                           [PIE CHART APPEARS HERE]

                                                           % of Total Net Assets
Metals & Mining                                                             1.6%
Manufacturing                                                               3.3%
Consumer Staples                                                            7.6%
Oil / Energy                                                                7.4%
Financial                                                                  20.2%
Mutual Funds                                                                5.4%
Real Estate                                                                12.0%
Technology                                                                 14.4%
Transportation                                                              6.1%
Utilities                                                                  16.3%
Net Other Assets and Liabilities                                            4.8%
Agriculture                                                                 0.9%

                                                                       Market
Description                                        Shares            Value (000)
--------------------------------------------------------------------------------
FOREIGN COMMON STOCKS - 94.5%
  China - 0.9%
    Eastern Communications Class B*.............   275,000           $  118
    Nanjing Post & Telecom
      Equipments, Class B.......................   367,800               83
    Shanghai Tyre & Rubber Class B*.............   536,734               54
                                                                     ------
                                                                        255
                                                                     ------

  Hong Kong - 37.5%
    Bank of East Asia...........................    31,000               54
    Cathay Pacific Airways......................   220,000              219
    Cheung Kong Holdings........................   138,000              993
    China Resources Beijing Land................   500,000              125
    China Resources Enterprises.................   190,000              297
    China Telecom*..............................   103,000              178
    CLP Holdings................................   166,000              827
    Citic Pacific...............................   110,000              237
    Hang Seng Bank..............................   108,000              965
    Henderson China Holdings....................   250,000              104
    Henderson Land Development..................    82,000              424
    Hong Kong & China Gas.......................   198,502              252
    Hong Kong & China Gas, WTS*
     (Expires 09/30/99)(A)......................    11,159               --
    Hong Kong Electric Holdings.................   110,000              334
    Hong Kong Telecommunications................   595,000            1,041
    HSBC Holdings...............................    37,200              927
    Hutchison Whampoa...........................   200,000            1,413
    Hysan Development, WTS*
     (Expires 04/30/99)(A)......................    10,000               --
    Johnson Electric Holdings...................   264,600              680
    Shanghai Industrial Holdings................    70,000              141
    Sun Hung Kai Properties.....................   111,000              809
    Swire Pacific, Class A......................    81,000              363
    Varitronix International....................   145,000              271
                                                                     ------
                                                                     10,654
                                                                     ------

  India - 7.5%
    EIH, GDR....................................    15,000               75
    Hindalco Industries, GDR (B)................    10,000              117
    ITC, GDR....................................    35,000              770
    Mahanagar Telephone Nigam, GDR*.............    31,000              378
    Reliance Industries, GDR....................    58,000              329
    State Bank of India, GDR....................     5,500               46
    Tata Electric Power, GDR....................    14,000               56
    Videsh Sanchar Nigam, GDR...................    30,000              360
                                                                     ------
                                                                      2,131
                                                                     ------

  Indonesia - 0.8%
    Gulf Indonesia Resources*...................     2,000               13
    PT Gudang Garam.............................    60,000               87
    PT Indah Kiat Pulp & Paper..................   427,805              116
    PT Indah Kiat Pulp & Paper
     WTS* (Expires 07/11/02)....................    29,288                4
                                                                     ------
                                                                        220
                                                                     ------

  Malaysia - 4.2%
    Malakoff....................................   105,000              208
    Nestle......................................    22,000               74
    Petronas Gas................................    35,000               67
    Puncak Niaga Holding*.......................   100,000               62
    Rothmans of Pall Mall.......................    34,600              172
    Sime Darby..................................   300,000              291
    Sime UEP Properties.........................    45,000               36
    Tenaga Nasional.............................   160,000              277
                                                                     ------
                                                                      1,187
                                                                     ------

  Philippines - 3.0%
    Ayala Land..................................   200,000               56
    Belle WTS* (Expires 10/06/00)(A)............   100,000               --
    Benpres Holdings*...........................   150,000               24
    Manila Electric, Class B....................    46,920              151
    Phillipine Long Distance Telephone..........     9,000              231
    Phillipine Long Distance Telephone, ADR.....     6,000              156
    San Miguel, Class B.........................    54,450              105
    SM Prime Holdings...........................   700,000              133
                                                                     ------
                                                                        856
                                                                     ------

  Singapore - 16.6%
    City Developments...........................    66,600              288
    Creative Technology*........................    15,000              212
    DBS Land....................................   140,000              206
    Development Bank of Singapore (F)...........    54,800              494
    Keppel Corporation..........................    49,500              132
    Nasteel Electronics.........................    86,000              219
    Overseas Chinese Banking (F)................    70,160              476
    Singapore Airlines (F)......................    61,000              447
    Singapore Press Holdings*...................        82                1
    Singapore Press Holdings....................    51,000              553

   The accompanying notes are an integral part of the financial statements.

                                                               December 31, 1998

Schedule of Investments

                                                                       Market
Description                                        Shares            Value (000)
--------------------------------------------------------------------------------
  Singapore (continued)
  Singapore Tech Engineering.................      300,000           $      280
  Singapore Telecommunications...............      670,000                1,023
  United Overseas Bank (F)...................       60,000                  385
                                                                     ----------
                                                                          4,716
                                                                     ----------

  South Korea - 9.8%
  Housing & Commercial
  Bank, GDR (B)..............................      11,146                   138
  Kookmin Bank, GDR (B)......................      36,719                   300
  Korea Electric Power, ADR..................      35,100                   551
  Korea Fund*................................      47,451                   439
  Pohang Iron & Steel, ADR...................      21,000                   354
  Samsung Electronics, GDR (B)...............      25,011                   855
  SK Telecom, ADR............................      13,659                   139
                                                                     ----------
                                                                          2,776
                                                                     ----------

  Taiwan - 12.4%
  Accton Technology, GDR*....................      89,608                   272
  Acer, GDR*.................................      50,000                   283
  Ase Test*..................................      22,000                   712
  Evergreen Marine, GDR......................      36,050                   326
  Standard Foods Taiwan, GDR*................      20,000                   190
  Taiwan Fund................................      37,500                   469
  Taiwan Index Fund*.........................      70,000                   648
  Taiwan Semiconductor Manufacturing, ADR*...      43,500                   617
                                                                     ----------
                                                                          3,517
                                                                     ----------

  Thailand - 1.8%
  Bangkok Expressway (F)*....................     100,000                    91
  PTT Exploration & Production (F)*..........      58,000                   408
                                                                     ----------
                                                                            499
                                                                     ----------

Total Foreign Common Stocks
  (Cost $30,920)...............................                          26,811
                                                                     ----------
Total Investments - 94.5%
  (Cost $30,920)...............................                          26,811
                                                                     ----------

Net Other Assets and Liabilities - 5.5%........                           1,569
                                                                     ----------

Total Net Assets - 100.0%......................                      $   28,380
                                                                     ==========

-----------------------
*  Non-income producing security
(A)  Less than $500 at market value.
(B) Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold, in transactions exempt from registration, to qualified institutional buyers. At December 31, 1998, these securities amounted to $1,409,630, or 5.0% of net assets.
ADR  American Depositary Receipt
(F)  Foreign Registry Shares
GDR  Global Depositary Receipt
WTS  Warrants

The accompanying notes are an integral part of the financial statements.

Schedule of Investments

Latin America Equity Fund
                           [PIE CHART APPEARS HERE]

                                                           % of Total Net Assets
Financial                                                                   5.6%
Consumer Staples                                                           24.5%
Basic Materials                                                            12.4%
Utilities                                                                  25.0%
Consumer Cyclicals                                                         11.2%
Energy                                                                     15.1%
Health Care                                                                 1.4%
Real Estate                                                                 4.9%

Net Other Assets and Liabilities                                          (0.1)%

                                                                       Market
Description                                        Shares            Value (000)
--------------------------------------------------------------------------------
FOREIGN COMMON STOCKS - 71.6%
  Argentina - 8.4%
   Cresud*.................................       124,933                $   150
   Irsa Inversiones, Class B...............        88,210                    242
   Quilmes Industrial Quins, ADR...........        38,000                    354
   Telefonica de Argentina, ADR............        20,000                    559
   YPF, ADR*...............................         7,500                    209
                                                                         -------
                                                                           1,514
                                                                         -------
  Brazil - 20.1%
   Bompreco Supermercado, GDR..............        31,500                    236
   CIA Energetica de Minas.................    13,461,470                    189
   CIA Pao de Acucar, ADR..................        20,961                    325
   CIA Paranaense de
    Energia-Copel, ADR.....................        29,000                    207
   CIA Paulista de Forca e Luz*............     1,800,000                    130
   CIA Riograndense
    de Telecomunicacoes....................       860,000                    310
   CIA Saneamento Basico
    do Estado de Sao Paulo.................     3,000,000                    227
   CIA Saneamento Basico
    do Estado de Sao Paulo, RTS*
    (expires 1/4/99) (A)...................        15,824                     --
   Centrais Electricas Bras................    41,000,000                    706
   Centrais Geradoras
    do Sul do Brasil*......................   265,000,000                    347
   Light Services de
    Electricidade..........................     1,051,206                    128
   Telesp Participacoes, ADR...............        18,000                    398
   Uniao de Bancos Brasileiros, GDR........        28,500                    411
                                                                         -------
                                                                           3,614
                                                                         -------
  Chile - 10.3%
   CIA Telecommunicaciones
    Chile, ADR.............................        12,625                    261
   Embotelladora Andina
    ADR, Class A...........................        21,000                    305
   Embotelladora Andina
    ADR, Class B...........................         9,000                    117
   Enersis, ADR............................        22,000                    568
   Laboratorio Chile, ADR..................        18,000                    259
   Santa Isabel, ADR.......................        15,000                     99
   Vina Concha y Toro, ADR.................         9,500                    246
                                                                         -------
                                                                           1,855
                                                                         -------
  Peru - 3.0%
   Minsur..................................       155,590                    242
   Telefonica de Peru, ADR.................        23,000                    292
                                                                         -------
                                                                             534
                                                                         -------

  Mexico - 28.4%
   Cemex...................................       135,000                    291
   Coca-Cola Femsa, ADR....................        25,700                    340
   Consorcio Ara*..........................        58,000                    146
   Corporacion GEO.........................       175,000                    486
   Corporacion Interamerica
    de Entretenimientos....................       120,000                    327
   Fomento Economico
    Mexicano, ADR*.........................        35,000                    932
   Grupo Continental.......................       170,000                    411
   Grupo Posadas, Series L*................       597,000                    253
   Kimberly-Clark de Mexico................       166,000                    527
   Organizacion Soriana, Class B...........       200,000                    636
   Sigma Alimentos, Series B*..............       133,447                    232
   Telefonos de Mexico, ADR................        11,000                    536
                                                                         -------
                                                                           5,117
                                                                         -------
  Venezula - 1.4%
   CIA Anonima Nacional Telefonos de
    Venezuela, ADR.........................        14,000                    249
                                                                         -------

Total Foreign Common Stocks
  (Cost $16,335)...........................                               12,883
                                                                         -------
FOREIGN PREFERRED STOCKS - 28.5%
  Brazil - 28.5%
   Banco do Estado de Sao Paulo............     9,000,000                    373
   Banco Itau..............................     1,220,000                    596
   Bompreco Supermercados
    do Nordeste............................        10,000
   Cervejaria Brahma.......................       600,000                    262
   CIA Energetica de Minas.................    11,000,000                    209
   CIA Paulista de
    Forca e Luz* (A).......................         4,843                     --
   CIA Siderurgica de
    Tubarao................................    40,000,000                    168
   CIA Vale do Rio Doce
    Class B (A)............................        25,000                     --
   CIA Vale do Rio Doce
    Debenture, Class A.....................        40,000                    513
   Petrol Brasileiros......................     5,300,000                    601

The accompanying notes are an integral part of the financial statements.

December 31, 1998

Schedule of Investments

                                                                       Market
Description                                        Shares            Value (000)
  Brazil (continued)
    Sadia Concordia...........................    520,000            $      267
    Tele Cellular Sul Participacoes........... 80,000,000                   135
    Tele Centro Sul Participacoes............. 60,000,000                   521
    Tele Norte Leste Participacoes............ 47,800,000                   597
    Telecomunicacoes do Parana................    800,000                   142
    Telecomunicacoes do Parana
      Cellular, Class B.......................  2,300,000                   145
    Telesp Participacoes...................... 16,000,000                   364
    Usinas Siderurgicas de Minas Gerais.......    110,000                   243
                                                                     ----------

Total Foreign Preferred Stocks
  (Cost $6,989)...............................                            5,136
                                                                     ----------

Total Investments - 100.1%
  (Cost $23,324)..............................                           18,019
                                                                     ----------

Net Other Assets and Liabilities - (0.1)%.....                              (26)
                                                                     ----------

Total Net Assets - 100.0%.....................                       $   17,993
                                                                     ==========

________________________________________________
*      Non-income producing security
(A)    Less than $500 at market value.
ADR    American Depositary Receipt
GDR    Global Depositary Receipt
RTS    Rights

   The accompanying notes are an integral part of the financial statements.

Schedule of Investments

Small Cap Value Fund

                           [PIE CHART APPEARS HERE]

                                                           % of Total Net Assets
Repurchase Agreement & Net Other Assets and Liabilities                     3.5%
Utilities                                                                   2.8%
Transportation                                                              5.5%
Technology                                                                  6.6%
Health Care                                                                 4.8%
Financial                                                                  35.1%
Unit Investment Trust                                                       2.1%
Basic Materials                                                             5.9%
Capital Goods                                                               3.6%
Consumer Cyclicals                                                         25.4%
Consumer Staples                                                            2.0%
Energy                                                                      2.7%

                                                                       Market
Description                                        Shares            Value (000)
--------------------------------------------------------------------------------
Common Stocks - 94.4%
  Basic Materials - 5.9%
    Fibermark*...................................   7,100            $       97
    Lone Star Industries.........................   7,400                   272
    Southdown....................................   2,300                   136
                                                                     ----------
                                                                            505
                                                                     ----------

  Capital Goods - 3.6%
    Esterline Technologies*......................   6,600                   144
    Kuhlman......................................   4,300                   163
                                                                     ----------
                                                                            307
                                                                     ----------

  Consumer Cyclicals - 25.4%
    Advo Systems*................................   5,600                   148
    Borg Warner Automotive.......................   3,500                   195
    Budget Group*................................   9,000                   143
    Dollar Thrifty Automotive*...................   2,000                    26
    Furniture Brands International*..............   8,400                   229
    General Nutrition*...........................   8,900                   145
    Gerber Childrenswear*........................  10,800                    94
    Lennar.......................................   8,400                   212
    Lilly Industries.............................  10,750                   214
    Mohawk Industries*...........................   6,550                   276
    National Processing*.........................  14,200                    78
    Pillowtex....................................   4,500                   120
    US Home*.....................................   5,150                   171
    Webb (Del E.)................................   5,110                   141
                                                                     ----------
                                                                          2,192
                                                                     ----------

  Consumer Staples - 2.0%
    Merrill......................................   9,000                   174
                                                                     ----------

  Energy - 2.7%
    Newfield Exploration*........................   4,950                   103
    Veritas DGC*.................................  10,200                   133
                                                                     ----------
                                                                            236
                                                                     ----------

  Financial - 35.1%
    Associated Banc..............................   4,400                   150
    Commonwealth Bancorp.........................   9,900                   154
    First Industrial Realty Trust REIT...........   2,300                    62
    Golden State Bancorp*........................   6,800                   113
    Golden State Bancorp -
      Litigation Warrants*(A)....................   3,800                    17
    Hubco........................................   9,850                   297
    Imperial Credit Commercial REIT..............   6,700                    63
    Independence Community Bank..................   8,300                   132
    Liberty Financial............................   5,900                   159
    PBOC Holdings*...............................  17,850                   183
    Peoples Bancorp..............................  17,700                   192
    Peoples Bancshares...........................   3,491                    72
    Peoples Bank Bridgeport......................   6,150                   170
    Peoples Heritage Financial Group.............   8,400                   168
    Prosperity Bancshares*.......................   8,000                    99
    Reliance Bancorp.............................   5,500                   153
    Southbanc Shares.............................   8,810                   164
    Staten Island Bancorp........................   8,100                   161
    US Bancorp (PA)..............................   3,730                    74
    UST..........................................   3,100                    73
    Webster Financial............................   7,500                   206
    WSFS Finanacial..............................   9,500                   160
                                                                     ----------
                                                                          3,022
                                                                     ----------

  Health Care - 4.8%
    OEC Medical Systems*.........................   7,000                   220
    Quorum Health Group*.........................   6,900                    89
    Sun Healthcare Group*........................  15,800                   104
                                                                     ----------
                                                                            413
                                                                     ----------

  Technology - 6.6%
    Hyperion Solutions*..........................   4,000                    72
    Kronos*......................................   2,100                    93
    National Data................................   5,300                   258
    Pioneer Standard Electronics.................  15,400                   144
                                                                     ----------
                                                                            567
                                                                     ----------

  Transportation - 5.5%
    Covenant Transport*..........................   9,800                   175
    US Freightways...............................  10,250                   299
                                                                     ----------
                                                                            474
                                                                     ----------


   The accompanying notes are an integral part of the financial statements.

                                                               DECEMBER 31, 1998

Schedule of Investments


                                                       Shares/         Market
Description                                       Face Amount (000)  Value (000)
--------------------------------------------------------------------------------
  Utilities - 2.8%
    E' Town......................................      1,900         $       90
    Public Service Company of New Mexico.........      7,500                153
                                                                     ----------
                                                                            243
                                                                     ----------

Total Common Stocks
  (Cost $8,371)..................................                         8,133
                                                                     ----------

UNIT INVESTMENT TRUST - 2.1%
  S & P 400 Mid-Cap Depositary Receipts..........      2,500                182
                                                                     ----------

Total Unit Investment Trust
  (Cost $139)....................................                           182
                                                                     ----------

REPURCHASE AGREEMENT - 5.0%
  J.P. Morgan
    4.850%, dated 12/31/98, matures
    01/05/99, repurchase price
    $434,082 (collateralized by
    U.S. Treasury Note, total
    market value: $443,732)......................   $    434                434
                                                                     ----------

Total Repurchase Agreement
  (Cost $434)....................................                           434
                                                                     ----------

Total Investments - 101.5%
  (Cost $8,944)..................................                         8,749
                                                                     ----------

Net Other Assets and Liabilities - (1.5)%                                  (130)
                                                                     ----------

Total Net Assets - 100.0%........................                    $    8,619
                                                                     ==========


________________________________________________
*      Non-income producing security
REIT   Real Estate Investment Trust
(A) Issuer Golden State Bancorp Litigation Warrants. Expiration date set upon settlement of litigation.
(PA)   Pennsylvania

   The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities (000)
December 31, 1998

                                                                            Treasury      Government                   Tax-Exempt
                                                                          Money Market   Money Market   Money Market  Money Market
                                                                              Fund           Fund           Fund          Fund
--------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investment securities at cost..........................................  $180,665       $338,839     $  915,697      $323,592
   Repurchase agreements..................................................   165,487        147,913        236,027        15,516
   Net unrealized appreciation............................................        --             --             --            --
                                                                            --------       --------     ----------      --------
   Investments at market value............................................   346,152        486,752      1,151,724       339,108
   Cash and foreign currency..............................................        --             --             --            --
   Receivable for investments sold........................................        --             --             --            --
   Receivable for appreciation on forward foreign currency contracts......        --             --             --            --
   Receivable for portfolio shares sold...................................        --             --            506             2
   Dividends and interest receivable......................................       896          1,222         13,561         2,130
   Tax reclaim receivable.................................................        --             --             --            --
   Deferred organizational cost...........................................        --             --             --            --
   Other assets...........................................................         5              8             22             6
                                                                            --------       --------     ----------      --------
   Total assets...........................................................   347,053        487,982      1,165,813       341,246
                                                                            --------       --------     ----------      --------
LIABILITIES:
   Distribution payable...................................................     1,109          1,325          3,854           737
   Payable due to custodian...............................................         1              4              6            13
   Payable for investment securities purchased............................        --             --             --            --
   Payable for portfolio shares redeemed..................................        --            124            391            --
   Advisory fee payable...................................................        55             80            201            62
   Administration fee payable.............................................        22             31             73            25
   Trustees fee payable...................................................        --              1              2            --
   Accrued expenses & other payables......................................        19            123            415            95
                                                                            --------       --------     ----------      --------
   Total liabilites.......................................................     1,206          1,688          4,942           932
                                                                            --------       --------     ----------      --------
NET ASSETS................................................................  $345,847       $486,294     $1,160,871      $340,314
                                                                            ========       ========     ==========      ========
NET ASSETS consist of:
   Paid in capital........................................................   345,843        486,266      1,160,867       340,315
   Undistributed (distribution in excess of)
        net investment income.............................................         9             32              4            --
   Accumulated net realized gain (loss) on investments
        and foreign currency transactions.................................        (5)            (4)            --            (1)
   Net unrealized appreciation (depreciation) on investments
        and foreign currency related transactions.........................        --             --             --            --
                                                                            --------       --------     ----------      --------
NET ASSETS................................................................  $345,847       $486,294     $1,160,871      $340,314
                                                                            ========       ========     ==========      ========
SHARES OF BENEFICIAL INTEREST
        Common Share Class:
        Net Assets........................................................  $328,222       $396,797     $  941,295      $272,834
                                                                            ========       ========     ==========      ========
        Shares of beneficial interest outstanding.........................   328,219        396,769        941,293       272,835
                                                                            ========       ========     ==========      ========
Net Asset Value, Offering and Redemption - Price Per Share................  $   1.00       $   1.00     $     1.00      $   1.00
                                                                            ========       ========     ==========      ========
        Investor Share Class:
        Net Assets........................................................  $ 17,625       $ 89,497     $  219,576      $ 67,480
                                                                            ========       ========     ==========      ========
        Shares of beneficial interest outstanding.........................    17,624         89,498        219,575        67,480
                                                                            ========       ========     ==========      ========
Net Asset Value, Offering and Redemption - Price Per Share................  $   1.00       $   1.00     $     1.00      $   1.00
                                                                            ========       ========     ==========      ========

   The accompanying notes are an integral part of the financial statements.

                                                               December 31, 1998

               Intermediate
                Government     Tax-Exempt    International                                     International   Small Cap
Fixed Income   Fixed Income   Fixed Income   Fixed Income    Balanced    Value       Growth       Equity        Growth
    Fund           Fund           Fund           Fund          Fund       Fund        Fund         Fund          Fund
------------------------------------------------------------------------------------------------------------------------
$    166,372   $     41,157   $     33,399   $      15,484   $ 65,092   $158,643    $127,853   $      97,539   $  42,488
       4,250            935             --              --      2,629      9,366       7,817              --         582
       2,066            929          2,122           1,228     12,001      9,953      56,335          44,261       3,779
------------   ------------   ------------   -------------   --------   --------    --------   -------------   ---------
     172,688         43,021         35,521          16,712     79,722    177,962     192,005         141,800      46,849
          --             --             --           1,133        112         37          --           1,436          --
          --             --             --              --         --     14,216         421           1,115         211
          --             --             --               4         --         --          --              --          --
          --             --             --              --         --         15          --              --         514
       2,038            605            382             463        326        269          83              86           4
          --             --             --              35         --         --          --              74          --
          --             --             --              --         --         --          --              --          --
           3              1              1              --          1          3           3               2           1
------------   ------------   ------------   -------------   --------   --------    --------   -------------   ---------
     174,729         43,627         35,904          18,347     80,161    192,502     192,512         144,513      47,579
------------   ------------   ------------   -------------   --------   --------    --------   -------------   ---------

       2,381            175            133             449        581     19,726       3,877             301          --
           2              1              1             245         --         --           2              --           1
          --             --             --              --         13         --          --              --         748
          36            287             12              87         25         11         314             118          --
          74             18             15              12         47        132         123             118          30
          18              7              6               5         14         28          27              21           9
          --             --             --              --         --         --          --              --          --
          29             14             14              14         31         36          35              78          18
------------   ------------   ------------   -------------   --------   --------    --------   -------------   ---------
       2,540            502            181             812        711     19,933       4,378             636         806
------------   ------------   ------------   -------------   --------   --------    --------   -------------   ---------
$    172,189   $     43,125   $     35,723   $      17,535   $ 79,450   $172,569    $188,134   $     143,877   $  46,773
============   ============    ===========   =============   ========   ========    ========   =============   =========

     170,012         43,765         34,976          16,445     66,561    158,000     128,971         101,645      45,227

           2           (111)            (5)           (179)        (1)       (11)         --            (875)         --

         109         (1,458)        (1,370)             42        889      4,627       2,828          (1,185)     (2,233)

       2,066            929          2,122           1,227     12,001      9,953      56,335          44,292       3,779
------------   ------------   ------------   -------------   --------   --------    --------   -------------   ---------
$    172,189   $     43,125   $     35,723   $      17,535   $ 79,450   $172,569    $188,134   $     143,877   $  46,773
============   ============    ===========   =============   ========   ========    ========   =============   =========

$    171,753   $     43,062   $     35,161   $      17,482   $ 75,793   $170,945    $184,601   $     142,862   $  45,899
============   ============    ===========   =============   ========   ========    ========   =============   =========
      16,579          4,171          3,338           1,616      6,406     13,866      10,798           7,531       3,757
============   ============    ===========   =============   ========   ========    ========   =============   =========
$      10.36   $      10.32   $      10.53   $       10.82   $  11.83   $  12.33    $  17.10   $       18.97   $   12.22
============   ============    ===========   =============   ========   ========    ========   =============   =========

$        436   $         63   $        562   $          53   $  3,657   $  1,624    $  3,533   $       1,015   $     874
============   ============    ===========   =============   ========   ========    ========   =============   =========
          42              6             53               5        308        132         207              54          73
============   ============    ===========   =============   ========   ========    ========   =============   =========
$      10.41   $      10.31    $     10.51   $       10.80   $  11.86   $  12.32    $  17.06   $       18.91   $   12.04
============   ============    ===========   =============   ========   ========    ========   =============   =========

Statement of Assets and Liabilities (000)
December 31, 1998

                                                                                                         Latin America   Small Cap
                                                                            Real Estate   Asian Tigers       Equity        Value
                                                                               Fund          Fund            Fund          Fund
==================================================================================================================================
ASSETS:
  Investment securities at cost.........................................    $     7,185   $     30,920   $      23,324   $   8,510
  Repurchase agreements.................................................            401            --              --          434
  Net unrealized depreciation...........................................           (565)        (4,109)         (5,305)       (195)
                                                                            -----------   ------------   -------------   ---------
  Investments at market value...........................................          7,021         26,811          18,019       8,749
  Cash and foreign currency.............................................             --          1,788              70         --
  Receivable for investments sold.......................................             --             --             210         --
  Receivable for appreciation on forward foreign currency contracts.....             --             --             --          --
  Receivable for portfolio shares sold..................................             --             51             --          --
  Dividends and interest receivable.....................................             40            115             248          10
  Tax reclaim receivable................................................             --             --             --          --
  Deferred organizational cost..........................................             20             --             --          --
  Other assets..........................................................              3             --               6         --
                                                                            -----------   ------------   -------------   ---------
  Total assets..........................................................          7,084         28,765          18,553       8,759
                                                                            -----------   ------------   -------------   ---------
LIABILITIES:
  Distribution payable..................................................             --             19             305         --
  Payable due to custodian..............................................             --             --             --          --
  Payable for investment securities purchased...........................             31             --             209         116
  Payable for portfolio shares redeemed.................................             --            299              15         --
  Advisory fee payable..................................................              4             24              17           6
  Administration fee payable............................................              1              8               6           1
  Trustees fee payable..................................................             --             --             --          --
  Accrued expenses & other payables.....................................              5             35               8          17
                                                                            -----------   ------------   -------------   ---------
  Total liabilites......................................................             41            385             560         140
                                                                            -----------   ------------   -------------   ---------
NET ASSETS............................................................      $     7,043   $     28,380   $      17,993   $   8,619
                                                                            ===========   ============   =============   =========
NET ASSETS consist of:
  Paid in capital.......................................................          7,696         44,229          27,211       9,478
  Undistributed (distribution in excess of)
       net investment income............................................             --             15              19         --
  Accumulated net realized gain (loss) on investments
       and foreign currency transactions................................            (88)       (11,742)         (3,933)       (664)
  Net unrealized appreciation (depreciation) on investments
       and foreign currency related transactions........................           (565)        (4,122)         (5,304)       (195)
                                                                            -----------   ------------   -------------   ---------
NET ASSETS..............................................................    $     7,043   $     28,380   $      17,993   $   8,619
                                                                            ===========   ============   =============   =========
SHARES OF BENEFICIAL INTEREST
     Common Share Class:
     Net Assets.........................................................    $     7,022   $     28,202   $      17,993   $   8,295
                                                                            ===========   ============   =============   =========
     Shares of beneficial interest outstanding..........................            838          4,189           2,217         951
                                                                            ===========   ============   =============   =========
Net Asset Value, Offering and Redemption - Price Per Share..............    $      8.37   $       6.73   $        8.12   $    8.72
                                                                            ===========   ============   =============   =========
     Investor Share Class:
     Net Assets.........................................................    $        21   $        178   $         --    $     324
                                                                            ===========   ============   =============   =========
     Shares of beneficial interest outstanding..........................              2             27             --           38
                                                                            ===========   ============   =============   =========
Net Asset Value, Offering and Redemption - Price Per Share..............    $     10.63   $       6.67   $         --    $    8.54
                                                                            ===========   ============   =============   =========

   The accompanying notes are an integral part of the financial statements.

                                                               December 31, 1998

Statement of Operations (000)

For the Year Ended December 31, 1998

                                                            Treasury      Government                    Tax-Exempt
                                                          Money Market   Money Market  Money Market    Money Market
                                                              Fund           Fund          Fund            Fund
--------------------------------------------------------------------------------------------------------------------
Investment income:
  Dividend.............................................   $        119   $         --  $         --    $         511
  Interest.............................................         11,816         20,146        56,002           10,616
                                                          ------------   ------------  ------------    -------------
  Total investment income..............................         11,935         20,146        56,002           11,127
                                                          ------------   ------------  ------------    -------------
Expenses:
  Investment advisory fees (Note 5)....................            802            738         3,537            1,074
  Administration fees (Note 3).........................            347            553         1,516              475
  Fund accounting fees (Note 3)........................             31             32            31               32
  Custody fees.........................................             12             14            56               19
  Transfer agency fees.................................             28             32            87               34
  Professional fees....................................             43             66           176               54
  Registration & filing fees...........................             42             40           101               35
  Printing fees........................................             29             47           121               37
  Trustee fees.........................................              4              6            18                6
  Distribution fees (Note 3) (1).......................             35            145           370              114
  Shareholder servicing fees (Note 3) (2)..............             35            146           373              114
  Amortization of deferred organization costs..........             --            --             --               --
  Miscellaneous........................................             23              8            18               12
                                                          ------------   ------------  ------------    -------------
    Total expenses before waivers......................          1,431          1,827         6,404            2,006
    Less: Investment advisory fees waived (Note 5).....           (344)            --        (1,516)            (460)
    Less: Administration fees waived (Note 3)..........           (159)          (263)         (778)            (220)
    Less: Shareholder servicing fees waived (Note 3)...            (35)          (106)         (208)            (114)
                                                          ------------   ------------  ------------    -------------
  Net expenses.........................................            893          1,458         3,902            1,212
                                                          ------------    -----------  ------------    -------------
Net investment income..................................         11,042         18,688        52,100            9,915
                                                          ------------   ------------  ------------     ------------
Net realized gain on investments:
    Net realized gain from securities transactions.....              1              -             -                6
                                                          ------------   ------------  ------------    -------------
Net increase in net assets from operations.............   $     11,043   $     18,688  $     52,100    $       9,921
                                                          ============   ============  ============    =============

(1)  All distribution fees are incurred at the Investor Share Class level.
(2) All shareholder servicing fees are incurred at the Investor Share Class level.

Statement of Operations (000)

For the Year Ended December 31, 1998

                                                                                   Intermediate
                                                                                    Government      Tax-Exempt     International
                                                                   Fixed Income    Fixed Income    Fixed Income    Fixed Income
                                                                       Fund            Fund            Fund            Fund
--------------------------------------------------------------------------------------------------------------------------------
Investment income:
  Dividends....................................................... $         --    $         --    $         23    $         --
  Interest........................................................       10,241           2,847           1,952             885
  Less: foreign taxes withheld....................................           --              --              --             (10)
                                                                   ------------    ------------    ------------    ------------
  Total investment income.........................................       10,241           2,847           1,975             875
                                                                   ------------    ------------    ------------    ------------

Expenses:
  Investment advisory fees (Note 5)...............................        1,000             292             222             140
  Administration fees (Note 3)....................................          250              73              56              26
  Fund accounting fees (Note 3)...................................           37              33              36              37
  Custody fees....................................................           19               7               5               9
  Transfer agency fees............................................           35              17              15              12
  Professional fees...............................................           32              10               8               3
  Registration & filing fees......................................           32              22              15              19
  Printing fees...................................................           20               6               5               2
  Trustee fees....................................................            3               1               1              --
  Distribution fees (Note 3)(1)...................................            1              --               1              --
  Shareholder servicing fees (Note 3) (2).........................            1              --               1              --
  Amortization of deferred organization costs.....................           --              --              --              --
  Miscellaneous...................................................            8               4               1               1
                                                                   ------------    ------------    ------------    ------------
    Total expenses before waivers.................................        1,438             465             366             249
    Less: Investment advisory fees waived (Note 5)................         (167)            (49)            (37)             --
    Less: Administration fees waived (Note 3).....................          (71)            (20)            (15)             (7)
    Less: Shareholder servicing fees waived (Note 3)..............           --              --              --              --
                                                                   ------------    ------------    ------------    ------------
  Net expenses....................................................        1,200             396             314             242
                                                                   ------------    ------------    ------------    ------------
Net investment income (loss)......................................        9,041           2,451           1,661             633
                                                                   ------------    ------------    ------------    ------------
Net realized and unrealized gain (loss) on investments:
    Net realized gain (loss) from securities transactions.........        2,974           1,003             673            (182)
    Net realized gain (loss) from foreign currency transactions...           --              --              --              77
    Net change in unrealized appreciation (depreciation)
     on investments...............................................         (798)            399            (216)          1,903
    Net change in unrealized appreciation (depreciation) on
     foreign currency and translation of other assets and
     liabilities in foreign currencies............................           --              --              --               6
                                                                   ------------    ------------    ------------    ------------
Net gain (loss) on investments....................................        2,176           1,402             457           1,804
                                                                   ------------    ------------    ------------    ------------
Net increase (decrease) in net assets from operations............. $     11,217    $      3,853    $      2,118    $      2,437
                                                                   ============    ============    ============    ============

(1) All distribution fees are incurred at the Investor Share Class level.
(2) All shareholder servicing fees are incurred at the Investor Share Class level.
(3) Commenced operations on June 30, 1998.

   The accompanying notes are an integral part of the financial statements.

                                                               DECEMBER 31, 1998

                                                                                            Latin
                                   International    Small Cap                    Asian     America     Small Cap
Balanced     Value      Growth        Equity         Growth      Real Estate    Tigers      Equity       Value
  Fund        Fund       Fund          Fund           Fund          Fund         Fund        Fund       Fund(3)
----------------------------------------------------------------------------------------------------------------
$    900    $  4,361    $ 1,321    $       1,773    $      55    $       274    $   802    $    903    $      40
   1,518         413        395               90          106             23         17           6           20
      (7)         --         --             (201)          --             --        (48)         (8)          --
--------    --------    -------    -------------    ---------    -----------    -------    --------    ---------
   2,411       4,774      1,716            1,662          161            297        771         901           60
--------    --------    -------    -------------    ---------    -----------    -------    --------    ---------

     546       1,674      1,280            1,183          390             49        298         288           28
     117         314        240              177           73              7         45          43            5
      46          33         35               40           35              2         41          37            1
      17          21         19              126           11              2         74          91            3
      22          43         35               27           18              8         14          10            9
      15          35         30               21            9              1          6           6            1
      26          36         28               34           26             12         13          17            8
      10          27         20               14            6              1          4           4           --
       1           4          3                2            1             --          1          --           --
       9           4          8                3            1             --         --          --           --
       8           3          7                2            1             --          1          --           --
      --          --         --               --                           5          2           2           --
       4          12          5                9            3             --          2           5            2
--------    --------    -------    -------------    ---------    -----------    -------    --------    ---------
     821       2,206      1,710            1,638          574             87        501         503           57
      --          --         --               --           --            (15)        --          --           --
      --          --         --               --           --             (3)        --          --           (3)
      --          --         --               --           --             --         --          --           --
--------    --------    -------    -------------    ---------    -----------    -------    --------    ---------
     821       2,206      1,710            1,638          574             69        501         503           54
--------    --------    -------    -------------    ---------    -----------    -------    --------    ---------
   1,590       2,568          6               24         (413)           228        270         398            6
--------    --------    -------    -------------    ---------    -----------    -------    --------    ---------

   4,860      33,525     13,906           (1,183)      (2,200)          (125)    (6,341)     (3,886)        (664)
      --          --         --             (465)          --             --       (186)        (62)          --

   1,217     (21,890)    29,876           27,554         (962)          (550)     3,267      (8,584)        (195)


      --          --         --               45           --             --        (12)          2           --
--------    --------    -------    -------------    ---------    -----------    -------    --------    ---------
   6,077      11,635     43,782           25,951       (3,162)          (675)    (3,272)    (12,530)        (859)
--------    --------    -------    -------------    ---------    -----------    -------    --------    ---------
$  7,667    $ 14,203    $43,788    $      25,975    $  (3,575)   $      (447)   $(3,002)   $(12,132)   $    (853)
========    ========    =======    =============    =========    ===========    =======    ========    =========

Statement of Changes in Net Assets (000)
For the Year Ended December 31,

                                                                                                        Treasury
                                                                                                      Money Market
                                                                                                          Fund
======================================================================================================================
                                                                                                    1998       1997
======================================================================================================================
Operations:
  Net investment income......................................................................    $  11,042   $   9,371
  Net realized gain (loss) from security transactions........................................            1          (4)
  Net change in unrealized appreciation (depreciation) on investments
     and foreign currency related transactions...............................................          --          --
                                                                                                 ---------   ---------
  Net increase in net assets resulting from operations.......................................       11,043       9,367
                                                                                                 ---------   ---------
Dividends distributed from:
  Net investment income:
    Common Share Class.......................................................................      (10,402)     (9,005)
    Investor Share Class.....................................................................         (640)       (366)
  Net realized gains:
    Common Share Class.......................................................................          --          --
    Investor Share Class.....................................................................          --          --
                                                                                                 ---------   ---------
      Total dividends distributed............................................................      (11,042)     (9,371)
                                                                                                 ---------   ---------
Capital share transactions:
  Common Share Class:
    Proceeds from shares issued..............................................................      849,198     779,855
    Shares issued in reinvestment of distributions...........................................          328          94
    Cost of shares repurchased...............................................................     (710,064)   (747,639)
                                                                                                 ---------   ---------
    Increase (decrease) in net assets derived from Common Share Class transactions...........      139,462      32,310
  Investor Share Class:
    Proceeds from shares issued..............................................................      111,616      31,377
    Shares issued in reinvestment of distributions...........................................          640         401
    Cost of shares repurchased...............................................................     (101,355)    (35,966)
                                                                                                 ---------   ---------
    Increase (decrease) in net assets derived from Investor Share Class transactions.........       10,901      (4,188)
                                                                                                 ---------   ---------
    Increase in net assets derived from capital share transactions...........................      150,363      28,122
                                                                                                 ---------   ---------
  Net increase in net assets.................................................................      150,364      28,118
Net Assets:
  Beginning of year..........................................................................      195,483     167,365
                                                                                                 ---------   ---------
  End of year................................................................................    $ 345,847   $ 195,483
                                                                                                 =========   =========
Capital share transactions:
  Common Share Class:
    Shares issued............................................................................      849,198     779,855
    Shares issued in reinvestment of distributions...........................................          328          94
    Shares repurchased.......................................................................     (710,064)   (747,639)
                                                                                                 ---------   ---------
      Total Common Share Class transactions..................................................      139,462      32,310
                                                                                                 ---------   ---------
  Investor Share Class:
    Shares issued............................................................................      111,616      31,377
    Shares issued in reinvestment of distributions...........................................          640         401
    Shares repurchased.......................................................................     (101,355)    (35,966)
                                                                                                 ---------   ---------
      Total Investor Share Class transactions................................................       10,901      (4,188)
                                                                                                 ---------   ---------
      Net increase in capital shares.........................................................      150,363      28,122
                                                                                                 =========   =========

   The accompanying notes are an integral part of the financial statements.
62

                                                               DECEMBER 31, 1998

           Government                                           Tax-Exempt
          Money Market                Money Market             Money Market           Fixed Income
              Fund                        Fund                     Fund                   Fund
---------------------------------------------------------------------------------------------------------
      1998          1997          1998           1997        1998        1997        1998       1997
---------------------------------------------------------------------------------------------------------
   $  18,688     $  12,927    $    52,100    $    36,661   $   9,915   $   8,513   $  9,041   $  7,979
          --            --             --             --           6          (3)     2,974      2,841
          --            --             --             --          --          --       (798)     1,292
   ---------     ---------    -----------    -----------   ---------   ---------   --------   --------
      18,688        12,927         52,100         36,661       9,921       8,510     11,217     12,112
   ---------     ---------    -----------    -----------   ---------   ---------   --------   --------

     (15,907)      (12,639)       (44,888)       (36,562)     (8,560)     (8,421)    (9,325)    (7,944)
      (2,781)         (288)        (7,212)           (99)     (1,355)        (92)       (23)       (24)
          --            --             --             --          --          --     (2,080)       (69)
          --            --             --             --          --          --         (5)        --
   ---------     ---------    -----------    -----------   ---------   ---------   --------   --------
     (18,688)      (12,927)       (52,100)       (36,661)     (9,915)     (8,513)   (11,433)    (8,037)
   ---------     ---------    -----------    -----------   ---------   ---------   --------   --------
     961,904       670,698      2,199,812      1,646,777     794,878     704,742     52,981     37,017
       2,734           903            652             93         139          --      2,615        749
    (823,101)     (672,734)    (1,996,903)    (1,507,850)   (772,450)   (642,108)   (24,774)   (24,610)
   ---------     ---------    -----------    -----------   ---------   ---------   --------   --------
     141,537        (1,133)       203,561        139,020      22,567      62,634     30,822     13,156
   ---------     ---------    -----------    -----------   ---------   ---------   --------   --------
     294,386        39,993        994,823         12,453     270,523      25,920         22         --
       2,781           310          7,204            101       1,345          90         41         24
    (216,601)      (36,464)      (783,735)       (12,737)   (207,365)    (25,839)       (56)       (68)
   ---------     ---------    -----------    -----------   ---------   ---------   --------   --------
      80,566         3,839        218,292           (183)     64,503         171          7        (44)
   ---------     ---------    -----------    -----------   ---------   ---------   --------   --------
     222,103         2,706        421,853        138,837      87,070      62,805     30,829     13,112
   ---------     ---------    -----------    -----------   ---------   ---------   --------   --------
     222,103         2,706        421,853        138,837      87,076      62,802     30,613     17,187
     264,191       261,485        739,018        600,181     253,238     190,436    141,576    124,389
   ---------     ---------    -----------    -----------   ---------   ---------   --------   --------
   $ 486,294     $ 264,191    $ 1,160,871    $   739,018   $ 340,314   $ 253,238   $172,189   $141,576
   =========     =========    ===========    ===========   =========   =========   ========   ========

     961,904       670,698      2,199,812      1,646,777     794,878     704,742      5,052      3,648
       2,734           903            652             93         139                    254         73
    (823,101)     (672,734)    (1,996,903)    (1,507,850)   (772,450)   (642,108)    (2,362)    (2,408)
   ---------     ---------    -----------    -----------   ---------   ---------   --------   --------
     141,537        (1,133)       203,561        139,020      22,567      62,634      2,944      1,313
   ---------     ---------    -----------    -----------   ---------   ---------   --------   --------
     294,386        39,993        994,824         12,453     270,523      25,920          2         --
       2,781           310          7,204            101       1,345          90          4          2
    (216,601)      (36,464)      (783,735)       (12,737)   (207,365)    (25,839)        (5)        (6)
   ---------     ---------    -----------    -----------   ---------   ---------   --------   --------
      80,566         3,839        218,293           (183)     64,503         171          1         (4)
   ---------     ---------    -----------    -----------   ---------   ---------   --------   --------
     222,103         2,706        421,854        138,837      87,070      62,805      2,945      1,309
   =========     =========    ===========    ===========   =========   =========   ========   ========

Statement of Changes in Net Assets (000)
For the Year Ended December 31,


                                                                                         Intermediate
                                                                                       Government Fixed
                                                                                          Income Fund
------------------------------------------------------------------------------------------------------------------
                                                                                        1998       1997
------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income.............................................................  $   2,451  $  3,050
  Net realized gain (loss) from security transactions...............................      1,003       975
  Net change in unrealized appreciation (depreciation) on investments
   and foreign currency related transactions........................................        399        13
                                                                                      ---------  --------
  Net increase (decrease) in net assets resulting from operations...................      3,853     4,038
                                                                                      ---------  --------
Dividends distributed from:
  Net investment income:
   Common Share Class...............................................................     (2,454)   (3,042)
   Investor Share Class.............................................................         (3)       (7)
  Net realized gains:
   Common Share Class...............................................................         --       (21)
   Investor Share Class.............................................................         --        --
                                                                                      ---------  --------
     Total dividends distributed....................................................     (2,457)   (3,070)
                                                                                      ---------  --------
Capital share transactions:
  Common Share Class:
   Proceeds from shares issued......................................................      4,537    11,087
   Shares issued in reinvestment of distributions...................................        116        66
   Cost of shares repurchased.......................................................    (14,919)  (17,079)
                                                                                      ---------  --------
   Increase (decrease) in net assets derived from Common Share Class transactions...    (10,266)   (5,926)
                                                                                      ---------  --------
  Investor Share Class:
   Proceeds from shares issued......................................................         --         7
   Shares issued in reinvestment of distributions...................................          3         7
   Cost of shares repurchased.......................................................        (46)     (164)
                                                                                      ---------  --------
   Increase (decrease) in net assets derived from Investor Share Class transactions.        (43)     (150)
                                                                                      ---------  --------
   Increase (decrease) in net assets derived from capital share transactions........    (10,309)   (6,076)
                                                                                      ---------  --------
  Net increase in net assets........................................................     (8,913)   (5,108)
Net Assets:
  Beginning of year.................................................................     52,038    57,146
                                                                                      ---------  --------
  End of year.......................................................................  $  43,125  $ 52,038
                                                                                      =========  ========

Capital share transactions:
  Common Share Class:
   Shares issued....................................................................        444     1,115
   Shares issued in reinvestment of distributions...................................         12         7
   Shares repurchased...............................................................     (1,456)   (1,723)
                                                                                      ---------  --------
     Total Common Share Class transactions..........................................     (1,000)     (601)
                                                                                      ---------  --------
  Investor Share Class:
   Shares issued....................................................................         --         1
   Shares issued in reinvestment of distributions...................................         --         1
   Shares repurchase................................................................         (4)      (17)
                                                                                      ---------  --------
     Total Investor Share Class transactions........................................         (4)      (15)
                                                                                      ---------  --------
     Net increase (decrease) in capital shares......................................     (1,004)     (616)
                                                                                      =========  ========

The accompanying notes are an integral part of the financial statements.

       Tax-Exempt           International
      Fixed Income          Fixed Income             Balanced                 Value
          Fund                  Fund                   Fund                   Fund
-----------------------------------------------------------------------------------------
    1998       1997        1998      1997         1998       1997        1998       1997
-----------------------------------------------------------------------------------------

  $  1,661    $ 1,924    $   633   $   698     $  1,590   $  1,779    $  2,568   $  3,168
       673        364       (105)     (685)       4,860      7,701      33,525     43,782

      (216)     1,246      1,909    (1,191)       1,217      3,720     (21,890)     5,882
  --------    -------    -------   -------     --------   --------    --------   --------
     2,118      3,534      2,437    (1,178)       7,667     13,200      14,203     52,832
  --------    -------    -------   -------     --------   --------    --------   --------

    (1,648)    (1,897)      (295)       --       (1,535)    (1,679)     (2,568)    (3,124)
       (22)       (26)        (1)       --          (60)       (95)        (13)       (23)

        --         --       (159)       --       (9,809)    (1,663)    (67,685)    (6,385)
        --         --         --        --         (481)      (101)       (512)       (55)
  --------    -------    -------   -------     --------   --------    --------   --------
    (1,670)    (1,923)      (455)       --      (11,885)    (3,538)    (70,778)    (9,587)
  --------    -------    -------   -------     --------   --------    --------   --------

     4,836      6,666      2,932     5,852       17,520     15,990      30,539     46,181
        22          1          5        --       10,179      2,033      20,219      1,761
   (10,580)    (7,571)    (3,005)   (6,666)     (16,384)   (13,135)    (44,296)   (34,888)
  --------    -------    -------   -------     --------   --------    --------   --------
    (5,722)      (904)       (68)     (814)      11,315      4,888       6,462     13,054
  --------    -------    -------   -------     --------   --------    --------   --------

       102         --         --         1          102        202         343        185
        20         25          1        --          538        194         529         76
      (103)      (190)       (22)      (40)        (967)      (522)       (773)      (359)
  --------    -------    -------   -------     --------   --------    --------   --------
        19       (165)       (21)      (39)        (327)      (126)         99        (98)
  --------    -------    -------   -------     --------   --------    --------   --------
    (5,703)    (1,069)       (89)     (853)      10,988      4,762       6,561     12,956
  --------    -------    -------   -------     --------   --------    --------   --------
    (5,255)       542      1,893    (2,031)       6,770     14,424     (50,014)    56,201

    40,978     40,436     15,642    17,673       72,680     58,256     222,583    166,382
  --------    -------    -------   -------     --------   --------    --------   --------
  $ 35,723    $40,978    $17,535   $15,642     $ 79,450   $ 72,680    $172,569   $222,583
  ========    =======    =======   =======     ========   ========    ========   ========

       462        658        295       598        1,378      1,341       2,026      3,041
         2         --          1        --          889        162       1,455        110
    (1,010)      (753)      (296)     (696)      (1,245)    (1,089)     (2,974)    (2,235)
  --------    -------    -------   -------     --------   --------    --------   --------
      (546)       (95)        --       (98)       1,022        414         507        916
  --------    -------    -------   -------     --------   --------    --------   --------

         9         --         --        --            8         17          24         12
         2          2         --        --           47         16          38          5
       (10)       (18)        (2)       (4)         (74)       (44)        (49)       (24)
  --------    -------    -------   -------     --------   --------    --------   --------
         1        (16)        (2)       (4)         (19)       (11)         13         (7)
  --------    -------    -------   -------     --------   --------    --------   --------
      (545)      (111)        (2)     (102)       1,003        403         520        909
  ========    =======    =======   =======     ========   ========    ========   ========


Statement of Changes in Net Assets (000)
For the Year Ended December 31,


                                                                                                              International
                                                                                        Growth                   Equity
                                                                                         Fund                     Fund
====================================================================================================================================
                                                                                  1998         1997         1998         1997
====================================================================================================================================
Operations:
  Net investment income (loss)..............................................  $      6     $    955     $     24     $    219
  Net realized gain (loss) from security and foreign currency transactions..    13,906       18,291       (1,648)       6,992
  Net change in unrealized appreciation (depreciation) on investments
   and foreign currency related transactions................................    29,876        5,511       27,599       (1,435)
                                                                              --------     --------     --------     --------
  Net increase (decrease) in net assets resulting from operations...........    43,788       24,757       25,975        5,776
                                                                              --------     --------     --------     --------
Dividends distributed from:
  Net investment income:
    Common Share Class......................................................      (188)        (927)        (696)        (438)
    Investor Share Class....................................................         -          (19)          (1)          (3)
  Net realized gains:
    Common Share Class......................................................   (16,848)     (12,320)      (1,326)      (5,820)
    Investor Share Class....................................................      (320)        (318)         (10)         (83)
  Paid in capital:
    Common Share class......................................................         -            -            -            -
    Investor Share class....................................................         -            -            -            -
                                                                              --------     --------     --------     --------
      Total dividends distributed...........................................   (17,356)     (13,584)      (2,033)      (6,344)
                                                                              --------     --------     --------     --------
Capital share transactions:
  Common Share Class:
    Proceeds from shares issued.............................................    42,338       37,264       48,964       25,978
    Shares issued in reinvestment of distributions..........................    10,985        8,048          608        2,329
    Cost of shares repurchased..............................................   (27,254)     (18,688)     (15,857)     (38,751)
                                                                              --------     --------     --------     --------
    Increase (decrease) in net assets derived from
      Common Share Class transactions.......................................    26,069       26,624       33,715      (10,444)
                                                                              --------     --------     --------     --------
  Investor Share Class:
    Proceeds from shares issued.............................................       333          139           32          266
    Shares issued in reinvestment of distributions..........................       320          335           12           83
    Cost of shares repurchased..............................................    (1,154)        (383)        (509)        (702)
                                                                              --------     --------     --------     --------
    Increase (decrease) in net assets derived from
      Investor Share Class transactions.....................................      (501)          91         (465)        (353)
                                                                              --------     --------     --------     --------
    Increase (decrease) in net assets derived from capital share
      transactions..........................................................    25,568       26,715       33,250      (10,797)
                                                                              --------     --------     --------     --------
  Net increase (decrease) in net assets.....................................    52,000       37,888       57,192      (11,365)
Net Assets:
  Beginning of year.........................................................   136,134       98,246       86,685       98,050
                                                                              --------     --------     --------     --------
  End of year...............................................................  $188,134     $136,134     $143,877     $ 86,685
                                                                              ========     ========     ========     ========
Capital share transactions:
  Common Share Class:
    Shares issued...........................................................     2,692        2,520        2,880        1,544
    Shares issued in reinvestment of distributions..........................       697          561           36          151
    Shares repurchased......................................................    (1,696)      (1,265)        (941)      (2,232)
                                                                              --------     --------     --------     --------
      Total Common Share Class transactions.................................     1,693        1,816        1,975         (537)
                                                                              --------     --------     --------     --------
  Investor Share Class:
    Shares issued...........................................................        21            9            2           15
    Shares issued in reinvestment of distributions..........................        20           23            1            5
    Shares repurchased......................................................       (73)         (25)         (30)         (41)
                                                                              --------     --------     --------     --------
      Total Investor Share Class transactions...............................       (32)           7          (27)         (21)
                                                                              --------     --------     --------     --------
      Net increase (decrease) in capital shares.............................     1,661        1,823        1,948         (558)
                                                                              ========     ========     ========     ========

(1)   Commenced operations on December 31, 1997.
(2)   Commenced operations on June 30, 1998.

   The accompanying notes are an integral part of the financial statements.

                                                               December 31, 1998

                                                                                     Small Cap
                                                                                       Growth                    Real Estate
                                                                                        Fund                        Fund
====================================================================================================================================
                                                                                  1998          1997         1998        1997/(1)/
====================================================================================================================================
Operations:
  Net investment income (loss)..............................................   $   (413)      $   (288)     $  228        $   --
  Net realized gain (loss) from security and foreign currency transactions..     (2,200)         4,939        (125)           --
  Net change in unrealized appreciation (depreciation) on investments
   and foreign currency related transactions................................       (962)           631        (550)          (15)
                                                                               --------       --------      ------        ------
  Net increase (decrease) in net assets resulting from operations...........     (3,575)         5,282        (447)          (15)
                                                                               --------       --------      ------        ------
Dividends distributed from:
  Net investment income:
    Common Share Class......................................................         --             --        (191)           --
    Investor Share Class....................................................         --             --          --            --
  Net realized gains:
    Common Share Class......................................................       (837)        (4,879)         --            --
    Investor Share Class....................................................         (9)           (63)         --            --
  Paid in capital:
    Common Share class......................................................         (3)            --         (37)           --
    Investor Share class....................................................         --             --          --            --
                                                                               --------       --------      ------        ------
      Total dividends distributed...........................................       (849)        (4,942)       (228)           --
                                                                               --------       --------      ------        ------
Capital share transactions:
  Common Share Class:
    Proceeds from shares issued.............................................     21,352         20,984       5,249         3,000
    Shares issued in reinvestment of distributions..........................         89            273         227            --
    Cost of shares repurchased..............................................    (13,065)       (16,009)       (764)           --
                                                                               --------       --------      ------        ------
     Increase (decrease) in net assets derived from
      Common Share Class transactions.......................................      8,376          5,248       4,712         3,000
                                                                               --------       --------      ------        ------
  Investor Share Class:
    Proceeds from shares issued.............................................      2,408             31          21            --
    Shares issued in reinvestment of distributions..........................          8             54          --            --
    Cost of shares repurchased..............................................     (2,092)          (130)         --            --
                                                                               --------       --------      ------        ------
    Increase (decrease) in net assets derived from
      Investor Share Class transactions.....................................        324            (45)         21            --
                                                                               --------       --------      ------        ------
    Increase (decrease) in net assets derived from capital share
      transactions..........................................................      8,700          5,203       4,733         3,000
                                                                               --------       --------      ------        ------
  Net increase (decrease) in net assets.....................................      4,276          5,543       4,058         2,985
Net Assets:
  Beginning of year.........................................................     42,497         36,954       2,985            --
                                                                               --------       --------      ------        ------
  End of year...............................................................   $ 46,773       $ 42,497      $7,043        $2,985
                                                                               ========       ========      ======        ======
Capital share transactions:
  Common Share Class:
    Shares issued...........................................................      1,633          1,495         597           300
    Shares issued in reinvestment of distributions..........................          9             21          26            --
    Shares repurchased......................................................     (1,021)        (1,171)        (85)           --
                                                                               --------       --------      ------        ------
      Total Common Share Class transactions.................................        621            345         538           300
                                                                               --------       --------      ------        ------
 Investor Share Class:
   Shares issued...........................................................         214              2           2            --
   Shares issued in reinvestment of distributions..........................           1              4          --            --
   Shares repurchased......................................................        (184)            (9)         --            --
                                                                               --------       --------      ------        ------
     Total Investor Share Class transactions...............................          31             (3)          2            --
                                                                               --------       --------      ------        ------
     Net increase (decrease) in capital shares.............................         652            342         540           300
                                                                               ========       ========      ======        ======



                                                                                                             Latin
                                                                                       Asian                America      Small Cap
                                                                                      Tigers                 Equity        Value
                                                                                       Fund                   Fund          Fund
====================================================================================================================================
                                                                                  1998       1997      1998       1997     1998/(2)/
====================================================================================================================================
Operations:
  Net investment income (loss)..............................................    $    270   $    191   $    398   $   145    $    6
  Net realized gain (loss) from security and foreign currency transactions..      (6,527)    (5,525)    (3,948)    1,914      (664)
  Net change in unrealized appreciation (depreciation) on investments
   and foreign currency related transactions................................       3,255    (12,810)    (8,582)    2,861      (195)
                                                                                --------   --------   --------   -------    ------
  Net increase (decrease) in net assets resulting from operations...........      (3,002)   (18,144)   (12,132)    4,920      (853)
                                                                                --------   --------   --------   -------    ------
Dividends distributed from:
  Net investment income:
    Common Share Class......................................................         (25)       (68)      (328)      (84)       (6)
    Investor Share Class....................................................          --         --         --        --        --
  Net realized gains:
    Common Share Class......................................................          --        (54)      (217)   (1,686)       --
    Investor Share Class....................................................          --         (1)        --        --        --
  Paid in capital:
    Common Share class......................................................          --         --         --        --        (2)
    Investor Share class....................................................          --         --         --        --        --
                                                                                --------   --------   --------   -------    ------
      Total dividends distributed...........................................         (25)      (123)      (545)   (1,770)       (8)
                                                                                --------   --------   --------   -------    ------
Capital share transactions:
  Common Share Class:
    Proceeds from shares issued.............................................      24,987     31,613     12,201    24,480     9,241
    Shares issued in reinvestment of distributions..........................           6         25         15         9         6
    Cost of shares repurchased..............................................     (28,451)   (12,463)   (14,817)   (5,858)     (120)
                                                                                --------   --------   --------   -------    ------
    Increase (decrease) in net assets derived from
      Common Share Class transactions.......................................      (3,458)    19,175     (2,601)   18,631     9,127
                                                                                --------   --------   --------   -------    ------
  Investor Share Class:
    Proceeds from shares issued.............................................         201     15,971         --        --       358
    Shares issued in reinvestment of distributions..........................          --          1         --        --        --
    Cost of shares repurchased..............................................        (334)   (16,324)        --        --        (5)
                                                                                --------   --------   --------   -------    ------
    Increase (decrease) in net assets derived from
      Investor Share Class transactions.....................................        (133)      (352)        --        --       353
                                                                                --------   --------   --------   -------    ------
    Increase (decrease) in net assets derived from capital share
      transactions..........................................................      (3,591)    18,823     (2,601)   18,631     9,480
                                                                                --------   --------   --------   -------    ------
  Net increase (decrease) in net assets.....................................      (6,618)       556    (15,278)   21,781     8,619
Net Assets:
  Beginning of year.........................................................      34,998     34,442     33,271    11,490        --
                                                                                --------   --------   --------   -------    ------
  End of year...............................................................    $ 28,380   $ 34,998   $ 17,993   $33,271    $8,619
                                                                                ========   ========   ========   =======    ======
Capital share transactions:
  Common Share Class:
    Shares issued...........................................................       4,093      3,045      1,167     1,841       965
    Shares issued in reinvestment of distributions..........................           1          3          2         1         1
    Shares repurchased......................................................      (4,465)    (1,310)    (1,485)     (430)      (15)
                                                                                --------   --------   --------   -------    ------
      Total Common Share Class transactions.................................        (371)     1,738       (316)    1,412       951
                                                                                --------   --------   --------   -------    ------
 Investor Share Class:
   Shares issued...........................................................           31      1,419         --        --        38
   Shares issued in reinvestment of distributions..........................           --         --         --        --        --
   Shares repurchased......................................................          (48)    (1,446)        --        --        --
                                                                                --------   --------   --------   -------    ------
     Total Investor Share Class transactions...............................          (17)       (27)        --        --        38
                                                                                --------   --------   --------   -------    ------
     Net increase (decrease) in capital shares.............................         (388)     1,711       (316)    1,412       989
                                                                                ========   ========   ========   =======    ======

Financial Highlights
For a Share Outstanding for the Years Ended December 31,

                                       Net Asset                        Realized          Dividends        Distributions
                                         Value           Net         and Unrealized       from Net              from
                                       Beginning      Investment          Gains          Investment           Capital
                                       of Period        Income        on Securties         Income              Gains
------------------------------------------------------------------------------------------------------------------------
Treasury Money Market Fund
------------------------------------------------------------------------------------------------------------------------
Common Share Class
1998                                     $1.00          $0.05          $0.00               $(0.05)           $0.00
1997                                      1.00           0.05           0.00                (0.05)            0.00
1996                                      1.00           0.05           0.00                (0.05)            0.00
1995                                      1.00           0.05           0.00                (0.05)            0.00
1994                                      1.00           0.04           0.00                (0.04)            0.00
Investor Share Class
1998                                     $1.00          $0.05          $0.00               $(0.05)           $0.00
1997                                      1.00           0.05           0.00                (0.05)            0.00
1996                                      1.00           0.04           0.00                (0.04)            0.00
1995                                      1.00           0.05           0.00                (0.05)            0.00
1994                                      1.00           0.03           0.00                (0.03)            0.00
------------------------------------------------------------------------------------------------------------------------
Government Money Market Fund
------------------------------------------------------------------------------------------------------------------------
Common Share Class
1998                                      $1.00          $0.05          $0.00               $(0.05)           $0.00
1997                                       1.00           0.05           0.00                (0.05)            0.00
1996                                       1.00           0.05           0.00                (0.05)            0.00
1995                                       1.00           0.05           0.00                (0.05)            0.00
1994                                       1.00           0.04           0.00                (0.04)            0.00
Investor Share Class
1998                                      $1.00          $0.05          $0.00               $(0.05)           $0.00
1997                                       1.00           0.05           0.00                (0.05)            0.00
1996                                       1.00           0.05           0.00                (0.05)            0.00
1995                                       1.00           0.05           0.00                (0.05)            0.00
1994                                       1.00           0.04           0.00                (0.04)            0.00
------------------------------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

                                                               December 31, 1998

                                                                                                Ratio of Net
                                                                                                 Investment
                                                         Ratio of Net     Ratio of Expenses        Income
                                           Ratio of       Investment         to Average          to Average
Net Asset                 Net Assets       Expenses         Income           Net Assets          Net Assets
Value End     Total         End of        to Average      to Average         (Excluding          (Excluding
of Period     Return     Period (000)     Net Assets      Net Assets          Waivers)            Waivers)
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

  $1.00       4.90%        $328,222          0.37%           4.79%              0.59%              4.58%
   1.00       4.97          188,761          0.33            4.86               0.57               4.62
   1.00       4.80          156,455          0.44            4.70               0.59               4.55
   1.00       5.28          110,475          0.44            5.16               0.59               5.01
   1.00       3.58          111,545          0.45            3.50               0.61               3.34

  $1.00       4.64%        $ 17,625          0.62%           4.54%              1.09%              4.08%
   1.00       4.70            6,722          0.58            4.60               0.88               4.30
   1.00       4.54           10,910          0.69            4.45               0.84               4.30
   1.00       5.02            7,931          0.69            4.89               0.84               4.74
   1.00       3.32            3,231          0.70            3.52               0.86               3.36
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
  $1.00       5.24%        $396,797          0.35%           5.12%              0.42%              5.04%
   1.00       5.33          255,259          0.32            5.21               0.40               5.13
   1.00       5.08          256,392          0.44            4.96               0.44               4.96
   1.00       5.59          207,615          0.42            5.45               0.42               5.45
   1.00       3.89          157,140          0.42            3.81               0.42               3.81


  $1.00       4.91%        $ 89,497          0.67            4.80%              0.92%              4.54%
   1.00       5.05            8,932          0.59            4.95               0.72               4.82
   1.00       4.82            5,093          0.69            4.71               0.69               4.71
   1.00       5.33            3,002          0.67            5.18               0.67               5.18
   1.00       3.63            2,739          0.67            3.62               0.67               3.62
------------------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

Financial Highlights
For a Share Outstanding for the Years Ended December 31,




                                       Net Asset                       Realized         Dividends     Distributions
                                         Value          Net         and Unrealized      from Net          from
                                       Beginning     Investment        Gains on        Investment        Capital
                                       of Period       Income         Securities         Income           Gains
-------------------------------------------------------------------------------------------------------------------
Money Market Fund
-------------------------------------------------------------------------------------------------------------------
Common Share Class
1998                                     $1.00          $0.05           $0.00            $(0.05)          $0.00
1997                                      1.00           0.05            0.00             (0.05)           0.00
1996                                      1.00           0.05            0.00             (0.05)           0.00
1995                                      1.00           0.06            0.00             (0.06)           0.00
1994                                      1.00           0.04            0.00             (0.04)           0.00
Investor Share Class
1998                                     $1.00          $0.05           $0.00            $(0.05)          $0.00
1997                                      1.00           0.05            0.00             (0.05)           0.00
1996                                      1.00           0.05            0.00             (0.05)           0.00
1995                                      1.00           0.05            0.00             (0.05)           0.00
1994                                      1.00           0.04            0.00             (0.04)           0.00
-------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market Fund
-------------------------------------------------------------------------------------------------------------------
Common Share Class
1998                                     $1.00          $0.03           $0.00            $(0.03)          $0.00
1997                                      1.00           0.03            0.00             (0.03)           0.00
1996                                      1.00           0.03            0.00             (0.03)           0.00
1995                                      1.00           0.03            0.00             (0.03)           0.00
1994                                      1.00           0.02            0.00             (0.02)           0.00
Investor Share Class
1998                                     $1.00          $0.03           $0.00            $(0.03)          $0.00
1997                                      1.00           0.03            0.00             (0.03)           0.00
1996                                      1.00           0.03            0.00             (0.03)           0.00
1995                                      1.00           0.03            0.00             (0.03)           0.00
1994                                      1.00           0.02            0.00             (0.02)           0.00
-------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                                                               December 31, 1998


                                                                                                Ratio of Net
                                                                                                 Investment
                                                         Ratio of Net     Ratio of Expenses        Income
                                           Ratio of       Investment         to Average          to Average
Net Asset                 Net Assets       Expenses         Income           Net Assets          Net Assets
Value End     Total         End of        to Average      to Average         (Excluding          (Excluding
of Period     Return     Period (000)     Net Assets      Net Assets          Waivers)            Waivers)
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

  $1.00       5.33%        $941,295          0.33%           5.21%              0.56%              4.98%
   1.00       5.41          737,736          0.32            5.29               0.56               5.05
   1.00       5.13          598,715          0.43            5.02               0.58               4.87
   1.00       5.64          475,688          0.41            5.50               0.56               5.35
   1.00       3.97          460,583          0.41            3.93               0.56               3.78

  $1.00       4.97%        $219,576          0.69%           4.85%              1.06%              4.48%
   1.00       5.12            1,282          0.59            5.00               0.85               4.74
   1.00       4.87            1,466          0.68            4.77               0.83               4.62
   1.00       5.38            1,358          0.66            5.22               0.81               5.07
   1.00       3.71              605          0.66            4.13               0.81               3.98
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

  $1.00      3.21%         $272,834          0.35%           3.17%              0.56%              2.95%
   1.00      3.36           250,260          0.33            3.32               0.57               3.08
   1.00      3.14           187,629          0.40            3.10               0.56               2.94
   1.00      3.49           167,945          0.41            3.44               0.56               3.29
   1.00      2.50           161,054          0.43            2.52               0.59               2.36

  $1.00      2.96%         $ 67,480          0.60%           2.92%              1.06%              2.45%
   1.00      3.10             2,978          0.58            3.07               0.89               2.76
   1.00      2.88             2,807          0.65            2.85               0.81               2.69
   1.00      3.24             3,244          0.66            3.19               0.81               3.04
   1.00      2.24             4,204          0.68            2.31               0.84               2.15
------------------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

Financial Highlights

For a Share Outstanding Years Ended December 31,

                              Net Asset                       Realized        Dividends      Distributions
                                Value           Net        and Unrealized      from Net         from
                              Beginning      Investment    Gains (Losses)     Investment       Capital
                              of Period        Income      on Securities        Income          Gains
----------------------------------------------------------------------------------------------------------
Fixed Income Fund
----------------------------------------------------------------------------------------------------------
Common Share Class
1998                          $10.35           $0.57           $ 0.16          $(0.59)         $(0.13)
1997                           10.06            0.60             0.30           (0.60)          (0.01)
1996                           10.32            0.59            (0.26)          (0.59)           0.00
1995                            9.30            0.59             1.02           (0.59)           0.00
1994                           10.23            0.54            (0.93)          (0.54)           0.00
Investor Share Class
1998                          $10.38           $0.53           $ 0.17          $(0.54)         $(0.13)
1997                           10.09            0.59             0.29           (0.58)          (0.01)
1996                           10.35            0.57            (0.26)          (0.57)           0.00
1995                            9.32            0.55             1.04           (0.56)           0.00
1994                           10.24            0.50            (0.90)          (0.52)           0.00
----------------------------------------------------------------------------------------------------------
Intermediate Government Fixed Income Fund
----------------------------------------------------------------------------------------------------------
Common Share Class
1998                          $10.04           $0.52           $ 0.28          $(0.52)         $ 0.00
1997                            9.85            0.56             0.19           (0.56)           0.00
1996                           10.06            0.54            (0.21)          (0.54)           0.00
1995                            9.33            0.54             0.73           (0.54)           0.00
1994                           10.08            0.47            (0.75)          (0.47)           0.00
Investor Share Class
1998                          $10.04           $0.47           $ 0.27          $(0.47)         $ 0.00
1997                            9.85            0.57             0.16           (0.54)           0.00
1996                           10.05            0.49            (0.18)          (0.51)           0.00
1995                            9.32            0.49             0.76           (0.52)           0.00
1994                           10.07            0.43            (0.73)          (0.45)           0.00
----------------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

                                                               DECEMBER 31, 1998

                                                                                                      Ratio of Net
                                                                                                       Investment
                                                                Ratio of Net     Ratio of Expenses       Income
                                                Ratio of         Investment          to Average        to Average
    Net Asset                 Net Assets        Expenses           Income            Net Assets        Net Assets      Portfolio
    Value End      Total        End of         to Average        to Average          (Excluding        (Excluding      Turnover
    of Period     Return     Period (000)      Net Assets        Net Assets           Waivers)          Waivers)         Rate
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

     $10.36        7.13%       $171,753           0.72%             5.43%               0.86%             5.28%           157%
      10.35        9.22         141,148           0.71              5.95                0.81              5.85            233
      10.06        3.42         123,930           0.73              5.92                0.83              5.82            194
      10.32       17.75         125,563           0.74              5.97                0.84              5.87             59
       9.30       (3.82)         92,402           0.72              5.45                0.82              5.35            126

     $10.41        6.81%       $    436           1.18%             4.97%               1.32%             4.82%           157%
      10.38        8.92             428           0.96              5.71                1.12              5.55            233
      10.09        3.24             459           0.98              5.65                1.08              5.55            194
      10.35       17.40             646           0.99              5.72                1.09              5.62             59
       9.32       (3.97)            442           0.98              5.38                1.08              5.28            126
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

     $10.32        8.16%       $ 43,062           0.81%             5.04%               0.95%             4.90%           106%
      10.04        7.93          51,934           0.71              5.69                0.81              5.59            283
       9.85        3.51          56,895           0.74              5.38                0.84              5.28            179
      10.06       13.86          73,466           0.73              5.48                0.83              5.38            115
       9.33       (2.78)         91,002           0.74              4.88                0.84              4.78            124

     $10.31        7.56%       $     63           1.26%             4.59%               1.40%             4.45%           106%
      10.04        7.66             104           0.96              5.44                1.10              5.30            283
       9.85        3.30             251           0.99              4.87                1.09              4.77            179
      10.05       13.59           2,946           0.98              5.18                1.08              5.08            115
       9.32       (3.03)          1,133           1.02              5.05                1.12              4.95            124
-----------------------------------------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

Financial Highlights
For a Share Outstanding for the Years Ended December 31,




                                       Net Asset                       Realized        Dividends      Distributions
                                         Value          Net         and Unrealized      from Net           from
                                       Beginning     Investment     Gains (Losses)     Investment        Capital
                                       of Period       Income        on Securities       Income           Gains
-------------------------------------------------------------------------------------------------------------------
Tax-Exempt Fixed Income Fund
-------------------------------------------------------------------------------------------------------------------
Common Share Class
1998                                      $10.41       $0.47           $ 0.12           $(0.47)          $  0.00
1997                                        9.99        0.49             0.42            (0.49)             0.00
1996                                       10.20        0.50            (0.21)           (0.50)             0.00
1995                                        9.26        0.48             0.94            (0.48)             0.00
1994                                       10.23        0.44            (0.94)           (0.44)            (0.03)
Investor Share Class
1998                                      $10.39       $0.42           $ 0.12           $(0.42)           $ 0.00
1997                                        9.97        0.47             0.41            (0.46)             0.00
1996                                       10.18        0.43            (0.17)           (0.47)             0.00
1995                                        9.24        0.43             0.97            (0.46)             0.00
1994                                       10.22        0.40            (0.93)           (0.42)            (0.03)
-------------------------------------------------------------------------------------------------------------------
International Fixed Income Fund
-------------------------------------------------------------------------------------------------------------------
Common Share Class
1998                                      $ 9.64       $0.39           $ 1.07           $(0.18)           $(0.10)
1997                                       10.24        0.43            (1.03)            0.00              0.00
1996                                       10.58        0.48            (0.18)           (0.64)             0.00
1995                                        9.54        0.62             1.38            (0.96)             0.00
1994                                       10.43        0.56            (0.72)           (0.55)            (0.18)
Investor Share Class
1998                                      $ 9.60       $0.38           $ 1.05           $(0.13)           $(0.10)
1997                                       10.23        0.49            (1.12)            0.00              0.00
1996                                       10.56        0.54            (0.27)           (0.60)             0.00
1995                                        9.53        0.52             1.45            (0.94)             0.00
1994                                       10.42        0.46            (0.64)           (0.53)            (0.18)

   The accompanying notes are an integral part of the financial statements.

                                                               December 31, 1998

                                                                                                Ratio of Net
                                                                                                 Investment
                                                         Ratio of Net     Ratio of Expenses     Income (Loss)
                                           Ratio of       Investment         to Average          to Average
Net Asset                 Net Assets       Expenses         Income           Net Assets          Net Assets       Portfolio
Value End     Total         End of        to Average      to Average         (Excluding          (Excluding       Turnover
of Period     Return     Period (000)     Net Assets      Net Assets          Waivers)            Waivers)          Rate
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

 $10.53       5.79%         $35,161          0.83%           4.44%              0.97%              4.30%              41%
  10.41       9.36           40,441          0.73            4.84               0.84               4.73               54
   9.99       2.96           39,756          0.73            4.95               0.85               4.83               98
  10.20      15.67           50,079          0.75            4.84               0.87               4.72              129
   9.26      (4.93)          53,588          0.71            4.54               0.84               4.41              146

 $10.51       5.31%         $   562          1.29%           3.98%              1.43%              3.84%              41%
  10.39       9.11              537          0.98            4.59               1.14               4.43               54
   9.97       2.70              680          0.98            4.70               1.10               4.58               98
  10.18      15.43            1,131          1.00            4.59               1.12               4.47              129
   9.24      (5.27)           1,059          0.97            4.35               1.10               4.22              146
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

 $10.82      15.15%         $17,482          1.38%           3.62%              1.42%              3.57%              79%
   9.64      (5.86)          15,574          1.22            4.08               1.22               4.08               52
  10.24       2.82           17,561          1.11            4.66               1.11               4.66               85
  10.58      20.99           17,433          1.10            5.86               1.16               5.80              105
   9.54      (1.47)          15,021          1.16            5.09               1.22               5.03              138

 $10.80      14.84%         $    53          1.83%           3.17%              1.87%              3.12%              79%
   9.60      (6.16)              68          1.47            3.83               1.51               3.78               52
  10.23       2.62              112          1.36            4.43               1.36               4.43               85
  10.56      20.68              125          1.35            5.57               1.41               5.51              105
   9.53      (1.71)              87          1.41            5.03               7.54              (1.10)             138
-----------------------------------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

Financial Highlights
For a Share Outstanding for the Years Ended December 31,





                                       Net Asset                       Realized         Dividends     Distributions
                                         Value          Net         and Unrealized      from Net          from
                                       Beginning     Investment     Gains (Losses)     Investment        Capital
                                       of Period       Income       on Securities        Income           Gains
-------------------------------------------------------------------------------------------------------------------
Balanced Fund
-------------------------------------------------------------------------------------------------------------------
Common Share Class
1998                                     $12.73         $0.27          $ 0.82            $(0.27)         $(1.72)
1997                                      10.98          0.32            2.06             (0.32)          (0.31)
1996                                      10.75          0.35            1.02             (0.35)          (0.79)
1995                                       9.53          0.39            1.65             (0.39)          (0.43)
1994                                      10.04          0.30           (0.50)            (0.30)          (0.01)
Investor Share Class
1998                                     $12.73         $0.21          $ 0.85            $(0.21)         $(1.72)
1997                                      10.98          0.30            2.06             (0.30)          (0.31)
1996                                      10.75          0.30            1.04             (0.32)          (0.79)
1995                                       9.53          0.34            1.67             (0.36)          (0.43)
1994                                      10.03          0.27           (0.49)            (0.27)          (0.01)
-------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                                                               December 31, 1998

                                                                                                Ratio of Net
                                                                                                 Investment
                                                         Ratio of Net     Ratio of Expenses        Income
                                           Ratio of       Investment         to Average          to Average
Net Asset                 Net Assets       Expenses         Income           Net Assets          Net Assets      Portfolio
Value End     Total         End of        to Average      to Average         (Excluding          (Excluding       Turnover
of Period     Return     Period (000)     Net Assets      Net Assets          Waivers)            Waivers)         Rate
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

 $11.83        9.97%        $75,793          1.03%           2.06%              1.03%              2.06%             84%
  12.73       22.10          68,523          0.93            2.68               0.93               2.68             111
  10.98       13.15          54,546          0.94            3.14               0.94               3.14             104
  10.75       21.85          49,899          0.92            3.74               0.92               3.74              85
   9.53       (2.11)         72,086          0.94            3.11               0.94               3.11              85

 $11.86        9.72%        $ 3,657          1.49%           1.60%              1.49%              1.60%             84%
  12.73       21.80           4,157          1.18            2.43               1.24               2.37             111
  10.98       12.86           3,710          1.19            2.89               1.19               2.89             104
  10.75       21.52           3,949          1.22            3.36               1.22               3.36              85
   9.53       (2.29)          2,894          1.24            2.86               1.34               2.76              85
--------------------------------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

Financial Highlights

For a Share Outstanding for the Years Ended December 31,


                              Net Asset                       Realized        Dividends      Distributions
                                Value           Net        and Unrealized      from Net         from
                              Beginning      Investment    Gains (Losses)     Investment       Capital
                              of Period    Income (Loss)   on Securities        Income          Gains
----------------------------------------------------------------------------------------------------------
Value Fund
----------------------------------------------------------------------------------------------------------
Common Share Class
1998                           $16.51         $ 0.19           $ 0.86           $(0.19)         $(5.04)
1997                            13.24           0.24             3.75            (0.24)          (0.48)
1996                            12.26           0.29             2.18            (0.29)          (1.20)
1995                             9.79           0.34             2.74            (0.35)          (0.26)
1994                            10.30           0.35            (0.35)           (0.34)          (0.17)
Investor Share Class
1998                           $16.54         $ 0.12           $ 0.82           $(0.12)         $(5.04)
1997                            13.26           0.20             3.76            (0.20)          (0.48)
1996                            12.28           0.25             2.18            (0.25)          (1.20)
1995                             9.80           0.32             2.74            (0.32)          (0.26)
1994                            10.30           0.31            (0.33)           (0.31)          (0.17)
----------------------------------------------------------------------------------------------------------
Growth Fund
----------------------------------------------------------------------------------------------------------
Common Share Class
1998                           $14.57         $ 0.00           $ 4.20           $(0.02)         $(1.65)
1997                            13.06           0.12             2.97            (0.12)          (1.46)
1996                            11.61           0.17             2.31            (0.17)          (0.86)
1995                             9.73           0.16             2.88            (0.16)          (1.00)
1994                            10.21           0.16            (0.36)           (0.16)          (0.12)
Investor Share Class
1998                           $14.60         $(0.07)          $ 4.18           $ 0.00          $(1.65)
1997                            13.09           0.08             2.97            (0.08)          (1.46)
1996                            11.62           0.14             2.33            (0.14)          (0.86)
1995                             9.74           0.12             2.89            (0.13)          (1.00)
1994                            10.23           0.13            (0.37)           (0.13)          (0.12)
----------------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

                                                               DECEMBER 31, 1998

                                                                                                      Ratio of Net
                                                                                                       Investment
                                                                Ratio of Net     Ratio of Expenses    Income (Loss)
                                                Ratio of         Investment          to Average        to Average
    Net Asset                 Net Assets        Expenses        Income (Loss)        Net Assets        Net Assets      Portfolio
    Value End      Total        End of         to Average        to Average          (Excluding        (Excluding      Turnover
    of Period     Return     Period (000)      Net Assets        Net Assets           Waivers)          Waivers)         Rate
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

     $12.33        5.47%       $170,945           1.05%             1.23%               1.05%              1.23%           55%
      16.51       30.49         220,618           1.01              1.57                1.01               1.57            79
      13.24       20.43         164,710           1.03              2.19                1.03               2.19            58
      12.26       32.02         131,243           1.05              3.07                1.05               3.07            37
       9.79        0.00          61,557           1.06              3.45                1.06               3.45            38

     $12.32        4.66%       $  1,624           1.50%             0.78%               1.50%              0.78%           55%
      16.54       30.20           1,965           1.26              1.32                1.32               1.26            79
      13.26       20.09           1,672           1.28              1.94                1.28               1.94            58
      12.28       31.72           1,497           1.33              2.79                1.33               2.79            37
       9.80       (0.21)           ,731           1.37              3.13                1.37               3.13            38
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

     $17.10       30.23%       $184,601           1.06%             0.01%               1.06%              0.01%           65%
      14.57       23.98         132,649           1.02              0.79                1.02               0.79            62
      13.06       21.69          95,215           1.02              1.36                1.02               1.36            58
      11.61       31.60          78,216           1.02              1.37                1.02               1.37            71
       9.73       (2.05)         82,710           1.02              1.58                1.03               1.57            68

     $17.06       29.52%       $  3,533           1.52%            (0.45)%              1.52%             (0.45)%          65%
      14.60       23.65           3,485           1.27              0.54                1.33               0.48            62
      13.09       21.41           3,031           1.27              1.11                1.27               1.11            58
      11.62       31.29           2,681           1.31              1.10                1.31               1.10            71
       9.74       (2.42)          1,530           1.33              1.30                1.33               1.30            68
-----------------------------------------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

Financial Highlights
For a Share Outstanding for the Years Ended December 31,


                            Net Asset                     Realized        Divdends     Distributions
                              Value          Net       and Unrealized     from Net         from         Contribution
                            Beginning    Investment    Gains (Losses)    Investment       Capital         (Return)
                            Of Period   Income (Loss)  on Securities       Income          Gains         of Capital
------------------------------------------------------------------------------------------------------------------------------------
International Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
Common Share Class
1998                        $15.38          $ 0.01         $ 3.85        $(0.09)          $(0.18)          $0.00
1997                         15.83            0.04           0.68         (0.08)           (1.09)           0.00
1996                         14.56            0.06           1.37         (0.04)           (0.15)           0.03
1995                         13.00            0.07           1.75         (0.06)           (0.20)           0.00
1994                         12.59            0.02           0.40          0.00            (0.01)           0.00
Investor Share Class
1998                        $15.34          $(0.08)        $ 3.86        $(0.03)          $(0.18)          $0.00
1997                         15.79            0.01           0.66         (0.03)           (1.09)           0.00
1996                         14.52            0.04           1.35          0.00            (0.15)           0.03
1995                         12.96            0.05           1.73         (0.02)           (0.20)           0.00
1994                         12.58            0.02           0.37          0.00            (0.01)           0.00
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
Common Share Class
1998                        $13.38          $(0.11)        $(0.82)       $ 0.00           $(0.23)          $0.00*
1997                         13.03           (0.09)          2.07          0.00            (1.63)           0.00
1996                         12.46           (0.03)          2.38          0.00            (1.78)           0.00
1995                          9.57            0.02           3.05         (0.02)           (0.16)           0.00
1994                         10.24            0.03          (0.67)        (0.03)            0.00            0.00
Investor Share Class
1998                        $13.29          $(0.10)        $(0.92)       $ 0.00           $(0.23)          $0.00*
1997                         13.00           (0.13)          2.05          0.00            (1.63)           0.00
1996                         12.46           (0.07)          2.39          0.00            (1.78)           0.00
1995                          9.58           (0.01)          3.05          0.00            (0.16)           0.00
1994                         10.25            0.00          (0.67)         0.00             0.00            0.00
------------------------------------------------------------------------------------------------------------------------------------

*Per share was less than $0.005.

   The accompanying notes are an integral part of the financial statements.

                                                               DECEMBER 31, 1998


                                                                                        Ratio of Net
                                                                                         Investment
                                                      Ratio of Net   Ratio of Expenses  Income (Loss)
                                         Ratio of      Investment       to Average       to Average
 Net Asset               Net Assets      Expenses     Income (Loss)     Net Assets       Net Assets   Portfolio
 Value End   Total         End of       to Average     to Average       (Excluding)      (Excluding   Turnover
 of Period   Return     Period (000)    Net Assets     Net Assets        Waivers)         Waivers)      Rate
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
 $18.97      25.43%     $142,862        1.38%         0.02%              1.38%             0.02%         31%
  15.38       4.56        85,440        1.35          0.23               1.35              0.23          17
  15.83      10.09(A)     96,442        1.36          0.44               1.36              0.44           9
  14.56      14.03        77,519        1.38          0.70               1.38              0.70          11
  13.00       3.32        41,324        1.43          0.21               1.46              0.18           6

 $18.91      24.87%     $  1,015        1.83%        (0.43)%             1.83%            (0.43)%        31%
  15.34       4.28         1,245        1.60         (0.05)              1.65             (0.10)         17
  15.79       9.85(A)      1,608        1.61          0.20               1.61              0.20           9
  14.52      13.79         1,686        1.68          0.42               1.68              0.42          11
  12.96       3.08         1,179        1.73          0.03               2.22             (0.46)          6
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

 $12.22      (6.52)%    $ 45,899        1.17%        (0.84)%             1.17%            (0.84)%       151%
  13.38      15.89        41,945        1.04         (0.72)              1.04             (0.72)        170
  13.03      19.42        36,375        1.05         (0.27)              1.05             (0.27)        158
  12.46      32.13        23,844        1.10          0.18               1.10              0.18         142
   9.57      (6.27)       31,527        1.06          0.27               1.06              0.27          43

 $12.04      (7.25)%    $    874        1.63%        (1.30)%             1.63%            (1.30)%       151%
  13.29      15.45           552        1.29         (0.97)              1.35             (1.03)        170
  13.00      19.18           579        1.30         (0.52)              1.30             (0.52)        158
  12.46      31.73           553        1.39         (0.08)              1.39             (0.08)        142
   9.58      (6.54)          294        1.38          0.02               1.38              0.02          43
----------------------------------------------------------------------------------------------------------------

(A) The total return for the period ended December 31, 1996 includes the effect of a capital contribution from an affiliate of the Advisor. Without the capital contribution, the total return for the Common Class and the Investor Class would have been 9.87% and 9.64%, respectively.

   The accompanying notes are an integral part of the financial statements.

Financial Highlights
For a Share Outstanding for the Years Ended December 31,



                                       Net Asset                       Realized         Dividends     Distributions
                                         Value          Net         and Unrealized      from Net          from        Contribution
                                       Beginning     Investment     Gains (Losses)     Investment        Capital        (Return)
                                       of Period       Income         Securities         Income           Gains        of Capital
-----------------------------------------------------------------------------------------------------------------------------------
Real Estate Fund
-----------------------------------------------------------------------------------------------------------------------------------

COMMON SHARE CLASS
1998                                   $ 9.95        $ 0.37         $(1.58)            $(0.31)        $ 0.00          $(0.06)
1997(1)                                 10.00          0.00          (0.05)              0.00           0.00            0.00
INVESTOR SHARE CLASS
1998(2)                                $10.00        $ 0.08         $ 0.66             $(0.11)        $ 0.00          $ 0.00*
-----------------------------------------------------------------------------------------------------------------------------------
Asian Tigers Fund
-----------------------------------------------------------------------------------------------------------------------------------
COMMON SHARE CLASS
1998                                   $ 7.60        $ 0.07         $(0.93)            $(0.01)        $ 0.00          $ 0.00
1997                                    11.91          0.04          (4.32)             (0.02)         (0.01)           0.00
1996                                    10.45          0.02           1.48              (0.04)         (0.02)           0.02
1995                                     9.47          0.12           0.98              (0.12)          0.00            0.00
1994(3)                                 10.00          0.03          (0.53)             (0.02)         (0.01)           0.00
INVESTOR SHARE CLASS
1998                                   $ 7.57        $ 0.04         $(0.94)            $ 0.00         $ 0.00          $ 0.00
1997                                    11.89          0.05          (4.36)              0.00          (0.01)           0.00
1996                                    10.44         (0.02)          1.48              (0.01)         (0.02)           0.02
1995                                     9.47          0.11           0.95              (0.09)          0.00            0.00
1994(4)                                 10.00          0.01          (0.53)              0.00          (0.01)           0.00
-----------------------------------------------------------------------------------------------------------------------------------
Latin America Equity Fund
-----------------------------------------------------------------------------------------------------------------------------------
COMMON SHARE CLASS
1998                                   $13.13        $ 0.18         $(4.96)            $(0.15)        $(0.08)         $ 0.00
1997                                    10.24          0.05           3.54              (0.03)         (0.67)           0.00
1996(5)                                 10.00         (0.02)          0.26               0.00           0.00            0.00
-----------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund
-----------------------------------------------------------------------------------------------------------------------------------
COMMON SHARE CLASS
1998(6)                                $10.00        $ 0.01         $(1.28)            $(0.01)        $ 0.00          $ 0.00*
INVESTOR SHARE CLASS
1998(6)                                $10.00        $(0.01)        $(1.44)            $(0.01)        $ 0.00          $ 0.00*
-----------------------------------------------------------------------------------------------------------------------------------

*  Per share was less than $0.005.
1. Commenced operations on December 31, 1997. All ratios except the total return for the period have been annualized.
2. Commenced operations on October 8, 1998. All ratios except the total return for the period have been annualized.
3. Commenced operations on January 3, 1994. All ratios and the total return for the period have been annualized.
4. Commenced operations on January 12, 1994. All ratios and the total return for the period have been annualized.
5. Commenced operations on July 1, 1996. All ratios and the total return for the period have been annualized.
6. Commenced operations on June 30, 1998. All ratios except the total return for the period have been annualized.

The accompanying notes are an integral part of the financial statements.

Financial Highlights
For a Share Outstanding for the Years Ended December 31,

                                                                           Ratio of Net   Ratio of Expenses   Income (Loss)
                                                                Ratio of     Investment      to Average        to Average
                          Net Asset               Net Assets    Expenses   Income (Loss)     Net Assets        Net Assets  Portfolio
                          Value End     Total      End of      to Average    to Average      (Excluding        (Excluding   Turnover
                          of Period    Return    Period (000)  Net Assets    Net Assets        Waivers)          Waivers)     Rate
------------------------------------------------------------------------------------------------------------------------------------
Real Estate Fund
------------------------------------------------------------------------------------------------------------------------------------

COMMON SHARE CLASS
1998                        $ 8.37     (12.35)%      $ 7,022        1.41%       4.68%       1.78%             4.31%         13%
1997(1)                       9.95       0.00          2,985        1.31       (1.31)       1.61             (1.61)          0*
INVESTOR SHARE CLASS
1998(2)                     $10.63       7.35%       $    21        1.91%       4.18%       2.28%             3.81%         13%*
-----------------------------------------------------------------------------------------------------------------------------------
Asian Tigers Fund
-----------------------------------------------------------------------------------------------------------------------------------
COMMON SHARE CLASS
1998                        $ 6.73     (11.37)%      $28,202        1.67%       0.91%       1.67%             0.91%         57%
1997                          7.60     (35.98)        34,664        1.60        0.50        1.60              0.50          42
1996                         11.91      14.55(B)      33,602        1.54        0.23        1.54              0.23          24
1995                         10.45      11.61         23,145        1.52        1.38        1.60              1.30          28
1994(3)                       9.47      (5.07)        17,860        1.60        0.45        1.71              0.34          13*
INVESTOR SHARE CLASS
1998                        $ 6.67     (11.89)%      $   178        2.11%       0.47%       2.11%             0.47%         57%
1997                          7.57     (36.25)           334        1.85        0.30        1.89              0.26          42
1996                         11.89      14.21(B)         840        1.79       (0.15)       1.79             (0.15)         24
1995                         10.44      11.18            733        1.81        1.05        1.88              0.98          28
1994(4)                       9.47      (5.37)           705        1.90        0.15        2.75**           (0.70)**       13*
-----------------------------------------------------------------------------------------------------------------------------------
Latin America Equity Fund
-----------------------------------------------------------------------------------------------------------------------------------
COMMON SHARE CLASS
1998                        $ 8.12     (36.33)%      $17,993        1.75%       1.38%       1.75%             1.38%         92%
1997                         13.13      35.50         33,271        1.50        0.56        1.50              0.56          45
1996(5)                      10.24       2.40         11,490        2.09       (0.55)       2.09             (0.55)         10*
-----------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund
-----------------------------------------------------------------------------------------------------------------------------------
COMMON SHARE CLASS
1998(6)                     $ 8.72     (12.68)%      $8,295         1.53%       0.20%       1.61%             0.12%         54%*
INVESTOR SHARE CLASS
1998(6)                     $ 8.54     (14.53)%      $  324         2.03%      (0.30)%      2.11%             (0.38)%       54%*
-----------------------------------------------------------------------------------------------------------------------------------

*   Not Annualized.
** Ratios are high relative to subsequent years as a result of the low initial asset levels during the Investor Share Class' initial year of operations.
(B) The total return for the period ended December 31, 1996 includes the effect of a capital contribution from an affiliate of the Advisor.
    Without the capital contribution, the total return for the Common Class and Investor Class would have been 14.36% and 14.02 %, respectively.


The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.   Organization

ABN Amro Funds (the "Trust"), formerly the Rembrandt Funds, was organized as a Massachusetts business trust under a Declaration of Trust dated September 17, 1992. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company with 19 funds: Treasury Money Market Fund, Government Money Market Fund, Money Market Fund, Tax-Exempt Money Market Fund (collectively "the Money Market Funds"), Fixed Income Fund, Intermediate Government Fixed Income Fund, Tax-Exempt Fixed Income Fund, International Fixed Income Fund, Balanced Fund, Limited Volatility Fixed Income Fund (collectively "the Fixed Income Funds"), Value Fund, Growth Fund, International Equity Fund, Small Cap Growth Fund, Real Estate Fund, TransEurope Fund, Asian Tigers Fund, Latin America Equity Fund and Small Cap Value Fund (collectively "the Equity Funds")(all funds collectively "the Funds"). The Limited Volatility Fixed Income Fund and TransEurope Fund had not yet commenced operations as of December 31, 1998. The Trust prospectuses describe each Fund's investment objectives, policies and strategies. The Small Cap Value Fund is offered through two prospectuses, one for each class of shares.

     The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Trust offers two classes of shares: Common Share Class, previously the Trust Class, and Investor Share Class.

2.   Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds.

     Security Valuation--Investments in equity securities that are traded on a national securities exchange (or reported on NASDAQ national market system) are stated at the last quoted sales price, for the principal exchange, if readily available for such equity securities, on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale for the principal exchange was reported on that date are stated at the last quoted bid price. Debt obligations exceeding 60 days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with 60 days or less until maturity may be valued at their amortized cost. Foreign securities are valued based upon quotations as of the time of the net asset value calculation. The value of securities for which no quotations are readily available (including restricted securities that are not deemed to be liquid) is determined in good faith at fair value under the supervision of the Board of Trustees.

     Investment securities held by the Money Market Funds are stated at amortized cost which approximates market value. Under the amortized cost method, any discount or premium is accreted or amortized ratably to the maturity of the security and is included in interest income.

     Federal Income Taxes--It is each Fund's intention to qualify as a regulated investment company for federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for federal income taxes are required in the accompanying financial statements.

     Security Transactions and Related Income--Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold, adjusted for the accretion and amortization of purchase discounts and premiums during the respective holding periods. Purchase discounts and premiums on securities held by the Equity and Fixed Income Funds are accreted and amortized to maturity using the interest method, which approximates the effective interest method.

     Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income is not accrued until settlement date. Each Fund instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued purchase commitments.

     Repurchase Agreements--Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

     Net Asset Value Per Share--The net asset value per share of each Fund or class of shares is calculated each business day. In general, it is computed by dividing the assets of each Fund or class of shares less its liabilities, by the number of outstanding shares of the Fund or class.

     Foreign Currency Translations--The books and records for the International Fixed Income Fund, Asian Tigers Fund, International Equity Fund and Latin America Equity Fund (the "International Funds") are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
     (i) market value of investment securities, assets and liabilities at the current rate of exchange; and
     (ii) purchases and sales of investment securities, income, and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

                                                               December 31, 1998

     For foreign equity securities, the International Funds do not isolate the portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

     The International Funds do isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon sale or maturity of foreign currency denominated debt obligations for federal income tax purposes.

     The International Funds report certain foreign currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

     Forward Foreign Currency Contracts--The International Funds may enter into forward foreign currency contracts as hedges against fund positions. The aggregate principal amounts of the contracts are not recorded as the Fund intends to settle the contracts prior to delivery. All commitments are "marked-to-market" daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. Gains or losses on the purchase or sale of forward foreign currency contracts having the same settlement date and broker are recognized on the date of offset, otherwise gains or losses are recognized on the settlement date.

     The use of forward foreign currency contracts does not eliminate the fluctuations in the underlying prices of a Fund's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, each Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

     Maturity Dates--Certain variable rate and floating rate securities of the Funds are subject to "maturity shortening" devices such as put or demand features. Under Rule 2a-7 of the 1940 Act, these securities are deemed to have maturities shorter than the ultimate maturity dates. Accordingly, the maturity dates reflected in the Schedule of Investments are the shorter of the effective put/demand date or the ultimate maturity date.

     Classes--Class-specific expenses are borne by that class. Income, expenses, and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative daily net assets.

     Expenses--Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Fund are prorated to the Funds on the basis of relative net assets.

     Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

     Other--Dividends from net investment income for the Equity and Fixed Income Funds are paid to shareholders on a periodic basis. Dividends from net investment income for the Money Market Funds are declared to shareholders daily and distributed monthly. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

     The amounts of dividends from net investment income and distributions from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts recorded under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital in the period that the difference arises.

     Due to the nature of the dividends that the Real Estate Fund receives from REIT's, the Real Estate Fund anticipates it may have a tax basis return of capital.

3.   Administration and Distribution Agreements

     Effective July 1, 1998, the Trust and ABN AMRO Fund Service, Inc. (the "Administrator") entered into an administration agreement (the "Administration Agreement"). Under the terms of the Administration Agreement, the Administrator is entitled to a fee calculated daily and paid monthly at an annual rate .15% of the average daily net assets of each Fund. The Administrator has agreed to voluntarily waive a portion of its fee for certain Funds, for an indefinite period of time. The Administrator may in its sole discretion terminate this waiver at any time.

     From March 1, 1998 to July 1, 1998, First Data Investor Services Group, Inc. ("Investor Services Group") provided administrative services to the Funds and voluntarily waived a portion of its fee for certain Funds. Prior to March 1, 1998, SEI Fund Resources provided administrative services to the Funds and voluntarily waived a portion of its fee for certain Funds.

     Investor Services Group provides fund accounting and related services to the Funds. Investor Services Group has agreed to voluntarily waive a portion of its fee for certain Funds, for an indefinite period of time. Investor Services Group may in its sole discretion terminate this waiver at any time.

     First Data Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of Investor Services Group and an indirect wholly-owned subsidiary of First Data Corporation, serves as the distributor of the Funds. The Trust has a distribution plan with respect to Investor Share Class. The Distributor is paid a fee of .25% of the average daily net assets of the Investor

Share Class of each Fund. Prior to March 1, 1998, Rembrandt Financial Services Company provided these distribution services to the Funds.

     In addition, the Trust has a shareholder servicing plan with respect to Investor Share Class. The Distributor is paid a fee of .25% of the average daily net assets of the Investor Share Class of each Fund for its efforts in maintaining client accounts, arranging bank wires, responding to client inquiries concerning services provided on investment and assisting clients in purchase, redemption and exchange transactions, and changing their dividend options, account designations and addresses. For the current period, the distributor has waived a portion of this fee for an indefinite period of time. Prior to March 1, 1998, Rembrandt Financial Services Company provided these services to the Investor Share Class of the Funds. For the period January 1, 1998 through February 28, 1998, Rembrandt Financial Services Company waived $3,245 for the Government Money Market Fund and $759 for the Money Market Fund.

4. Organizational Costs and Transactions with Affiliates

Organizational costs have been capitalized by the Funds and are being amortized over 60 months, commencing with operations. In the event any of the initial shares are redeemed by any holder thereof during the period that the Fund is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Fund will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption. These costs include legal fees for organizational work performed by a law firm of which two officers of the Trust are partners.

     Certain officers of the Trust are also employees of the Administrator, Sub-Administrator, Distributor and/or Advisor. Such officers are paid no fees by the Trust for serving in their roles as officers of the Trust.

5. Investment Advisory Agreement

The Trust has entered into an investment advisory agreement with ABN AMRO Asset Management (USA) Inc., (the "Advisor"), under which the Advisor is entitled to an annual fee equal to .60% of the average daily net assets of each of the Fixed Income, Intermediate Government Fixed Income, Limited Volatility Fixed Income and Tax-Exempt Fixed Income Funds; .80% of the average daily net assets of each of the International Fixed Income, Value, Growth, Small Cap Growth, and Small
Cap Value Funds; 1.00% of the average daily net assets of each of the Real Estate, International Equity, TransEurope, Latin America Equity and Asian Tigers Funds; .70% of the average daily net assets of the Balanced Fund; .35% of the average daily net assets of each of the Treasury Money Market, Money Market, and Tax-Exempt Money Market Funds, and .20% of the average daily net assets of the Government Money Market Fund. The Advisor has voluntarily agreed for an indefinite period of time, to waive a portion of its fee in an amount equal to
 .10% of the average daily net assets of each of the Fixed Income Funds, except the International Fixed Income Fund. The Advisor has also voluntarily agreed for an indefinite period of time, to waive a portion of its fee in an amount equal to .15% of the average daily net assets of each of the Money Market Funds, except the Government Money Market Fund. The Advisor has also agreed to for an indefinite period of time, to waive a portion of its fee in an amount equal to
 .30% of the average daily net assets of the Real Estate Fund. This waiver can be discontinued anytime. ABN AMRO-NSM International Funds Management B.V. has entered into a sub-advisory agreement with the Advisor and serves as Sub-Advisor to the International Funds. Sub-Advisory fees are paid by the Advisor.

6. Investment Transactions

The cost of security purchases and the proceeds from the sale of securities excluding U.S. Government securities, and temporary cash investments, during the year ended December 31, 1998 were as follows:

                              Purchases    Sales
                                (000)      (000)
                              ---------   --------
Fixed Income                   $ 90,008   $ 70,941
Intermediate Government
  Fixed Income                       --         --
Tax-Exempt Fixed Income          14,880     21,535
International Fixed Income       13,302     13,325
Balanced                         37,974     38,013
Value                           108,845    174,380
Growth                          108,866     99,426
International Equity             67,035     35,700
Small Cap Growth                 78,382     70,904
Real Estate                       5,109        561
Asian Tigers                     15,876     16,847
Latin America Equity             25,832     27,439
Small Cap Value                  11,897      2,724

     The cost of security purchases and the proceeds from the sale of U.S. Government securities during the year ended December 31, 1998 were as follows:

                              Purchases    Sales
                                (000)      (000)
                              ---------   --------
Fixed Income                   $190,518   $181,691
Intermediate Government
  Fixed Income                   49,790     59,929
Tax-Exempt Fixed Income              --         --
International Fixed Income           --         --
Balanced                         26,025     24,019
Value                                --         --
Growth                               --         --
International Equity                 --         --
Small Cap Growth                     --         --
Real Estate                          --         --
Asian Tigers                         --         --
Latin America Equity                 --         --
Small Cap Value                      --         --

                                                               DECEMBER 31, 1998

     The aggregate gross unrealized appreciation and depreciation, net unrealized appreciation and depreciation, and cost for all securities as computed on a Federal income tax basis, at December 31, 1998 for each Fund is as follows:

                            Net
                           Gross          Gross        Unrealized
                        Appreciated   (Depreciated)   Appreciation
                        Securities     Securities    (Depreciation)     Cost
                           (000)          (000)          (000)         (000)
                        ------------------------------------------------------
Fixed Income              $ 2,321        $   (263)      $ 2,058       $170,630
Intermediate
  Government
  Fixed Income                954             (25)          929         42,092
Tax-Exempt Fixed
  Income                    2,130              (8)        2,122         33,399
International Fixed
  Income                    1,310             (82)        1,228         15,484
Balanced                   15,433          (3,451)       11,982         67,740
Value                      20,683         (11,040)        9,643        168,319
Growth                     59,795          (3,460)       56,335        135,670
International Equity       47,419          (3,158)       44,261         97,539
Small Cap Growth            9,048          (5,302)        3,746         43,103
Real Estate                   165            (733)         (568)         7,589
Asian Tigers                2,597          (7,300)       (4,703)        31,514
Latin America Equity          817          (7,348)       (6,531)        24,550
Small Cap Value               691            (960)         (269)         9,018

     At December 31, 1998 the following Funds had available realized capital losses to offset future net capital gains through fiscal year ended:

                                                       Amount   Expiration
                                                       (000)       Date
                                                       -------------------
Treasury Money Market                                      5       2006
Government Money Market                                    2       2002
                                                           2       2004
Tax-Exempt Money Market                                    1       2005
Intermediate Government Fixed Income                      49       2002
                                                         447       2003
                                                         962       2004
Tax-Exempt Fixed Income                                1,063       2002
                                                         307       2003
International Equity                                   1,190       2006
Small Cap Growth                                       1,482       2006
Real Estate                                              114       2006
Asian Tigers                                           3,176       2005
                                                       7,164       2006
Latin America Equity                                   2,398       2006
Small Cap Value                                          581       2006

At December 31, 1998 the following Funds have elected to defer capital losses attributable to Post-October Losses:

                                                    Amount
                                                    (000)
                                                    ------
Fixed Income                                          18
Small Cap Growth                                     718
Asian Tigers                                         808
Latin America Equity                                 309
Small Cap Value                                        9

7.  Foreign Securities

Certain Funds may invest in foreign securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in the securities of U.S. companies and the U.S. government. These risks include re-valuation of currencies and future political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government. For more detailed information please consult the prospectus.

8.  Tax Information (unaudited)

During the fiscal year ended December 31, 1998, the following Funds made distributions from long-term capital gains:

                                         Amount
                                       -----------
Fixed Income                           $   186,422
International Fixed Income                  68,656
Balanced                                 9,569,124
Value                                   63,893,039
Growth                                  17,056,206
International Equity                     1,314,479
Small Cap Growth                           206,528

[LOGO APPEARS HERE] ABN.AMRO Funds

--------------------
ANNUAL REPORT
--------------------
December 31, 1998

Money Market Funds

Treasury Money Market Fund
Government Money Market Fund
Money Market Fund
Tax-Exempt Money Market Fund

Fixed Income Funds

Fixed Income Fund
Intermediate Government Fixed Income Fund
Tax-Exempt Fixed Income Fund
Limited Volatility Fixed Income Fund*

Balanced Fund

Balanced Fund

Equity Funds

Value Fund
Growth Fund
Small Cap Growth Fund
Real Estate Fund
Small Cap Value Fund

International Funds

International Fixed Income Fund
International Equity Fund
Asian Tigers Fund
Latin America Equity Fund
TransEurope Fund*

INVESTMENT ADVISOR

ABN AMRO Asset Management (USA) Inc.
208 South LaSalle Street
Fourth Floor
Chicago, IL 60604-1003

ADMINISTRATOR

ABN AMRO Fund Services, Inc.
208 South LaSalle Street
Fourth Floor
Chicago, IL 60604-1003

DISTRIBUTOR

First Data Distributors, Inc.
4400 Computer Drive
Westborough, MA 01581

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, PA 19103

INDEPENDENT AUDITORS

Ernst & Young LLP
200 Clarendon Street
Boston, MA  02116-5072

-----------
* As of the date of this annual report, these funds had not yet commenced operations.
For more information, call 1-800-443-4725 http://www.abnamrofunds-usa.com

                         [LOGO APPEARS HERE] ABN.AMRO

This report and the financial statements contained herein are for the general information of the shareholders of the funds named above. This report is not authorized for distribution to prospective investors in a fund unless preceded or accompanied by a currently effective prospectus.